Prospectus
December 20, 2018
RiverSource®
RiverSource® Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6 – NY).
The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured’s death. You may direct your net premiums or transfers to:
•	A fixed account to which we credit interest.
•	Indexed accounts to which we credit interest.
•	Subaccounts that invest in underlying funds.
Prospectuses are available for the funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations. Sale of the policy is contingent upon approval by the New York State Department of Financial Services.
Please note that your investments in a policy and its underlying funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	4% of each premium payment.

State Premium Taxes	When you pay premium.	Deducted from each premium payment. See discussion under “Premium Expense Chagre.”

Surrender Charge(a)	When you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount. The rates to the right are the initial surrender charge. These rates decrease monthly until it is zero at the end of year 10.	Rate per $1,000 of initial specified amount:
Minimum: $11.13 — Female, Standard NonTobacco, Age 0.
Maximum:$ 47.50 — Male, Standard Tobacco, Age 59.

Representative Insured: $18.17 — Male, Super Preferred Nontobacco, Age 35.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Accelerated Benefit Rider for Terminal Illness Charge(ABRTI)	Upon payment of Accelerated Benefit.	0.25% (.0025) of the Accelerated Benefit lump sum advanced; however, for the first Accelerated Benefit payment advanced, the fee will not be less than $250. The maximum aggregate charge for all Accelerated Benefits advanced is $500.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

4    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of net amount at risk:
Minimum: $.005 — Female, Standard Nontobacco, Age 4: Duration 1.
Maximum: $83.333 — Male, Standard Nontobacco, attained age 112:

Representative Insured: Male, Super Preferred Nontobacco, Age 35: Duration 1.
Guaranteed: $.075 per month
Current: $.0075 per month

Policy Fee	Monthly.	$10.00 per month for initial specified amounts below $1,000,000; and
$0 per month for initial specified amounts of $1,000,000 and above.

Administrative Charge	Monthly.	Rate per $1,000 of initial specified amount:
Minimum: $.096 — Female, Standard Nontobacco, Age 0.
Maximum: $6.888 — Male, Preferred tobacco, Age 90

Representative Insured: Male, Super Preferred Nontobacco, Age 35.
Guaranteed: $0.241 per month, years 1-20; $ 0.121 per month, years 21+.
Current: $0.172 per month, years 1-10; $0 per month, years 11+.

Mortality and Expense Risk Charge	Daily.	Annual rate of 0.60% applied monthly to the variable account value.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	• 4% for policy years 1-10;
• 2% for policy years 11+.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	The indexed account charge is equal to the sum of the charges for all indexed accounts. The charge for an indexed account is equal to the current indexed account charge for that indexed account multiplied by the sum of the segment values corresponding to that indexed account as of the monthly date. The indexed account charge will be taken out of policy value as part of the monthly deduction.

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Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	• For that part of the accelerated benefit which does not exceed policy value available for policy loans when an accelerated benefit is requested, we will charge the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).
• For that part of the accelerated benefit which exceeds policy value available for policy loans when the accelerated benefit is requested, the greatest of:
• the current yield on 90-day Treasury bills, or
• the current maximum statutory adjustable policy loan interest rate, or
• the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial specified amount:
Minimum: $.04 — Female, Age 5.
Maximum: $.16 — Male, Age 69.

Representative Insured: $.08 — Male, Super Preferred Nontobacco, Age 35.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR specified amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the policy value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of net amount at risk
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male, Standard Tobacco, Age 59.

Representative Insured: $0.01340 — Male, Super Preferred Nontobacco, Age 35.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.

Representative Insured: $0.04009 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	This rider does not include waiver for involuntary unemployment.

6    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource ® Accelerated Benefit Rider for Chronic Illness (ASR)(a)(c)(d)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider specified amount:
Minimum: $0.0025, Male, Age 20, Super Preferred Nontobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: $26.85, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Male, Age 35, Super Preferred Nontobacco, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of OIR specified amount:
Minimum: $.0325 — Male, Nontobacco, Age 85.
Maximum: $.0629 — Female, Tobacco, Age 35-55.

Representative Insured: $0.05 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(c)	The monthly cost of insurance rate is based on the accelerated benefit insured’s sex, risk class, issue age, duration and the monthly benefit percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(d)	This rider is only available for policies purchased under the Option 1 death benefit.

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Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum annual operating expenses for the funds
(Including management fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.28	1.36
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and the Statement of Additional Information (“SAI”).

8    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the beneficiary of the policy when the insured dies. Your policy’s death benefit can never be less than the specified amount unless you change that amount or your policy has outstanding indebtedness.	The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the specified amount; or
• a percentage of the policy value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 2 (variable amount): If death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the policy value plus the specified amount; or
• a percentage of the policy value.
You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 3 (return of premium, subject to a limit): If death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
1. the lesser of:
• the specified amount plus premiums paid, less partial surrenders and any partial surrender fees; or
• the Death Benefit Option 3 Limit shown under Policy Data; or
2. a percentage of the policy value.
You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
Death Benefit after the insured’s attained insurance age 120 anniversary:
Under all Death Benefit Options, the death benefit upon death of the insured after the insured’s attained insurance age 120 anniversary will be the greater of:

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
• the death benefit on the insured’s attained insurance age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the insured’s attained insurance age 120 anniversary; or
• the policy value on the date of death.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.

Minimum Initial Premium Guarantee and No Lapse Guarantee (NLG)	Your policy will not lapse (end without value) if the minimum initial premium guarantee or the NLG option is in effect, even if the cash surrender value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Guarantee : A period of the first ten policy years during which you may choose to pay the minimum initial premium as long as the policy value minus indebtedness equals or exceeds the monthly deduction.
No Lapse Guarantee: Each policy has the following NLG option which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus surrender charges:
• No Lapse Guarantee To Age 75 (NLG-75) guarantees the policy will not lapse before the insured’s attained insurance age 75 (or 10 years, if later).

Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured’s attained insurance age 120. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether any of the NLG options remain in effect.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	If you exercise your right to examine your policy under the “Free Look” provision of the policy, you will receive a full refund of all premiums paid.
You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it. (If the policy is intended to replace an existing policy, your right to examine it is extended to 60 days). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The policy date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

10    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Exchange Right	For 18 months after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. This exchange does not require our underwriting approval. We do not issue a new policy.

Investment Choices	You may direct your net premiums or transfer your policy’s value to:
	• The Variable Account, which consists of subaccounts, each of which invests in a fund with a particular investment objective.	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 2%.
	• The Indexed Accounts, which are part of our general investment account.	• The Indexed Accounts earn interest based on a change in the value of one or more designated index(es), subject to a segment growth cap, segment floor and segment participation rate. Indexed interest will never be lower than 0% for the 1-year indexed account or 1% for the 2-year indexed account.

Policy Value Credit	We may periodically apply a policy value credit to your policy value. The requirements that must be met to receive any policy value credit are shown under Policy Data.	How it works: The amount of the policy value credit is determined by multiplying the policy value credit percentage times the policy value minus any indebtedness at the time the calculation is made.
We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable surrender charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.

Surrenders	You may cancel the policy while it is in force and receive its cash surrender value or take a partial surrender out of your policy.	The cash surrender value is the policy value minus indebtedness minus any applicable surrender charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s cash surrender value.	Generally, you may access your policy’s cash surrender value through policy loans without incurring taxes or surrender charges associated with withdrawals. See discussion under “Policy Loans” and “Federal Taxes.”

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Transfers	You may transfer your policy’s value.	You may transfer policy value from one subaccount to another or between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts. Certain restrictions may apply.

Optional Insurance Benefits	You may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions and conditions apply and are clearly described in the applicable rider.	Available riders you may add:
• Accelerated Benefit Rider for Terminal Illness (ABRTI): If the insured is terminally ill and death is expected to occur within twelve months, the rider provides that you can withdraw a portion of the death benefit prior to death.
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the insured’s death is caused by accidental injury.
• Automatic Increase Benefit Rider (AIBR): AIBR provides an increase in the specified amount at a designated percentage on each policy anniversary until the earliest of the insured’s attained insurance age 65 or the occurrence of certain other events, as described in the rider.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
• Overloan Protection Benefit (OPB): Protects the policy from lapsing as a result of the loan balance exceeding the policy value.
• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled before attained insurance age 60. In addition:
• If total disability begins on or after attained insurance age 60 but before attained insurance age 65, the monthly deduction will be waived only for a limited period of time.
• Waiver of Premium Rider (WP): Under WP, if total disability begins before attained insurance age 60, prior to attained insurance age 65 we will add the specified premium shown under Policy Data in the policy to the policy value or waive the monthly deduction if higher. On or after attained insurance age 65, we will waive the monthly deduction.
In addition:
• If total disability begins on or after attained insurance age 60 but before attained insurance age 65, the monthly deduction will be waived for a limited period of time.
• AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR): ASR provides a rider payment to you, as an acceleration of the policy’s death benefit, if the accelerated benefit insured becomes a chronically ill individual who receives qualified long-term care services. Please note the following about the ASR:
• This rider is only available for policies purchased under the Option 1 death benefit .
• At the request of the owner, the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit, to the owner or to any individual authorized to act on behalf of the owner.

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)		• These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a licensed health care practitioner that certifies the accelerated benefit insured is a chronically ill individual; and 2) Proof that the accelerated benefit insured received or is receiving qualified long-term care services pursuant to a plan of care; and 3) Proof that the elimination period has been satisfied; and 4) Written notice of claim and proof of loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
• We will begin monthly benefit payments under this rider when the eligibility for the payment of benefits conditions are met and a claim for benefits has been approved by us. The ASR does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR may be adjusted.
• Monthly benefit payments paid will also change other values of the life insurance policy as provided in the rider such as policy value less indebtedness, surrender charges and monthly no-lapse guarantee premiums.
• Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the surrender change.
• The amount waived is a percentage of the surrender charge that would apply to the initial specified amount.
• The waiver does not apply to any surrender charge due to increases in specified amount, or to partial surrenders.
• Surrender charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

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Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your net premiums or transfer your policy’s value to a subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the subaccounts of the variable account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your policy’s value between subaccounts.	• The value of the subaccount from which you transferred could increase.
• The value of the subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in policy value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could lapse with no value.

	Your policy has little or no cash surrender value in the early policy years.	• Surrender charges apply to this policy for the first ten years. Surrender charges can significantly reduce policy values. Poor investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy lapses.
• Also, the lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may lapse due to surrender charges.	• Surrender charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the policy value and the death benefit, and may terminate the NLG. Additionally, for Option 1 policies, a partial surrender will reduce the specified amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of policy value;
— reducing the death benefit.
• Taking a loan may also terminate the minimum initial premium guarantee or the NLG.

14    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can lapse due to poor investment performance.	• Your policy could lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay surrender charges on the old policy.
• The new policy has surrender charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total policy value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total policy value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

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Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

If your policy lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the owner of the fund shares held by our Variable Account.	• You may be taxed on the income of each subaccount to the extent of your investment in the subaccount.

16    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund’s prospectus. Please refer to the prospectuses for the funds for more information. The investment advisers cannot guarantee that the funds will meet their investment objectives.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    17

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account, indexed accounts and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under “Surrender Charge”, and the administrative charge, discussed under “Administrative Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by  the State of New York on premiums received by insurance companies. We reserve the right to change the premium expense charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed 4%.
Monthly Deduction
On each monthly date we deduct from the value of your policy in the fixed account, indexed accounts and/or subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the indexed account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:
•	you do not specify the accounts from which you want us to take the monthly deduction; or
•	the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the monthly deduction will be taken from the indexed accounts. See “Order of Deductions from Policy Value” for further discussion.
If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “no lapse guarantee,” “minimum initial  premium guarantee,” “grace period” and “reinstatement” at the end of this section on policy costs.)
Components of the monthly deduction:
1.	Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•	the amount of the death benefit;
•	the policy value; and

18    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	the statistical risk that the insured will die in a given period.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”	is the monthly cost of insurance rate based on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured’s attained insurance age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”	is the death benefit on the monthly date divided by 1.0016515813 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 2%).
“c”	is the policy value on the monthly date. At this point, the policy value has been reduced by the administrative charge, mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2.	Policy fee: $10.00 per month for initial specified amounts below $1,000,000 and $0.00 per month for initial specified amounts of $1,000,000 and above. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application, underwriting the policy and setting up computer records; and associated with administering and distributing the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed $15.00 per month.
3.	Administrative charge: charged each month prior to the insured’s attained insurance age 120 anniversary. This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency and expenses. However, it will never exceed the guaranteed administrative charge shown in the “Policy Data” section of the policy.
4.	Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. (See “Mortality and Expense Risk Charge” for complete discussion).
5.	Indexed account charge: compensates us for certain administrative, investment and other expenses we assume in making available the indexed account options. The charge is assessed as an asset-based charge and is based on the value of the segments of an indexed account on the monthly date.
6.	Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Surrender Charge
If you surrender your policy or the policy lapses during the first ten policy years or in the ten years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.
The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured’s insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. The additional maximum surrender charge in a revised policy will be based on the insured’s attained insurance age, sex (unless unisex rates are required by law), risk classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum surrender charge for VUL 6 – NY, we assume a male, insurance age 35 qualifying for preferred nontobacco rates and the specified amount to be $400,000.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    19

Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$ 7,250.33
2	7,038.33
3	6,826.33
4	6,614.33
5	6,402.33
6	6,104.53
7	4,862.93
8	3,621.33
9	2,379.73
10	1,138.13
11	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
If you have the AdvanceSource rider on your policy, once notice of claim is received partial surrenders are no longer allowed.
Mortality and Expense Risk Charge
The mortality and expense risk charge is deducted monthly as part of the monthly deduction. It compensates us for assuming the mortality and expense risks under the policy. It is equal to:
(a) × (b)	where:
12
“a” is the variable account value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge, the administrative charge and surrender charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, future investment earnings, persistency and expenses. However, it will never exceed the guaranteed mortality and expense risk rate shown in the “Policy Data” section of the policy.
Total Annual Operating Expenses of the Funds
Any applicable management fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	surrender charges;
•	cost of optional insurance benefits;
•	policy fees;
•	administrative charges;
•	mortality and expense risk charges;

20    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	indexed account charges; and
•	annual operating expenses of the funds, including management fees and other expenses.
In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The variable account: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The funds: The policy currently offers subaccounts investing in shares of the funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    21

and non-cash compensation that a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing expenses incurred with respect to the fund.
•	Money market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several fund of funds, including managed volatility funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and volatility management risk with the managed volatility funds: These funds invest in other registered mutual funds. In addition, managed volatility funds employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the policies and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your policy value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Although an investment in the managed volatility funds may mitigate declines in your policy value due to declining equity markets, the funds’ investment strategies may also curb or decrease your policy value during periods of positive performance by the equity markets. There is no guarantee that any of the funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the managed volatility funds, it provides no investment advice to you as whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous policy owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual policy owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for policy owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally,

22    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to policy owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy owners, including education of policy owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    23

You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class I	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 1)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 1)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 1)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 1)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

24    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Intermediate Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Equities Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
CTIVP sm - American Century Diversified Bond Fund (Class 1)	Seeks to provide shareholders with high level of current income.	Columbia Management Investment Advisers, LLC, adviser; Eaton Vance Management, subadviser.
CTIVP sm - AQR International Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP sm - AQR Managed Futures Strategy Fund (Class 1)	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP sm - BlackRock Global Inflation-Protected Securities Fund (Class 1)	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP sm - CenterSquare Real Estate Fund (Class 1)	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management, Inc., subadviser.
CTIVP sm - DFA International Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Dimensional Fund Advisors, L.P., subadviser.
CTIVP sm - Lazard International Equity Advantage Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.
CTIVP sm - Loomis Sayles Growth Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP sm - Los Angeles Capital Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Los Angeles Capital Management and Equity Research, Inc., subadviser.
CTIVP sm - MFS® Blended Research® Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP sm - MFS® Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP sm - Morgan Stanley Advantage Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.
CTIVP sm - Oppenheimer International Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; OppenheimerFunds, Inc., subadviser.
CTIVP sm - T. Rowe Price Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP sm - TCW Core Plus Bond Fund (Class 1)	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP sm - Victory Sycamore Established Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP sm - Wells Fargo Short Duration Government Fund (Class 1)	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP sm - Westfield Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.

26    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
DWS Alternative Asset Allocation VIP, Class A (previously Deutsche - Alternative Asset Allocation VIP, Class A)	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity ® VIP Contrafund® Portfolio Initial Class	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Initial Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Strategic Income Portfolio Initial Class	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Income VIP Fund - Class 1	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 1	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 1	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Janus Henderson Balanced Portfolio: Institutional Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Institutional Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    27

Investing In	Investment Objective and Policies	Investment Adviser
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Utilities Series - Initial Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Mid Cap Growth Portfolio, Class I Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I)	Seeks to invest primarily in common stocks of mid- to large- capitalization companies that meet the Fund's quality oriented financial and ESG criteria.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Institutional Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio, Institutional Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
Variable Portfolio - Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Columbia Wanger International Equities Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.
Variable Portfolio - Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)	Seeks total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

28    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Volatility Growth Fund (Class 1)	Seeks total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; BMO Asset Management Corp., Kennedy Capital Management, Inc., and Wells Capital Management Incorporated., subadvisers.
Variable Portfolio - Partners Small Cap Value Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio – Share Class I	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    29

Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.
Relationship Between Funds and Subaccounts
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See “Transfers Between the Fixed Account and Subaccounts.”)
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will not make any substitution or change without receiving the required prior approval of the SEC or state insurance departments.
Voting Rights
As a policy owner with investments in the subaccounts, you may vote on important fund matters.  We calculate votes separately for each subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any subaccount;
•	add or remove variable accounts;
•	combine the assets of the variable account with the assets of any of our other separate accounts;
•	register or deregister the variable account;
•	operate the variable account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the variable account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.

30    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account and the indexed accounts are the options supported by our general account that we make available under the policy.
We have not registered interests in the fixed account or the indexed accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, RiverSource Life of NY has a reasonable basis for concluding that these options provide sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933. With respect to the indexed accounts, RiverSource Life of NY represents that the indexed accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with New York standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate net premiums to the fixed account, transfer policy value from the subaccounts to the fixed account, or allocate the segment maturity value of an indexed account to the fixed account. Amounts allocated to the fixed account become part of our general account.
Placing policy value in the fixed account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 2%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 2%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 2% on any portion of policy value in the fixed account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on policy value in the fixed account as well as the interest rate that will be credited on any new money allocated to the fixed account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
You can allocate net premiums to the indexed accounts, transfer policy value from the subaccounts or the fixed account to the indexed accounts or allocate the segment maturity value of an indexed account to the indexed accounts (with certain restrictions, explained in “Transfers Among the Fixed Account, Indexed Accounts and Subaccounts”). Amounts allocated to the indexed accounts become part of our general account.
Placing policy value in the indexed accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the policy value that you place in the indexed accounts is guaranteed an indexed interest rate of 0% for the 1-year point-to-point indexed account (considered a 0% “floor”), and 1% for the 2-year point-to-point indexed account (considered a 1% “floor”), independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit indexed

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    31

interest at any rate higher than 0% for the 1-year point-to-point indexed account (considered a 0% “floor”), and 1% for the 2-year point-to-point indexed account (considered a 1% “floor”), although we may do so at our sole discretion. This means that you may never receive indexed interest on amounts invested in the 1-year point-to-point indexed account and you may receive only 1% for amounts invested in the 2-year point-to-point indexed account. Also, if fees and charges under the policy are deducted from the indexed accounts, you could lose more than the premiums you’ve paid into the indexed account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed interest rates credited in excess of the guaranteed rate will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-year and 2-year point-to-point indexed accounts); the segment participation rate (currently 100% for both the 1-year and 2-year point-to-point indexed accounts); and 3) the cap and floor rates in effect at the start of each segment. A segment is the portion of an indexed account that is associated with a particular segment start date. The segment participation rate is the percentage of the index growth rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an indexed interest period (1-year or 2-year period). The cap rate will never be lower than 3% for the 1-year point-to-point indexed account (considered a 3% “cap”), and 5% for the entire two years of the 2-year point-to-point indexed account (considered a 5% “cap”).
When you apply for your policy you will receive an illustration showing the current indexed account cap and floor rates in effect at that time. Subsequently, your statement will include the current cap rate in effect for all indexed accounts. In addition, we will provide notification on your statement if a segment’s cap or floor rate has decreased since your last statement.
The portion of policy value allocated to the indexed accounts earns interest based on a change in the value of the S&P 500 Index. An indexed account includes a corresponding interim account and one or more segments. Any money allocated to an indexed account will first be deposited into the corresponding interim account. An interim account temporarily holds net premiums, loan repayments and other amounts you request to be allocated to an indexed account. An interim account earns interest at a fixed rate not less than the fixed account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the interim account is $25 or greater, it will be transferred to a segment of the corresponding indexed account. This will begin a new “segment”, which is the portion of an indexed account created each time a transfer is made from the interim account to the indexed account. A segment lasts for a 12- or 24-month term and is eligible for indexed interest at the segment maturity date (the last day of the 12- or 24-month term). Once money is transferred to a segment it cannot be transferred out of the segment until the segment maturity date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have policy value in multiple segments at any given time.
Indexed interest is credited to the segment at the end of the segment term and is equal to the average segment value multiplied by the indexed interest rate. For a given segment, the average segment value is the average of the values at the end of each segment month over the indexed interest period. A segment month ends on the same day each month as the segment start date. An indexed interest period is the length of time a segment in an indexed account is open. Currently, the segment term for an indexed account is equal to the indexed interest period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment growth cap:	12%
Segment floor:	0%
Segment participation rate:	100%
Average segment value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $600 for the segment term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The index growth rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The indexed interest rate is equal to the lesser of a) the index growth rate multiplied by the segment participation rate or b) the segment growth cap of 12%, but not less than the segment floor of 0%:
a)	20% (index growth rate) x 100% (segment participation rate) = 20%

32    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

b)	Segment growth cap of 12%, but not less than segment floor of 0%
Therefore, in this example the indexed interest rate is capped at 12%.
The indexed interest credited is the average segment value multiplied by the indexed interest rate:
$5,000 x 12% = $600
Example 2 – Down-market:
This example shows the policy was credited with $0 for the segment term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The index growth rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The indexed interest rate is equal to the lesser of a) the index growth rate multiplied by the segment participation rate or b) the segment growth cap of 12%, but not less than the segment floor of 0%:
a)	-10% (index growth rate) x 100% (segment participation rate) = -10%
b)	Segment growth cap of 12%, but not less than segment floor of 0%
Therefore, in this example the indexed interest rate is 0%.
The indexed interest credited is the average segment value multiplied by the indexed interest rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $450 for the segment term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,090
The index growth rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1090	–1)	=	9%
1000
The indexed interest rate is equal to the lesser of a) the index growth rate multiplied by the segment participation rate or b) the segment growth cap of 12%, but not less than the segment floor of 0%:
a)	9% (index growth rate) x 100% (segment participation rate) = 9%
b)	Segment growth cap of 12%, but not less than floor of 0%
Therefore, in this example the indexed interest rate is 9%.
The indexed interest credited is the average segment value multiplied by the indexed interest rate:
$5,000 x 9% = $450
The segment growth cap, segment floor and participation rate are declared at the beginning of each segment. At segment maturity, the amount reallocated to the indexed account(s) along with any money in the interim account is combined to start a new segment, the segment growth cap is set and the process of crediting interest for that new segment starts over again. The segment growth cap is the limit on the index growth used in calculating the indexed interest. The segment floor provides protection when the performance of the index is less than the segment floor. The segment participation rate reflects how much of the index growth rate will be utilized in calculating the indexed interest. The guaranteed minimum segment growth cap, segment floor and segment participation rate is shown in the policy under Policy Data. Subsequent segment growth caps, segment floors and segment participation rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current segment growth cap, segment floor and segment participation rate for the indexed accounts available under the policy.
The indexed interest credited plus the segment value at the end of the segment result in the segment maturity value. The segment maturity value is reallocated to the fixed account, subaccounts, and/or indexed accounts according to the segment maturity reallocation percentages you have selected. The amount reallocated to the indexed accounts along with any money in the interim account is then combined to start a new segment. Each available indexed account has its own segment reallocation percentages that can be selected when you apply for the policy.  You may change the segment

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    33

reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the segment reallocation percentages will be effective for all segments of an indexed account maturing after the receipt of the request.  In absence of a selection of the segment reallocation percentages, segment maturity value will be allocated to the same indexed account.
On the insured’s attained insurance age 119 anniversary, segment reallocation percentages will be set to allocate any segment maturity value to the fixed account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the segment maturity reallocation percentages will be set to allocate all amounts to the fixed account. The segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the segment reallocation percentages.
The indexed account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the indexed account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If an index is discontinued or substantially changed, we may mature segments early. If we mature a segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an indexed account. In this case, the value of the discontinued indexed account will be transferred to the fixed account.
It is not possible to invest directly in an index. An indexed account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a specified amount of insurance;
•	select a death benefit option;
•	designate a beneficiary; and
•	state how premiums are to be allocated among the fixed account, the indexed accounts and the subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.
Risk classification: The risk classification is based on the insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)

34    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the insured, you and the insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the insured’s lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premium in effect in order to keep the policy in force.
The scheduled premium amount you pay is based on a number of factors including, but not limited to:
•	the specified amount;
•	the insured’s gender (unless unisex rates are required by law);
•	the insured’s issue age;
•	the insured’s risk classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 120.
Allocation of premiums: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

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When we receive notice of claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the fixed account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the insured’s attained insurance age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the fixed account, and may not be changed.
Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner’s access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.
Policy Value
The value of your policy is the sum of values in the fixed account, indexed account(s) and each subaccount of the variable account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your net premiums, transfer amounts (including loan transfers), segment maturity reallocations, and any applicable policy value credit allocated to the fixed account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out of the fixed account (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the fixed account.
Indexed Accounts
Amounts allocated to an indexed account will be held either in an interim account or the indexed account’s segments. We value the amounts you allocate to an indexed account directly in dollars. An indexed account’s value equals:
•	the sum of your net premiums, segment maturity reallocations, and any applicable policy value credit allocated to the indexed account; plus
•	indexed interest credited; minus
•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (due to loans taken and interest charged on indebtedness), segment maturity reallocations allocated to the fixed account, any subaccounts, or another indexed account; minus
•	any portion of the monthly deduction for the coming month that is allocated to the indexed account.
Subaccounts
We convert amounts you allocate to the subaccounts into accumulation units. Each time you allocate a net premium, transfer amounts into one of the subaccounts from the fixed account or another subaccount, or transfer amounts from the indexed accounts at segment maturity, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.
Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

36    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of accumulation units you own may fluctuate due to:
•	additional net premiums allocated to the subaccounts;
•	any applicable policy value credit allocated to the subaccounts;
•	transfers into or out of the subaccounts;
•	amounts transferred from indexed accounts at segment maturity;
•	partial surrenders and partial surrender fees;
•	surrender charges; and
•	monthly deductions.
Accumulation unit values will fluctuate due to:
•	changes in underlying fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses; and
•	fund operating expenses.
Order of Deductions from Policy Value
Any deductions from policy value will be taken from the fixed account, minus any indebtedness, and the subaccounts until exhausted.
When the fixed account, minus any indebtedness, and the subaccounts have been exhausted, any deductions from policy value will be taken in order from the following:
•	the interim accounts, proportionally, based on the interim account values until exhausted; then
•	the segments of the indexed accounts starting with the most recently opened segment(s); then
•	the next most recently opened segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple indexed account segments with the same start date, any deductions will be taken proportionally out of those segments based on the values in those segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to policy value as a result of exercising a policy provision or rider.
Keeping The Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium guarantee as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium guarantee as shown in your policy under “Policy Data,” if:
•	on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and
•	the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness, equals or exceeds the minimum initial premium, as shown in your policy under “Policy Data,” times the number of months since the policy date, including the current month.
The minimum initial premium guarantee is ten years.
No Lapse Guarantee
A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:
No Lapse Guarantee to Age 75 (NLG-75): This option guarantees the policy will not lapse before the insured’s attained insurance age 75 (or 10 years, if later).

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The NLG-75 will remain in effect as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding indebtedness; equals or exceeds
•	the NLG-75 premiums due since the policy date.
The NLG-75 premium is shown in the policy.
If, on a monthly date, you have not paid enough premiums to keep the NLG-75 in effect, the NLG-75 will terminate. Your policy will also lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium guarantee is not in effect. The NLG-75 may be reinstated within two years of its termination if the policy is in force.
Grace Period
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.
We will then mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the policy value and allocate it in the same manner as other premium payments.  If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have the AdvanceSource rider on your policy and the AdvanceSource rider terminates at the end of the grace period while the accelerated benefit insured is chronically ill, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Certain conditions are listed in the rider. The reinstated rider will not provide monthly benefit payments during the period of lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the accelerated benefit insured’s request.
Reinstatement
Your policy may be reinstated within three years after it lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the insured remains insurable;
•	payment of the premium we specify; and
•	payment or reinstatement of any indebtedness.
The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated. The NLG cannot be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Exchange Right
Once during the first 18 months after the policy date, if it has not lapsed or been surrendered in full, you have the right to exchange the policy for a flexible premium adjustable life policy that provides for benefits that do not vary with the investment return of the subaccounts. This is done by transferring, without charge, the entire policy value to the fixed account.
You also have the right to exchange the policy for a flexible premium adjustable life policy that provides for benefits that do not vary with the investment return of the subaccounts in the event of a material change in the investments of the subaccounts. The option to exchange is exercisable within 60 days after (a) the effective date of such change in the investments, or (b) the receipt of the notice of the change in investments, whichever is later. The exchange is done by transferring, without charge, the entire policy value to the fixed account.
A transfer for these purposes will not count against the five transfers per policy year limit described in the Transfers Among the Subaccounts and the Fixed Account provision of the Subaccounts section of the policy. Also, we will waive the restrictions on transfers from the subaccounts into the fixed account that are described in the Transfers Among the Subaccounts and the Fixed Account provision of the Subaccounts section of the policy.

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Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.
Paid-Up Insurance Option
You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance prior to the insured's attained insurance age 120. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy’s insured's attained insurance age 120. You will forfeit all rights to make future premium payments and all riders will terminate.
The amount and cash surrender value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its cash surrender value, cannot be greater than your current policy’s death benefit, minus its policy value (both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.
Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured’s death, you may surrender the paid-up insurance for its cash surrender value.
Proceeds Payable Upon Death
If the insured dies while the policy is in force, we will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the specified amount; or
•	a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the policy value plus the specified amount; or
•	a percentage of policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
1.	the lesser of:
•	the specified amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•	the Death Benefit Option 3 Limit shown under Policy Data; or
2.	a percentage of the policy value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the policy value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified amount	$100,000	$100,000	$100,000
Policy value	$ 5,000	$ 5,000	$ 5,000
Premiums Paid	$ 4,000	$ 4,000	$ 4,000
Death benefit	$100,000	$105,000	$104,000
Policy value increases to	$ 8,000	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000	$104,000
Policy value decreases to	$ 3,000	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000	$104,000

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If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy specified amount and policy value, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.
Under all death benefit options, if death is on or after the insured’s attained insurance age 120 anniversary, the death benefit amount will be the greater of: :
•	the death benefit on the insured's attained insurance age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the insured's attained insurance age 120 anniversary; or
•	the policy value on the date of death.
If you have the AdvanceSource rider on your policy: The proceeds payable upon death of the accelerated benefit insured on or after the insured’s attained insurance age 120 anniversary is reduced by each AdvanceSource rider benefit paid.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the insured’s attained insurance age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated beneficiaries. If we are unable to locate a beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated death benefit proceeds, the state is obligated to pay any such proceeds it is holding.
Change in Death Benefit Option
Prior to the insured’s attained insurance age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.
If you change from Option 3 to Option 1: The specified amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction because the cost of insurance charges depends upon the specified amount.
•	Minimum initial premium.
•	Charges for certain optional insurance benefits.
The surrender charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource rider on your policy: Neither Option 2 nor Option 3 is available.

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Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the specified amount.
Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured’s attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.
An increase in the specified amount will have the following effect on policy costs:
•	Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.
•	Charges for certain optional insurance benefits may increase.
•	The minimum initial premium and the NLG premiums will increase.
•	The administrative charge will increase.
•	The surrender charge will increase.
•	A new schedule of surrender charges will apply to the amount of any increase in the specified amount.
At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG option or the minimum initial premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the specified amount,(1) subject to all the following limitations:
•	Only one decrease per policy year is allowed.
•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the specified amount may not be less than the minimum amount shown in the policy.
•	In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% (50% for all other policies) of the initial specified amount.
•	In policy years 6 -10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.
•	In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.
•	In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.
Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The
(1) If you have the AdvanceSource rider on your policy and request a decrease in the policy specified amount, including decreases due to partial surrenders, you may impact the AdvanceSource rider specified amount and the remaining amount to be accelerated. After a decrease in the policy specified amount, if the remaining amount to be accelerated divided by the new policy specified amount is greater than the maximum rider specified amount percent shown in the “Policy Data” section of the policy, then the rider specified amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

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maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial specified amount in policy year 10:	$100,000 X .50 =	$ 50,000
Maximum reduction in increase in specified amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current specified amount:		$ 75,000
Current specified amount before reduction:		$ 200,000
Minus maximum permitted reduction in current specified amount:		–75,000
Specified amount after reduction		$ 125,000
A decrease in specified amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.
•	Charges for certain optional insurance benefits may decrease.
•	The minimum initial premium and the NLG premiums will decrease.
•	The administrative charge will not change.
•	The surrender charge will not change.
No surrender charge is imposed when you request a decrease in the specified amount.
We will deduct decreases in the specified amount from the current specified amount in this order:
•	First from the initial specified amount when the policy was issued, and
•	Then from the increases successively following the initial specified amount.
This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.
Misstatement of Age or Sex
If the insured’s age or sex has been misstated, the proceeds payable upon death will be:
•	the policy value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding indebtedness on the date of death.
Suicide
Suicide by the insured within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.
If the insured commits suicide within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.
Beneficiary
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer policy value from one subaccount to another or between subaccounts and the fixed account or indexed accounts. Certain restrictions apply to transfers involving the fixed account and the indexed accounts. We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

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If you have the AdvanceSource rider on your policy, once benefit payments begin, any value in your subaccounts will be transferred to the fixed account as well as all future premium payments. Transfers to the subaccounts will not be allowed. At the end of the period of coverage, the portion of the policy value in excess of indebtedness due to us will remain in the fixed account until written request is made to transfer to any subaccounts. The request must be made within 30 days after the end of the period of coverage.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the policy. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of policy value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

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We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of policy value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, and the risks that market timing pose to that fund and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.
•	If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
•	If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a subaccount to another subaccount, the fixed account or an indexed account:
•	For mail and telephone transfers — $250 or the entire subaccount balance, whichever is less.
•	For automated transfers — $50.

44    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

From the fixed account to a subaccount:
•	For mail and telephone transfers — $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the fixed account to one or more of the indexed accounts is the fixed account value minus any indebtedness minus the value of a transfer to one or more of the subaccounts occurring on the same day. The amount of any such transfer to an indexed account will be allocated to the corresponding interim account on the date it is received.
Transfer Restriction Period
A transfer restriction period is a 12-month period of time which begins on any date there is loan or withdrawal that is not part of a systematic distribution program from any indexed account, including the interim accounts. Any deduction from the indexed accounts due solely to an increase in indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•	no transfers from the fixed account or subaccounts to any indexed account will be allowed; and
•	indexed account premium allocation percentages will change to allocate all premium and loan repayments to the fixed account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written request to transfer any amount in the fixed account or subaccounts to any indexed account or to change the premium allocation percentage.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a subaccount to one or more subaccounts or to the fixed account to five per policy year. We may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time.
•	You may transfer all or part of the value of a subaccount to one or more of the other subaccounts, one or more of the indexed accounts and/or to the fixed account.
•	You may transfer all or part of the fixed account value, minus indebtedness, to one or more of the subaccounts and/or one or more of the indexed accounts.
•	Either the fixed account or one or more of the subaccounts can be used as the source of funds for any automated transfer arrangement. The indexed accounts may not be used as the source of funds for any automated transfer arrangement.
•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
•	The minimum transfer amount is $50.
•	You cannot make automated transfers from the fixed account to one or more subaccounts in an amount that, if continued, would deplete the fixed account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the fixed account to one or more of the indexed accounts only.
•	If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the fixed account or the subaccounts to any indexed account will not be allowed. Any dollar cost averaging arrangement that moves money to an indexed account will be terminated. Premiums and loan repayments allocated to an indexed account during this period will be redirected to the fixed account.
•	If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

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•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the automated transfer arrangement automatically.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•	from an indexed account segment prior to segment maturity, except transfers due to policy loans taken or interest charged on indebtedness;
•	from the fixed account or any subaccount to any indexed account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•	from the fixed account or any subaccount to any indexed account when the policy is in a transfer restriction period;
•	from the fixed account to any subaccount or indexed account after the insured’s attained insurance age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the insured’s attained insurance age 120 anniversary, any policy value in the subaccounts will be transferred to the fixed account and may not be transferred to any indexed account.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

46    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can ask us in writing to reallocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in good order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
$500 or the remaining loan value, whichever is less.
Maximum Loan Amounts
•	90% of the policy value minus surrender charges.
•	For phone requests, the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts on a pro rata basis. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.
We redeem accumulation units to make loan amounts from the subaccounts. When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the loan will be taken from the indexed accounts. (See “Order of Deductions from Policy Value” for further discussion.) The amount of any loan or loan interest taken from the subaccounts and indexed accounts will be transferred from the subaccounts and indexed accounts to the fixed account.
Repayments
We will allocate loan repayments to subaccounts, indexed accounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and the subaccounts with value on a pro rata basis. When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the additional loan interest will be taken from the indexed accounts. See “Order of Deductions from Policy Value” for further discussion.

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If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and the subaccounts with value on a pro-rata basis. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the fixed account, subaccounts and/or indexed accounts as collateral. The loan collateral does not participate in the investment performance of the subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the fixed account (See “The Fixed Account”). Payment of this interest is based on the strength and claims-paying ability of RiverSource Life Insurance Co. of New York. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or minimum initial guarantee to terminate.
If you have the AdvanceSource rider on your policy, upon notice of claim, additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource rider monthly benefit payment, that benefit payment will be reduced to repay a portion of the policy loan.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Total Surrenders
If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy’s cash surrender value. Partial surrenders by telephone are limited to $100,000. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts on a pro rata basis. When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the partial surrender will be made from the indexed accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of partial surrenders
•	A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the minimum initial premium guarantee and/or the NLG in effect.

48    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:
First from the initial specified amount when the policy was issued;
Then from the increases successively following the initial specified amount.
Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the specified amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)

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We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the policy owner or to an address other than the address of record. These requirements will be designed to ensure policy owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay policy proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the insured dies.
We pay all death benefit proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit proceeds from the date of the insured’s death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the insured’s lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any proceeds placed under this option at a rate 1% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in good order. However, we reserve the right to postpone payments of cash surrender value, policy loans or variable death benefit proceeds in excess of the specified amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;

50    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the fixed account for up to six months from the date we receive the request in good order. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 1% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it.
Taxation of Policy Proceeds
Death benefit proceeds: The death benefit paid to the beneficiary generally is not considered income to the beneficiary and is not subject to federal income taxes. When the proceeds are paid on or after the insured’s attained insurance age 120, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit proceeds under Payment Option A: The death benefit proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    51

Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary’s investment in the policy and will not be taxed. The beneficiary’s investment in the policy is generally the death benefit proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death proceeds (See the following table.): Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, or payment options may be subject to federal (or state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death proceeds:
Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon lapse of the policy.
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death proceeds:
Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• policy value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or

52    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Source of Proceeds	Taxable Portion of Pre-death Proceeds
• policy value minus your investment in the policy.(1)

Payment Options: Pre-death proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or lapse with outstanding indebtedness, see discussion related to “full surrender” or “lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

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Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification, sex and age of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the owner attains age 59½;
•	the distribution is attributable to the owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner’s beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

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owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within the either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The insured was an employee at any time during the 12-month period before the insured’s death;
•	The insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

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•	The death benefits are paid to a member of the family of the insured, any individual who is the designated beneficiary of the insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated beneficiary, or the estate of the insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary, or the estate of the insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be insured at the time the contract was issued;
•	Provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the employee.
AdvanceSource Rider: This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance contract will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the cash surrender value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance

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contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the cash surrender value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit proceeds or its cash surrender value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the insured is paid to a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

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Taxation — Determined by Policy ownership
The regulations provide rules for determining the owner and the non-owner of the life insurance contract. The general rule is that the owner is the person named as the policy owner. If two or more persons are designated as the policy owners, the first-named person generally is treated as the owner of the entire contract, however, if two or more persons are named as the policy owners and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as owners of separate contracts. The general rule that the person named as the policy owner is treated as the owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the owner of the life insurance contract if the owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus up to 2.50% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and risk classification of the insured at the time of issue as well as by the specified amount of the policy. Each year we also pay up to 1.00% of the policy value, less indebtedness, for servicing the policy, depending on the compensation option chosen by the selling firm. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the subaccounts.
•	We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.

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•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—	providing services to policy owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy owners, including surrender charges; and
—	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life of NY has cooperated and will continue to cooperate with the applicable regulators.

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RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

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Key Terms
These terms can help you understand details about your policy.
1-year point-to-point indexed account:  An indexed account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a segment growth cap, segment floor and segment participation rate).
2-year point-to-point indexed account:  An indexed account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a segment growth cap, segment floor and segment participation rate).
Accelerated benefit insured: This person is the insured of the policy to which the AdvanceSource rider is attached.
Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured’s death.
Adult day care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult day care center: A place that is licensed to provide adult day care by the state. If not licensed, it must meet certain criteria listed in the AdvanceSource rider.
AdvanceSource rider: In this prospectus, “AdvanceSource rider” refers to the AdvanceSource Accelerated Benefit Rider for Chronic Illness.
AdvanceSource rider specified amount: The maximum death benefit amount that may be accelerated under the AdvanceSource rider. This amount is chosen in your application for the rider and is shown in the “Policy Data” section of the policy.
Assisted living facility: A facility that provides ongoing care and related services to inpatients in one location.
Attained insurance age: The insured’s insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.
Average segment value: For a given segment, the average of the values at the end of each segment month over the indexed interest period. A segment month ends on the same day each month as the segment start date.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit proceeds.
Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured’s death occurs on or after the insured has attained insurance age 120. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.
Chronically ill individual: An individual who has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.
Close of business: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Cognitive impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Cumulative guaranteed indexed interest rate: The segment guaranteed annual interest rate compounded annually for the number of years of the indexed interest period.
Death benefit valuation date: The date of the insured’s death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligibility for the payment of benefits conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a licensed health care practitioner that certifies the accelerated benefit insured is a chronically ill individual; and 2) Proof that the accelerated benefit insured received or is receiving qualified long-term care services pursuant to a plan of care; and 3) Proof that the elimination period has been satisfied; and 4) Written notice of claim and proof of loss, as described in the “Claim Provisions” section of the rider.
Elimination period: The number of days of qualified long-term care services that are required while the AdvanceSource rider is in force before any benefit is available under the rider. The elimination period is shown in the “Policy Data” section of the policy. The dates of service need not be continuous; however, the elimination period must be satisfied within a period of 730 consecutive days. The elimination period must be satisfied only once while this rider is in force. Once all conditions for eligibility for the payment of benefits have been met, benefits will be payable for services used to satisfy the elimination period.
Fixed account: The portion of the policy value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.

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Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the subaccounts of the variable account invests in a specific one of these funds.
Good order: We cannot process your transaction request relating to the policy until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts, the indexed accounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Home health care: Personal assistance and care provided by a home health care provider in a private home or by an adult day care center.
Home health care provider: An agency or person who provides home health care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed account: The portion of the policy value that earns interest based on a change in the value of one or more designated indexes.
Indexed account value: The sum of the values of the segments of an indexed account plus the value of the indexed account’s corresponding interim account.
Index growth rate: The index growth rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the indexed interest period; and
B = the final value of the index as of the day before the end of the indexed interest period.
The final value of an index used in calculating the index growth rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The index growth rate does not include gains in the index that come from dividends.
Indexed interest rate: The indexed interest rate reflects any growth in the value of the index, subject to the segment growth cap and segment floor. The indexed interest rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the index growth rate;
(b) is the segment participation rate;
(c) is the segment growth cap;
(d) is the cumulative guaranteed indexed interest rate; and
(e) is the segment floor.
Insurance age: The age of the insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Interim account: An interim account corresponds to an indexed account. The interim account temporarily holds net premiums, loan repayments and other amounts you request to be allocated or transferred to its corresponding indexed account.
Interim account value: On the start date of a new segment of an indexed account, the value of the corresponding interim account equals zero. On any subsequent date, the interim account value equals:
1.	the interim account value as of the prior day, plus
2. any interest earned since the prior day, plus
3.	net premiums allocated to the corresponding indexed account and received since the prior day, plus
4. any portion of the segment maturity values of any indexed account reallocated to the indexed account since the prior day, plus
5. the amount of any transfers from the fixed account and the subaccounts to the indexed account, including loan repayment transfers, since the prior day, minus
6. the amount of any transfers from the interim account to the fixed account due to loans taken or loan interest charged since the prior day, minus
7. the amount of any partial surrender and partial surrender fees taken from the interim account since the prior day, minus,
8.	if the date is a monthly date, the portion of the monthly deduction taken from the interim account.

62    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Lapse: The policy ends without value and no death benefit is paid.
Licensed health care practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term care facility: A facility, other than the acute care unit of a hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please see your AdvanceSource rider for further details.
Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.
Minimum initial premium period: A period of time during the first policy year when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly benefit payment: The amount paid to the owner, or to any individual authorized to act on behalf of the owner, for a calendar month of qualified long-term care services received by the accelerated benefit insured.
Monthly benefit percent: The percentage (1%, 2% or 3%) which is elected at issue and shown in the “Policy Data” section of the policy.
Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.
Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net premium: The premium paid minus the premium expense charge.
No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
•	No lapse guarantee to age 75 (NLG-75) guarantees the policy will not lapse before the insured’s attained insurance age 75 (or 10 policy years, if later).
•	NLG-75 premium: The premium required to keep the NLG-75 in effect. The NLG-75 premium is shown in your policy. It depends on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.
Notice of claim: The written notice required to be submitted in order to start a claim.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The owner is authorized to make changes to the policy and request transactions involving policy value. In the prospectus “you” and “your” refer to the owner.
Period of coverage: The period of time during which the accelerated benefit insured receives services that are covered under AdvanceSource rider.
Plan of care: A written plan for long-term care services designed especially for the accelerated benefit insured.
Policy anniversary: The same day and month as the policy date each year the policy remains in force.
Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy value: The sum of the fixed account value plus the variable account value.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the insured prior to the date the insured has attained insurance age 120, proceeds will be the death benefit in effect as of the date of the insured’s death, minus any indebtedness.
•	Upon death of the insured on or after the insured has attained insurance age 120, proceeds will be the greater of:
—	the policy value on the date of the insured’s death minus any indebtedness on the date of the insured’s death; or
—	the policy value at the insured’s attained insurance age 120 minus any indebtedness on the date of the insured’s death.
•	On surrender of the policy, the proceeds will be the cash surrender value.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under the AdvanceSource rider to the owner.
Pro rata basis: Method for allocating amounts to the fixed account and to each of the subaccounts. It is proportional to the value (minus indebtedness in the fixed account) that each bears to the total policy value (minus indebtedness and minus the values of the indexed accounts).
Qualified long-term care services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a chronically ill individual; and
2. provided pursuant to a plan of care prescribed by a licensed health care practitioner; and

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    63

3. provided in a long-term care facility, an assisted living facility, an adult day care center, or by a home health care provider.
Risk classification: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Segment: A segment is the portion of an indexed account that is associated with a particular segment start date.
Segment floor: The minimum total interest rate for a segment over the indexed interest period, including both the segment guaranteed annual interest rate and the indexed interest rate.
Segment growth cap: The maximum total interest rate for a segment over the indexed interest period, including both the segment guaranteed annual interest rate and the indexed interest rate.
Segment maturity date: The last day of a segment term.
Segment participation rate: The percentage of the index growth rate that is used to calculate indexed interest.
Segment start date: The date on which amounts are transferred or reallocated to an indexed account. Segment months, segment years and segment terms are all measured from this date.
Segment term: The length of time a segment is open. Each segment begins on its segment start date and ends on its segment maturity date, which is determined by the segment term. The segment term for each indexed account is shown in the policy under Policy Data. Currently, the segment term for an indexed account is equal to the indexed interest period for that account.
Segment value: The value of a segment on the segment start date equals the amount transferred to the segment from the interim account on the sweep date, plus any amounts reallocated to that indexed account from any segment maturing on the same date. On any subsequent date, the segment value equals:
1.	the segment value as of the prior day, plus
2.	any segment guaranteed interest earned since the prior day, plus
3.	any indexed interest credited since the prior day, minus
4.	the amount of any transfers from the segment to the fixed account due to loans taken or loan interest charged since the prior day, minus
5.	the amount of any partial surrender and partial surrender fees taken from the segment since the prior day, minus,
6.	if the date is a monthly date, the amount of any monthly deduction taken from the segment.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured’s attained insurance age 120. We show the initial specified amount in your policy.
Subaccounts: Each subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or fund.
Substantial supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Sweep dates: The dates on which amounts in the interim account are transferred into a new segment of the corresponding indexed account. The initial sweep dates as of the issue date of the policy are shown under Policy Data. We reserve the right to change the day and frequency of the sweep dates; however, sweep dates will not occur less frequently than once per calendar quarter.
Valuation date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our Service Center before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request in good order. On the other hand, if we receive your transaction request in good order at our Service Center at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

64    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Valuation period: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.
Variable account: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.
Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    65

Appendix A: S&P Disclaimer
The S&P 500 Index (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life of NY. It is not possible to invest directly in an index. RiverSource Life of NY’s indexed accounts (collectively, the “Indexed Accounts”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of an Indexed Account or any member of the public regarding the advisability of investing in securities generally or in Indexed Accounts particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life of NY with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life of NY or the Indexed Accounts. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life of NY or the owners of the Index Accounts into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Indexed Accounts or the timing of the issuance or sale of the Index Accounts or in the determination or calculation of the equation by which the Indexed Accounts are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Indexed Accounts. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment or tax advisor.  A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE OF NY, OWNERS OF THE INDEXED ACCOUNTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F St. N.E., Washington, D.C. 20549-8629.
Investment Company Act File #811-5213
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, Inc.
© 2008-2018 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
S-6705 A (12/18)

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE SUCCESSION SELECT® VARIABLE LIFE INSURANCE (SUCCESSION SELECT – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV ES – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5 – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 ES – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE

(VUL 6 – NY)

December 20, 2018

Issued by:	RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

Telephone: 1-800-541-2251

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource of New York Account 8

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

S-6337 CE (12/18)

Information about RiverSource Life of NY	p.	3

Principal Underwriter	p.	4

Service Providers	p.	4

The Variable Account	p.	4

Additional Information about the Operation of the Policies	p.	5

Independent Registered Public Accounting Firm	p.	9

Financial Statements

2	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Information about RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 70500 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (the Department). We file an annual statement in a prescribed form with the Department. Our books and accounts are subject to review by the Department at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the financial soundness and claims-paying ability of insurance companies on a number of different factors. These ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2017 was $26,882,985, in 2016 was $25,785,355 and in 2015 was $28,699,298. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided a significant amount of services to RiverSource Life of NY, the compensation paid, and the basis for remuneration are listed below. Ameriprise Financial, Inc. and RiverSource Life Insurance Company are affiliated with RiverSource Life of NY.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

The aggregate dollar amount paid to AFI by RiverSource Life of NY for the services provided in 2017 was $1,052,372, in 2016 was $1,056,020 and in 2015 was $700,061.

The aggregate dollar amount paid to RiverSource Life Insurance Company by RiverSource Life of NY for the services provided in 2017 was $6,323,971, in 2016 was $6,159,451 and in 2015 was $5,469,178.

Custodian

RiverSource Life of NY is the custodian of the assets of RiverSource of New York Account 8. RiverSource Life of NY holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life of NY’s principal offices are located at 20 Madison Avenue Extension, Albany NY 12203.

The Variable Account

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account’s management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the variable account.

4	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR SUCCESSION SELECT– NY, VUL – NY, VUL IV – NY, VUL IV ES – NY, VUL 5 – NY, VUL 5 ES – NY AND VUL 6 – NY

SUCCESSION SELECT – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for five, ten or fifteen years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	5

VUL – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for
	10 Years		15 Years		20 Years
Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.81	$4.47	$4.74	$4.45	$4.65	$4.40

55	5.20	4.80	5.09	4.74	4.94	4.87

60	5.70	5.22	5.51	5.12	5.25	4.98

65	6.35	5.77	5.98	5.58	5.54	5.32

70	7.14	6.50	6.47	6.12	5.77	5.63

75	8.00	7.40	6.87	6.64	5.91	5.85

VUL IV – NY/VUL IV ES – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

6	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

VUL 5 – NY/VUL 5 ES – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	7

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$4.54	$4.10	$4.46	$4.06	$4.31	$3.99

	2025	4.39	3.97	4.32	3.94	4.19	3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

75	2015	6.41	5.77	5.99	5.53	5.39	5.14

	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

85	2015	9.63	9.02	7.85	7.61	6.22	6.16

	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

VUL 6 – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

8	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$3.67	$3.27	$3.61	$3.25	$3.50	$3.19

	2025	3.60	3.21	3.55	3.19	3.44	3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

70	2020	4.44	3.93	4.30	3.86	4.05	3.73

	2025	4.34	3.84	4.21	3.79	3.99	3.67
	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

75	2020	5.46	4.85	5.13	4.68	4.63	4.36

	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

85	2020	8.61	7.99	7.07	6.81	5.54	5.47

	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

Independent Registered Public Accounting Firm

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of each of the divisions of RiverSource of New York Account 8 as of December 31, 2017 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2016 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life of NY and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on the divisions’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2018

We have served as the auditor of one or more investment companies in the Separate Accounts of both RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York since 2010.

10	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$435	$2,629,186	$3,343,088	$670,638	$437,424
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	193	496	451	829
Receivable for share redemptions	—	1,065	1,319	334	208
Total assets	435	2,630,444	3,344,903	671,423	438,461

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,055	1,319	315	208
Contract terminations	—	9	—	19	—
Payable for investments purchased	—	193	496	451	829
Total liabilities	—	1,257	1,815	785	1,037
Net assets applicable to Variable Life contracts in accumulation period	—	2,629,187	3,343,088	670,638	437,301
Net assets applicable to seed money	435	—	—	—	123
Total net assets	$435	$2,629,187	$3,343,088	$670,638	$437,424
(1) Investment shares	34	79,963	207,002	12,489	45,900
(2) Investments, at cost	$404	$2,292,533	$2,966,268	$601,777	$439,885

Dec. 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Assets
Investments, at fair value(1),(2)	$823,656	$768,151	$4,296,295	$2,383,075	$547,198
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	46	112	91	—
Receivable for share redemptions	11,151	288	2,608	1,238	297
Total assets	834,807	768,485	4,299,015	2,384,404	547,495

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	472	288	2,458	880	248
Contract terminations	10,679	—	150	358	49
Payable for investments purchased	—	46	112	91	—
Total liabilities	11,151	334	2,720	1,329	297
Net assets applicable to Variable Life contracts in accumulation period	823,656	768,151	4,296,295	2,383,075	547,028
Net assets applicable to seed money	—	—	—	—	170
Total net assets	$823,656	$768,151	$4,296,295	$2,383,075	$547,198
(1) Investment shares	67,624	63,170	383,256	212,395	36,873
(2) Investments, at cost	$574,786	$640,762	$2,801,834	$1,985,477	$535,719

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	11

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Assets
Investments, at fair value(1),(2)	$356,338	$16,543,571	$5,164	$46,186	$193,021
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	4,011	—	—	—
Receivable for share redemptions	346	11,504	—	155	—
Total assets	356,684	16,559,086	5,164	46,341	193,021

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	191	10,990	—	—	—
Contract terminations	155	514	—	155	—
Payable for investments purchased	—	4,011	—	—	—
Total liabilities	346	15,515	—	155	—
Net assets applicable to Variable Life contracts in accumulation period	356,338	16,543,571	5,114	46,186	193,021
Net assets applicable to seed money	—	—	50	—	—
Total net assets	$356,338	$16,543,571	$5,164	$46,186	$193,021
(1) Investment shares	159,793	616,837	861	2,122	4,043
(2) Investments, at cost	$317,979	$9,852,364	$4,993	$39,228	$149,764

Dec. 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$26,443,095	$2,644	$45,512	$12,262,990	$1,483
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	79	—	—	5,360	—
Receivable for share redemptions	28,146	—	—	5,851	—
Total assets	26,471,320	2,644	45,512	12,274,201	1,483

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	17,575	—	—	5,851	—
Contract terminations	10,571	—	—	—	—
Payable for investments purchased	79	—	—	5,360	—
Total liabilities	28,225	—	—	11,211	—
Net assets applicable to Variable Life contracts in accumulation period	26,443,095	2,634	45,512	12,262,990	1,392
Net assets applicable to seed money	—	10	—	—	91
Total net assets	$26,443,095	$2,644	$45,512	$12,262,990	$1,483
(1) Investment shares	549,068	278	1,834	489,540	146
(2) Investments, at cost	$12,068,497	$2,641	$40,353	$8,327,843	$1,464

See accompanying notes to financial statements.

12	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Assets
Investments, at fair value(1),(2)	$215,935	$3,158,461	$70,871	$1,727,895	$19,473
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	303	170	—	48	—
Receivable for share redemptions	—	1,698	—	862	—
Total assets	216,238	3,160,329	70,871	1,728,805	19,473

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,559	—	816	—
Contract terminations	—	139	—	46	—
Payable for investments purchased	303	170	—	48	—
Total liabilities	303	1,868	—	910	—
Net assets applicable to Variable Life contracts in accumulation period	215,935	3,158,461	70,871	1,727,895	19,473
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$215,935	$3,158,461	$70,871	$1,727,895	$19,473
(1) Investment shares	10,376	150,978	7,954	192,416	19,473
(2) Investments, at cost	$166,828	$2,328,784	$71,112	$1,977,532	$19,473

Dec. 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$2,845,645	$175,582	$3,095,050	$14,498	$1,116,245
Dividends receivable	55	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,573	1,067	472	77	92
Receivable for share redemptions	1,352	—	1,359	—	615
Total assets	2,849,625	176,649	3,096,881	14,575	1,116,952

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,352	—	1,359	—	593
Contract terminations	—	—	—	—	22
Payable for investments purchased	2,573	1,067	472	77	92
Total liabilities	3,925	1,067	1,831	77	707
Net assets applicable to Variable Life contracts in accumulation period	2,843,696	175,582	3,095,050	14,498	1,116,245
Net assets applicable to seed money	2,004	—	—	—	—
Total net assets	$2,845,700	$175,582	$3,095,050	$14,498	$1,116,245
(1) Investment shares	2,845,645	25,897	453,155	1,930	146,874
(2) Investments, at cost	$2,845,619	$176,355	$3,110,183	$15,076	$1,231,498

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	13

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$18,591	$7,437,653	$27,882	$2,381,247	$9,689,695
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	2,873	—	—	—
Receivable for share redemptions	—	3,860	—	2,840	5,013
Total assets	18,591	7,444,386	27,882	2,384,087	9,694,708

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	3,860	—	1,255	4,436
Contract terminations	—	—	—	1,585	577
Payable for investments purchased	—	2,873	—	—	—
Total liabilities	—	6,733	—	2,840	5,013
Net assets applicable to Variable Life contracts in accumulation period	18,591	7,437,653	27,882	2,381,247	9,689,695
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$18,591	$7,437,653	$27,882	$2,381,247	$9,689,695
(1) Investment shares	1,801	717,228	1,696	143,276	471,060
(2) Investments, at cost	$18,620	$7,538,622	$22,451	$1,453,577	$6,742,135

Dec. 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$523,732	$89	$25,903	$635,645	$35,317
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	9	—
Receivable for share redemptions	248	—	—	293	23
Total assets	523,980	89	25,903	635,947	35,340

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	238	—	—	293	—
Contract terminations	10	—	—	—	23
Payable for investments purchased	—	—	—	9	—
Total liabilities	248	—	—	302	23
Net assets applicable to Variable Life contracts in accumulation period	523,655	—	25,903	635,645	35,317
Net assets applicable to seed money	77	89	—	—	—
Total net assets	$523,732	$89	$25,903	$635,645	$35,317
(1) Investment shares	55,716	8	1,023	24,888	1,580
(2) Investments, at cost	$537,764	$82	$22,612	$439,949	$30,465

See accompanying notes to financial statements.

14	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$729,632	$56,301	$6,103,798	$44,504	$434,252
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2	95	—	—	—
Receivable for share redemptions	314	—	6,018	310	244
Total assets	729,948	56,396	6,109,816	44,814	434,496

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	314	—	4,108	—	241
Contract terminations	—	—	1,910	310	3
Payable for investments purchased	2	95	—	—	—
Total liabilities	316	95	6,018	310	244
Net assets applicable to Variable Life contracts in accumulation period	729,632	56,301	6,103,798	44,504	434,252
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$729,632	$56,301	$6,103,798	$44,504	$434,252
(1) Investment shares	32,385	3,604	389,273	1,822	17,638
(2) Investments, at cost	$587,353	$48,204	$4,031,850	$33,564	$314,575

Dec. 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Assets
Investments, at fair value(1),(2)	$37,530	$1,302,013	$9,080	$13,729	$3,904
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	238	131	—	—	—
Receivable for share redemptions	—	633	—	—	—
Total assets	37,768	1,302,777	9,080	13,729	3,904

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	628	—	—	—
Contract terminations	—	5	—	—	—
Payable for investments purchased	238	131	—	—	—
Total liabilities	238	764	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	37,530	1,302,013	9,080	13,729	3,821
Net assets applicable to seed money	—	—	—	—	83
Total net assets	$37,530	$1,302,013	$9,080	$13,729	$3,904
(1) Investment shares	1,572	54,025	2,193	608	378
(2) Investments, at cost	$32,732	$928,573	$10,738	$11,571	$3,915

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	15

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Assets
Investments, at fair value(1),(2)	$1,551,290	$377,785	$510	$7,241	$8,818
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	281	8	—	—	—
Receivable for share redemptions	745	197	—	—	—
Total assets	1,552,316	377,990	510	7,241	8,818

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	745	197	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	281	8	—	—	—
Total liabilities	1,026	205	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	1,551,290	377,785	427	7,241	8,818
Net assets applicable to seed money	—	—	83	—	—
Total net assets	$1,551,290	$377,785	$510	$7,241	$8,818
(1) Investment shares	149,883	93,743	46	936	1,642
(2) Investments, at cost	$1,560,553	$536,273	$510	$7,047	$9,538

Dec. 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Assets
Investments, at fair value(1),(2)	$798,527	$105,952	$25,214	$48,733	$31,872
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	70	63	—	—	364
Receivable for share redemptions	416	—	156	—	—
Total assets	799,013	106,015	25,370	48,733	32,236

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	416	—	—	—	—
Contract terminations	—	—	156	—	—
Payable for investments purchased	70	63	—	—	364
Total liabilities	486	63	156	—	364
Net assets applicable to Variable Life contracts in accumulation period	798,527	105,952	25,214	48,733	31,872
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$798,527	$105,952	$25,214	$48,733	$31,872
(1) Investment shares	146,519	12,334	2,204	6,446	2,665
(2) Investments, at cost	$959,144	$110,336	$22,562	$50,118	$29,697

See accompanying notes to financial statements.

16	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Assets
Investments, at fair value(1),(2)	$20,101	$14,328	$378	$418,637	$102,930
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	850
Receivable for share redemptions	—	—	—	602	—
Total assets	20,101	14,328	378	419,239	103,780

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	240	—
Contract terminations	—	—	—	362	—
Payable for investments purchased	—	—	—	—	850
Total liabilities	—	—	—	602	850
Net assets applicable to Variable Life contracts in accumulation period	20,101	14,328	359	418,637	102,930
Net assets applicable to seed money	—	—	19	—	—
Total net assets	$20,101	$14,328	$378	$418,637	$102,930
(1) Investment shares	701	550	19	20,633	4,201
(2) Investments, at cost	$15,296	$11,491	$309	$283,131	$86,767

Dec. 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$3,111	$104,539	$23,247	$2,481	$5,661
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	3,111	104,539	23,247	2,481	5,661

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	3,091	104,539	23,247	2,464	5,661
Net assets applicable to seed money	20	—	—	17	—
Total net assets	$3,111	$104,539	$23,247	$2,481	$5,661
(1) Investment shares	117	8,541	1,963	111	535
(2) Investments, at cost	$2,390	$99,352	$21,964	$2,012	$5,638

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	17

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Assets
Investments, at fair value(1),(2)	$92,199	$491,803	$411	$12,707	$161,049
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	365	4	—	—	—
Receivable for share redemptions	—	297	—	—	28
Total assets	92,564	492,104	411	12,707	161,077

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	260	—	—	28
Contract terminations	—	37	—	—	—
Payable for investments purchased	365	4	—	—	—
Total liabilities	365	301	—	—	28
Net assets applicable to Variable Life contracts in accumulation period	92,199	491,803	335	12,707	160,897
Net assets applicable to seed money	—	—	76	—	152
Total net assets	$92,199	$491,803	$411	$12,707	$161,049
(1) Investment shares	3,575	18,879	41	553	11,851
(2) Investments, at cost	$81,122	$386,536	$415	$10,821	$156,625

Dec. 31, 2017 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,132,197	$4,188,415	$4,110,374	$2,128,296	$6,341,455
Dividends receivable	3,238	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	52	207	84	76	6
Receivable for share redemptions	648	2,213	2,737	724	6,100
Total assets	1,136,135	4,190,835	4,113,195	2,129,096	6,347,561

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	625	2,141	2,176	724	3,567
Contract terminations	23	72	561	—	2,533
Payable for investments purchased	3,290	207	84	76	6
Total liabilities	3,938	2,420	2,821	800	6,106
Net assets applicable to Variable Life contracts in accumulation period	1,132,197	4,188,415	4,110,374	2,128,296	6,341,455
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,132,197	$4,188,415	$4,110,374	$2,128,296	$6,341,455
(1) Investment shares	122,136	113,048	182,521	95,783	164,286
(2) Investments, at cost	$1,131,253	$3,410,717	$2,793,333	$1,833,825	$5,056,482

See accompanying notes to financial statements.

18	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$5,288,180	$1,439,597	$1,235,559	$10,041	$2,419,632
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	419	94	463	—	524
Receivable for share redemptions	2,081	9,423	457	—	1,212
Total assets	5,290,680	1,449,114	1,236,479	10,041	2,421,368

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,880	806	457	—	1,083
Contract terminations	201	8,617	—	—	129
Payable for investments purchased	419	94	463	—	524
Total liabilities	2,500	9,517	920	—	1,736
Net assets applicable to Variable Life contracts in accumulation period	5,288,180	1,439,597	1,235,559	10,041	2,419,632
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$5,288,180	$1,439,597	$1,235,559	$10,041	$2,419,632
(1) Investment shares	139,936	63,223	54,526	881	146,467
(2) Investments, at cost	$4,690,542	$1,110,503	$1,060,830	$9,999	$2,278,266

Dec. 31, 2017 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Assets
Investments, at fair value(1),(2)	$168,278	$1,763,023	$2,560,414	$6,052,108	$46,793
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,794	261	4,425	—
Receivable for share redemptions	360	733	1,691	3,257	28
Total assets	168,638	1,765,550	2,562,366	6,059,790	46,821

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	112	703	1,122	2,862	28
Contract terminations	248	30	569	395	—
Payable for investments purchased	—	1,794	261	4,425	—
Total liabilities	360	2,527	1,952	7,682	28
Net assets applicable to Variable Life contracts in accumulation period	168,101	1,763,023	2,560,414	6,052,108	46,575
Net assets applicable to seed money	177	—	—	—	218
Total net assets	$168,278	$1,763,023	$2,560,414	$6,052,108	$46,793
(1) Investment shares	10,407	86,592	129,314	357,690	4,999
(2) Investments, at cost	$161,605	$1,748,722	$2,394,252	$5,781,003	$46,661
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	19

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$478,999	$2,587,727	$502,663	$943,778	$177,908
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	3,949	—	—	195	—
Receivable for share redemptions	244	1,615	344	347	591
Total assets	483,192	2,589,342	503,007	944,320	178,499

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	244	1,147	260	347	70
Contract terminations	—	468	84	—	521
Payable for investments purchased	3,949	—	—	195	—
Total liabilities	4,193	1,615	344	542	591
Net assets applicable to Variable Life contracts in accumulation period	478,999	2,587,727	502,663	943,778	177,821
Net assets applicable to seed money	—	—	—	—	87
Total net assets	$478,999	$2,587,727	$502,663	$943,778	$177,908
(1) Investment shares	35,066	133,319	7,983	15,523	15,927
(2) Investments, at cost	$449,872	$2,185,608	$364,917	$839,572	$176,492

Dec. 31, 2017 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Assets
Investments, at fair value(1),(2)	$289,149	$10,177,862	$1,161,845	$1,306,310	$683,278
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	31	1,022	328	92	82
Receivable for share redemptions	174	6,966	662	669	334
Total assets	289,354	10,185,850	1,162,835	1,307,071	683,694

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	174	6,966	612	669	316
Contract terminations	—	—	50	—	18
Payable for investments purchased	31	1,022	328	92	82
Total liabilities	205	7,988	990	761	416
Net assets applicable to Variable Life contracts in accumulation period	289,032	10,177,862	1,161,845	1,306,310	683,278
Net assets applicable to seed money	117	—	—	—	—
Total net assets	$289,149	$10,177,862	$1,161,845	$1,306,310	$683,278
(1) Investment shares	14,077	277,175	42,746	33,214	121,580
(2) Investments, at cost	$230,040	$7,694,347	$993,887	$1,066,092	$606,061

See accompanying notes to financial statements.

20	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Assets
Investments, at fair value(1),(2)	$511,278	$75,654	$621,773	$1,696	$2,740
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	3	—	9	—	—
Receivable for share redemptions	315	37	672	—	—
Total assets	511,596	75,691	622,454	1,696	2,740

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	288	37	283	—	—
Contract terminations	27	—	389	—	—
Payable for investments purchased	3	—	9	—	—
Total liabilities	318	37	681	—	—
Net assets applicable to Variable Life contracts in accumulation period	511,278	75,505	621,773	1,613	2,634
Net assets applicable to seed money	—	149	—	83	106
Total net assets	$511,278	$75,654	$621,773	$1,696	$2,740
(1) Investment shares	22,259	8,076	9,326	133	213
(2) Investments, at cost	$410,176	$77,803	$435,320	$1,684	$2,466

Dec. 31, 2017 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,516,430	$2,188,721	$492,779	$73,268	$2,189,825
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	62	120	16	—	82
Receivable for share redemptions	792	1,062	476	24	1,218
Total assets	1,517,284	2,189,903	493,271	73,292	2,191,125

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	792	1,002	296	24	1,074
Contract terminations	—	60	180	—	144
Payable for investments purchased	62	120	16	—	82
Total liabilities	854	1,182	492	24	1,300
Net assets applicable to Variable Life contracts in accumulation period	1,516,430	2,188,721	492,578	73,078	2,189,825
Net assets applicable to seed money	—	—	201	190	—
Total net assets	$1,516,430	$2,188,721	$492,779	$73,268	$2,189,825
(1) Investment shares	131,179	71,201	13,811	5,431	119,142
(2) Investments, at cost	$933,532	$2,441,965	$382,021	$72,290	$2,039,227

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	21

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Assets
Investments, at fair value(1),(2)	$1,565,121	$1,348,464	$367,202	$322,570	$8,793
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	60	120	—	—
Receivable for share redemptions	763	678	222	385	—
Total assets	1,565,884	1,349,202	367,544	322,955	8,793

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	757	636	222	182	—
Contract terminations	6	42	—	203	—
Payable for investments purchased	—	60	120	—	—
Total liabilities	763	738	342	385	—
Net assets applicable to Variable Life contracts in accumulation period	1,565,121	1,348,464	367,202	322,570	8,793
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,565,121	$1,348,464	$367,202	$322,570	$8,793
(1) Investment shares	84,282	46,531	33,111	27,221	342
(2) Investments, at cost	$1,339,393	$1,344,177	$320,305	$298,337	$7,760

Dec. 31, 2017 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$12,960	$1,437,623	$2,060,032	$1,184,675	$1,182,865
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	333	1,099	1,913	525
Receivable for share redemptions	3	981	1,008	531	725
Total assets	12,963	1,438,937	2,062,139	1,187,119	1,184,115

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3	774	1,008	531	725
Contract terminations	—	207	—	—	—
Payable for investments purchased	—	333	1,099	1,913	525
Total liabilities	3	1,314	2,107	2,444	1,250
Net assets applicable to Variable Life contracts in accumulation period	12,666	1,437,623	2,060,032	1,184,675	1,182,865
Net assets applicable to seed money	294	—	—	—	—
Total net assets	$12,960	$1,437,623	$2,060,032	$1,184,675	$1,182,865
(1) Investment shares	1,309	30,666	390,898	46,604	107,827
(2) Investments, at cost	$12,061	$1,145,081	$2,080,749	$1,070,921	$1,156,173

See accompanying notes to financial statements.

22	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Assets
Investments, at fair value(1),(2)	$3,122	$177,118	$995,844	$457,231	$270,510
Dividends receivable	—	270	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	6,005	—
Receivable for share redemptions	—	99	4,264	260	133
Total assets	3,122	177,487	1,000,108	463,496	270,643

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	91	506	260	133
Contract terminations	—	8	3,758	—	—
Payable for investments purchased	—	270	—	6,005	—
Total liabilities	—	369	4,264	6,265	133
Net assets applicable to Variable Life contracts in accumulation period	3,035	170,564	995,844	457,231	270,510
Net assets applicable to seed money	87	6,554	—	—	—
Total net assets	$3,122	$177,118	$995,844	$457,231	$270,510
(1) Investment shares	242	16,190	60,574	70,452	17,738
(2) Investments, at cost	$2,844	$174,893	$1,013,259	$465,057	$240,340

Dec. 31, 2017 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Assets
Investments, at fair value(1),(2)	$9,536,908	$125,755	$2,143,804	$162,569	$2,287,012
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	6,799	39	2,098
Receivable for share redemptions	7,097	63	1,175	95	1,202
Total assets	9,544,005	125,818	2,151,778	162,703	2,290,312

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	6,539	63	1,175	95	1,202
Contract terminations	558	—	—	—	—
Payable for investments purchased	—	—	6,799	39	2,098
Total liabilities	7,097	63	7,974	134	3,300
Net assets applicable to Variable Life contracts in accumulation period	9,536,908	125,574	2,143,804	162,422	2,287,012
Net assets applicable to seed money	—	181	—	147	—
Total net assets	$9,536,908	$125,755	$2,143,804	$162,569	$2,287,012
(1) Investment shares	240,103	3,231	206,532	9,847	123,756
(2) Investments, at cost	$6,147,025	$97,947	$2,200,075	$161,099	$1,945,234

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	23

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$168,665	$15,108,710	$19,447,552	$165,713	$562,239
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	4,912	556	1,756	—	—
Receivable for share redemptions	58	5,567	10,413	—	641
Total assets	173,635	15,114,833	19,459,721	165,713	562,880

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	58	5,567	9,689	—	373
Contract terminations	—	—	724	—	268
Payable for investments purchased	4,912	556	1,756	—	—
Total liabilities	4,970	6,123	12,169	—	641
Net assets applicable to Variable Life contracts in accumulation period	168,537	15,108,710	19,447,552	165,713	562,195
Net assets applicable to seed money	128	—	—	—	44
Total net assets	$168,665	$15,108,710	$19,447,552	$165,713	$562,239
(1) Investment shares	22,193	762,681	980,219	28,424	40,449
(2) Investments, at cost	$166,940	$11,745,561	$13,950,524	$189,662	$495,947

Dec. 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$865,594	$39,286	$12,822	$1,547,963	$964,761
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	495	19	5	958	239
Total assets	866,089	39,305	12,827	1,548,921	965,000

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	495	19	5	958	239
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	495	19	5	958	239
Net assets applicable to Variable Life contracts in accumulation period	865,572	39,220	12,745	1,547,917	964,738
Net assets applicable to seed money	22	66	77	46	23
Total net assets	$865,594	$39,286	$12,822	$1,547,963	$964,761
(1) Investment shares	62,318	3,378	1,041	112,908	67,989
(2) Investments, at cost	$769,756	$37,138	$11,552	$1,304,108	$875,993

See accompanying notes to financial statements.

24	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$25,947,962	$40,666,201	$32,058,753	$61,837,492	$2,382,897
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	386	65,864	8,084	2,124	27
Receivable for share redemptions	16,063	22,102	15,501	31,539	1,339
Total assets	25,964,411	40,754,167	32,082,338	61,871,155	2,384,263

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	13,600	22,102	15,501	31,539	1,339
Contract terminations	2,463	—	—	—	—
Payable for investments purchased	386	65,864	8,084	2,124	27
Total liabilities	16,449	87,966	23,585	33,663	1,366
Net assets applicable to Variable Life contracts in accumulation period	25,947,962	40,666,201	32,058,753	61,837,492	2,382,897
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$25,947,962	$40,666,201	$32,058,753	$61,837,492	$2,382,897
(1) Investment shares	1,538,113	2,407,709	1,748,024	3,366,222	155,949
(2) Investments, at cost	$20,555,311	$29,745,539	$24,803,992	$44,748,516	$1,986,704

Dec. 31, 2017 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$4,719,405	$2,314	$11,089	$3,829	$676,087
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	7,094	—	—	—	45
Receivable for share redemptions	40,849	—	—	—	306
Total assets	4,767,348	2,314	11,089	3,829	676,438

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,428	—	—	—	306
Contract terminations	38,421	—	—	—	—
Payable for investments purchased	7,094	—	—	—	45
Total liabilities	47,943	—	—	—	351
Net assets applicable to Variable Life contracts in accumulation period	4,719,405	2,232	11,089	3,812	676,087
Net assets applicable to seed money	—	82	—	17	—
Total net assets	$4,719,405	$2,314	$11,089	$3,829	$676,087
(1) Investment shares	308,458	213	515	139	24,381
(2) Investments, at cost	$3,972,258	$2,313	$9,924	$3,572	$503,592

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	25

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Assets
Investments, at fair value(1),(2)	$5,342,304	$6,222,540	$526,507	$1,254,709	$1,143,248
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	828	—	82	44
Receivable for share redemptions	3,308	2,778	246	815	460
Total assets	5,345,612	6,226,146	526,753	1,255,606	1,143,752

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,506	2,778	246	647	460
Contract terminations	802	—	—	168	—
Payable for investments purchased	—	828	—	82	44
Total liabilities	3,308	3,606	246	897	504
Net assets applicable to Variable Life contracts in accumulation period	5,342,304	6,222,540	526,507	1,254,709	1,143,248
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$5,342,304	$6,222,540	$526,507	$1,254,709	$1,143,248
(1) Investment shares	173,226	232,705	25,746	233,217	42,124
(2) Investments, at cost	$4,982,211	$6,836,296	$458,298	$1,116,517	$1,027,904

Dec. 31, 2017 (continued)				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)				$916,076	$1,577
Dividends receivable				—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments				47	—
Receivable for share redemptions				353	—
Total assets				916,476	1,577

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee				353	—
Contract terminations				—	—
Payable for investments purchased				47	—
Total liabilities				400	—
Net assets applicable to Variable Life contracts in accumulation period				916,076	1,490
Net assets applicable to seed money				—	87
Total net assets				$916,076	$1,577
(1) Investment shares				89,988	210
(2) Investments, at cost				$807,232	$1,565

See accompanying notes to financial statements.

26	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$7	$30,449	$62,425	$—	$8,374
Variable account expenses	1	13,249	18,585	2,585	2,904
Investment income (loss) — net	6	17,200	43,840	(2,585)	5,470

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2	579,776	1,384,220	128,642	220,074
Cost of investments sold	2	451,445	1,314,485	116,399	216,156
Net realized gain (loss) on sales of investments	—	128,331	69,735	12,243	3,918
Distributions from capital gains	—	210,932	—	24,275	—
Net change in unrealized appreciation or depreciation of investments	47	49,017	595,493	75,060	(15,384)
Net gain (loss) on investments	47	388,280	665,228	111,578	(11,466)
Net increase (decrease) in net assets resulting from operations	$53	$405,480	$709,068	$108,993	$(5,996)

Year ended Dec. 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Investment income
Dividend income	$6,529	$5,231	$67,930	$33,949	$6,167
Variable account expenses	5,472	3,833	29,665	12,179	2,608
Investment income (loss) — net	1,057	1,398	38,265	21,770	3,559

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	75,679	275,209	383,615	792,462	138,154
Cost of investments sold	57,318	226,571	258,962	588,856	135,224
Net realized gain (loss) on sales of investments	18,361	48,638	124,653	203,606	2,930
Distributions from capital gains	—	—	—	—	6,288
Net change in unrealized appreciation or depreciation of investments	177,442	135,524	157,057	(49,411)	34,948
Net gain (loss) on investments	195,803	184,162	281,710	154,195	44,166
Net increase (decrease) in net assets resulting from operations	$196,860	$185,560	$319,975	$175,965	$47,725

Year ended Dec. 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Investment income
Dividend income	$6,960	$—	$320	$—	$—
Variable account expenses	2,688	137,634	—	—	—
Investment income (loss) — net	4,272	(137,634)	320	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	226,115	2,303,172	3,302	3,736	16,172
Cost of investments sold	209,410	1,464,232	3,239	3,323	13,375
Net realized gain (loss) on sales of investments	16,705	838,940	63	413	2,797
Distributions from capital gains	3,542	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	18,511	1,380,716	(456)	5,711	33,292
Net gain (loss) on investments	38,758	2,219,656	(393)	6,124	36,089
Net increase (decrease) in net assets resulting from operations	$43,030	$2,082,022	$(73)	$6,124	$36,089

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	27

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$31
Variable account expenses	208,397	—	—	75,872	—
Investment income (loss) — net	(208,397)	—	—	(75,872)	31

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,970,659	16	1,887	2,911,960	16
Cost of investments sold	1,496,154	16	1,745	1,810,377	16
Net realized gain (loss) on sales of investments	1,474,505	—	142	1,101,583	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,919,613	31	4,115	484,916	21
Net gain (loss) on investments	5,394,118	31	4,257	1,586,499	21
Net increase (decrease) in net assets resulting from operations	$5,185,721	$31	$4,257	$1,510,627	$52

Year ended Dec. 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Investment income
Dividend income	$20	$2,532	$—	$—	$29
Variable account expenses	—	18,313	—	10,908	—
Investment income (loss) — net	20	(15,781)	—	(10,908)	29

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,160	788,638	4,175	384,027	39,437
Cost of investments sold	8,002	660,898	4,279	461,871	39,437
Net realized gain (loss) on sales of investments	1,158	127,740	(104)	(77,844)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	52,740	923,171	2,685	176,619	—
Net gain (loss) on investments	53,898	1,050,911	2,581	98,775	—
Net increase (decrease) in net assets resulting from operations	$53,918	$1,035,130	$2,581	$87,867	$29

Year ended Dec. 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$8,548	$7,883	$166,437	$874	$72,151
Variable account expenses	18,789	—	18,406	—	8,331
Investment income (loss) — net	(10,241)	7,883	148,031	874	63,820

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,408,320	12,891	756,281	1,596	372,404
Cost of investments sold	1,408,283	12,947	734,770	1,664	412,960
Net realized gain (loss) on sales of investments	37	(56)	21,511	(68)	(40,556)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(39)	(278)	6,650	(188)	42,153
Net gain (loss) on investments	(2)	(334)	28,161	(256)	1,597
Net increase (decrease) in net assets resulting from operations	$(10,243)	$7,549	$176,192	$618	$65,417

See accompanying notes to financial statements.

28	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$179	$205,141	$—	$—	$—
Variable account expenses	—	51,481	—	16,162	54,364
Investment income (loss) — net	179	153,660	—	(16,162)	(54,364)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,318	1,400,709	1,457	779,777	2,413,855
Cost of investments sold	3,300	1,409,330	1,205	488,542	1,715,008
Net realized gain (loss) on sales of investments	18	(8,621)	252	291,235	698,847
Distributions from capital gains	60	64,873	—	—	—
Net change in unrealized appreciation or depreciation of investments	(22)	22,406	4,973	279,932	1,001,531
Net gain (loss) on investments	56	78,658	5,225	571,167	1,700,378
Net increase (decrease) in net assets resulting from operations	$235	$232,318	$5,225	$555,005	$1,646,014

Year ended Dec. 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Investment income
Dividend income	$10,061	$3	$—	$—	$—
Variable account expenses	2,602	—	—	3,642	—
Investment income (loss) — net	7,459	3	—	(3,642)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	102,021	—	1,473	147,199	4,686
Cost of investments sold	102,309	—	1,263	107,284	4,243
Net realized gain (loss) on sales of investments	(288)	—	210	39,915	443
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,921)	6	2,505	85,018	3,069
Net gain (loss) on investments	(2,209)	6	2,715	124,933	3,512
Net increase (decrease) in net assets resulting from operations	$5,250	$9	$2,715	$121,291	$3,512

Year ended Dec. 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Investment income
Dividend income	$—	$768	$113,806	$—	$—
Variable account expenses	4,638	—	49,313	—	2,964
Investment income (loss) — net	(4,638)	768	64,493	—	(2,964)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	393,213	8,780	823,243	5,867	293,671
Cost of investments sold	272,750	8,419	596,211	4,757	210,151
Net realized gain (loss) on sales of investments	120,463	361	227,032	1,110	83,520
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(31,073)	9,366	1,051,302	6,118	(5,358)
Net gain (loss) on investments	89,390	9,727	1,278,334	7,228	78,162
Net increase (decrease) in net assets resulting from operations	$84,752	$10,495	$1,342,827	$7,228	$75,198

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	29

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Investment income
Dividend income	$—	$—	$282	$—	$46
Variable account expenses	—	7,570	—	—	—
Investment income (loss) — net	—	(7,570)	282	—	46

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,269	220,609	5,311	2,234	3,988
Cost of investments sold	6,632	160,246	6,502	2,027	3,954
Net realized gain (loss) on sales of investments	637	60,363	(1,191)	207	34
Distributions from capital gains	—	—	—	—	1
Net change in unrealized appreciation or depreciation of investments	2,932	81,463	1,491	1,002	(1)
Net gain (loss) on investments	3,569	141,826	300	1,209	34
Net increase (decrease) in net assets resulting from operations	$3,569	$134,256	$582	$1,209	$80

Year ended Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Investment income
Dividend income	$44,395	$32,766	$5	$2	$155
Variable account expenses	9,752	2,481	—	—	—
Investment income (loss) — net	34,643	30,285	5	2	155

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	278,879	101,994	—	278	454
Cost of investments sold	278,063	163,550	—	316	516
Net realized gain (loss) on sales of investments	816	(61,556)	—	(38)	(62)
Distributions from capital gains	1,071	—	2	—	62
Net change in unrealized appreciation or depreciation of investments	5,200	34,579	2	304	(8)
Net gain (loss) on investments	7,087	(26,977)	4	266	(8)
Net increase (decrease) in net assets resulting from operations	$41,730	$3,308	$9	$268	$147

Year ended Dec. 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Investment income
Dividend income	$18,637	$1,747	$267	$1,727	$235
Variable account expenses	5,541	—	—	—	—
Investment income (loss) — net	13,096	1,747	267	1,727	235

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	235,558	15,644	4,190	9,221	3,120
Cost of investments sold	298,319	16,603	3,973	9,530	3,044
Net realized gain (loss) on sales of investments	(62,761)	(959)	217	(309)	76
Distributions from capital gains	7,029	2,835	—	—	—
Net change in unrealized appreciation or depreciation of investments	57,217	1,353	2,717	(271)	2,180
Net gain (loss) on investments	1,485	3,229	2,934	(580)	2,256
Net increase (decrease) in net assets resulting from operations	$14,581	$4,976	$3,201	$1,147	$2,491

See accompanying notes to financial statements.

30	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	3,110	—
Investment income (loss) — net	—	—	—	(3,110)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,062	6,924	2,103	157,680	3,099
Cost of investments sold	1,662	5,979	1,824	105,928	2,724
Net realized gain (loss) on sales of investments	400	945	279	51,752	375
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,343	2,643	(37)	23,062	11,342
Net gain (loss) on investments	4,743	3,588	242	74,814	11,717
Net increase (decrease) in net assets resulting from operations	$4,743	$3,588	$242	$71,704	$11,717

Year ended Dec. 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Investment income
Dividend income	$—	$476	$381	$—	$22
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	476	381	—	22

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	43	14,076	3,517	4,357	936
Cost of investments sold	36	13,796	3,394	3,651	938
Net realized gain (loss) on sales of investments	7	280	123	706	(2)
Distributions from capital gains	—	8,210	—	—	5
Net change in unrealized appreciation or depreciation of investments	618	11,346	3,594	67	34
Net gain (loss) on investments	625	19,836	3,717	773	37
Net increase (decrease) in net assets resulting from operations	$625	$20,312	$4,098	$773	$59

Year ended Dec. 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Investment income
Dividend income	$—	$—	$2	$—	$2,668
Variable account expenses	—	2,841	—	—	367
Investment income (loss) — net	—	(2,841)	2	—	2,301

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,868	100,678	12	580	23,462
Cost of investments sold	14,474	79,220	12	554	23,444
Net realized gain (loss) on sales of investments	1,394	21,458	—	26	18
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,406	38,961	(1)	2,003	7,106
Net gain (loss) on investments	9,800	60,419	(1)	2,029	7,124
Net increase (decrease) in net assets resulting from operations	$9,800	$57,578	$1	$2,029	$9,425
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	31

Statements of Operations

Year ended Dec. 31, 2017 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Investment income
Dividend income	$36,751	$31,114	$46,418	$22,346	$37,312
Variable account expenses	8,098	27,537	26,517	9,862	43,180
Investment income (loss) — net	28,653	3,577	19,901	12,484	(5,868)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	262,535	1,234,220	512,999	628,199	927,299
Cost of investments sold	262,074	997,227	369,619	493,316	807,982
Net realized gain (loss) on sales of investments	461	236,993	143,380	134,883	119,317
Distributions from capital gains	—	215,286	96,331	49,904	279,109
Net change in unrealized appreciation or depreciation of investments	1,252	297,612	333,648	109,291	713,778
Net gain (loss) on investments	1,713	749,891	573,359	294,078	1,112,204
Net increase (decrease) in net assets resulting from operations	$30,366	$753,468	$593,260	$306,562	$1,106,336

Year ended Dec. 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Investment income
Dividend income	$24,070	$17,904	$14,463	$294	$75,766
Variable account expenses	24,786	9,640	5,835	—	14,259
Investment income (loss) — net	(716)	8,264	8,628	294	61,507

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,478,986	179,597	363,638	3,352	541,159
Cost of investments sold	1,326,169	153,242	309,257	3,270	546,892
Net realized gain (loss) on sales of investments	152,817	26,355	54,381	82	(5,733)
Distributions from capital gains	223,789	1,261	1,126	51	—
Net change in unrealized appreciation or depreciation of investments	518,540	305,526	223,311	38	171,653
Net gain (loss) on investments	895,146	333,142	278,818	171	165,920
Net increase (decrease) in net assets resulting from operations	$894,430	$341,406	$287,446	$465	$227,427

Year ended Dec. 31, 2017 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Investment income
Dividend income	$6,456	$39,863	$12,599	$43,518	$917
Variable account expenses	1,334	10,695	14,554	37,416	405
Investment income (loss) — net	5,122	29,168	(1,955)	6,102	512

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,510	896,148	597,756	1,381,569	35,000
Cost of investments sold	7,351	787,394	566,793	1,267,191	34,525
Net realized gain (loss) on sales of investments	159	108,754	30,963	114,378	475
Distributions from capital gains	—	72,291	172,313	326,807	—
Net change in unrealized appreciation or depreciation of investments	7,895	(79,677)	32,215	141,099	1,346
Net gain (loss) on investments	8,054	101,368	235,491	582,284	1,821
Net increase (decrease) in net assets resulting from operations	$13,176	$130,536	$233,536	$588,386	$2,333

See accompanying notes to financial statements.

32	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2017 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$2,500	$33,586	$420	$—	$6,090
Variable account expenses	2,848	14,660	3,360	4,733	941
Investment income (loss) — net	(348)	18,926	(2,940)	(4,733)	5,149

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	32,447	693,726	107,281	304,871	53,740
Cost of investments sold	28,102	521,037	77,330	230,757	55,468
Net realized gain (loss) on sales of investments	4,345	172,689	29,951	74,114	(1,728)
Distributions from capital gains	51,188	262,868	41,009	75,430	8,736
Net change in unrealized appreciation or depreciation of investments	(9,878)	62,745	52,914	63,929	1,798
Net gain (loss) on investments	45,655	498,302	123,874	213,473	8,806
Net increase (decrease) in net assets resulting from operations	$45,307	$517,228	$120,934	$208,740	$13,955

Year ended Dec. 31, 2017 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Investment income
Dividend income	$5,717	$104,351	$20,531	$15,917	$—
Variable account expenses	2,166	87,902	8,625	8,534	4,115
Investment income (loss) — net	3,551	16,449	11,906	7,383	(4,115)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	95,215	1,413,944	514,612	359,823	190,113
Cost of investments sold	79,012	1,058,936	425,414	302,297	170,287
Net realized gain (loss) on sales of investments	16,203	355,008	89,198	57,526	19,826
Distributions from capital gains	12,524	522,694	42,083	—	42,744
Net change in unrealized appreciation or depreciation of investments	11,548	283,115	(53,539)	183,142	77,207
Net gain (loss) on investments	40,275	1,160,817	77,742	240,668	139,777
Net increase (decrease) in net assets resulting from operations	$43,826	$1,177,266	$89,648	$248,051	$135,662

Year ended Dec. 31, 2017 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Investment income
Dividend income	$—	$1,139	$849	$40	$18
Variable account expenses	3,573	484	3,368	—	—
Investment income (loss) — net	(3,573)	655	(2,519)	40	18

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	109,837	52,804	60,421	18	54
Cost of investments sold	86,647	59,207	43,965	18	52
Net realized gain (loss) on sales of investments	23,190	(6,403)	16,456	—	2
Distributions from capital gains	25,313	—	38,804	—	—
Net change in unrealized appreciation or depreciation of investments	90,611	18,069	82,951	9	290
Net gain (loss) on investments	139,114	11,666	138,211	9	292
Net increase (decrease) in net assets resulting from operations	$135,541	$12,321	$135,692	$49	$310

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	33

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Investment income
Dividend income	$—	$33,501	$1,156	$—	$8,740
Variable account expenses	9,280	12,778	3,678	508	13,205
Investment income (loss) — net	(9,280)	20,723	(2,522)	(508)	(4,465)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	232,133	576,955	109,249	75,713	379,168
Cost of investments sold	148,114	713,740	91,003	69,526	377,950
Net realized gain (loss) on sales of investments	84,019	(136,785)	18,246	6,187	1,218
Distributions from capital gains	84,974	—	4,644	3,843	109,204
Net change in unrealized appreciation or depreciation of investments	327,793	657,888	89,335	2,903	395,382
Net gain (loss) on investments	496,786	521,103	112,225	12,933	505,804
Net increase (decrease) in net assets resulting from operations	$487,506	$541,826	$109,703	$12,425	$501,339

Year ended Dec. 31, 2017 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Investment income
Dividend income	$—	$58,459	$9,030	$—	$29
Variable account expenses	9,456	9,361	2,913	2,158	—
Investment income (loss) — net	(9,456)	49,098	6,117	(2,158)	29

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	435,811	570,862	123,436	86,018	2,867
Cost of investments sold	400,738	556,137	108,494	86,257	2,622
Net realized gain (loss) on sales of investments	35,073	14,725	14,942	(239)	245
Distributions from capital gains	30,080	—	—	—	311
Net change in unrealized appreciation or depreciation of investments	283,885	127,910	10,982	88,713	927
Net gain (loss) on investments	349,038	142,635	25,924	88,474	1,483
Net increase (decrease) in net assets resulting from operations	$339,582	$191,733	$32,041	$86,316	$1,512

Year ended Dec. 31, 2017 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$—	$9,335	$41,421	$7,545	$51,645
Variable account expenses	34	8,911	14,084	7,488	8,826
Investment income (loss) — net	(34)	424	27,337	57	42,819

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,304	437,277	835,930	544,326	360,147
Cost of investments sold	1,287	376,485	858,277	497,895	357,500
Net realized gain (loss) on sales of investments	17	60,792	(22,347)	46,431	2,647
Distributions from capital gains	—	—	—	62,927	—
Net change in unrealized appreciation or depreciation of investments	708	320,896	103,005	37,497	86,269
Net gain (loss) on investments	725	381,688	80,658	146,855	88,916
Net increase (decrease) in net assets resulting from operations	$691	$382,112	$107,995	$146,912	$131,735

See	accompanying notes to financial statements.

34	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2017 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Investment income
Dividend income	$59	$3,002	$4,896	$29,327	$5,779
Variable account expenses	—	939	6,631	3,522	1,722
Investment income (loss) — net	59	2,063	(1,735)	25,805	4,057

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	37	10,482	306,462	118,728	121,581
Cost of investments sold	36	10,369	306,058	122,580	111,828
Net realized gain (loss) on sales of investments	1	113	404	(3,852)	9,753
Distributions from capital gains	—	—	79,364	—	—
Net change in unrealized appreciation or depreciation of investments	286	3,950	45,405	8,032	45,955
Net gain (loss) on investments	287	4,063	125,173	4,180	55,708
Net increase (decrease) in net assets resulting from operations	$346	$6,126	$123,438	$29,985	$59,765

Year ended Dec. 31, 2017 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Investment income
Dividend income	$77,509	$981	$14,102	$—	$19,113
Variable account expenses	78,033	976	14,716	1,103	15,209
Investment income (loss) — net	(524)	5	(614)	(1,103)	3,904

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,122,700	100,031	239,079	13,906	320,000
Cost of investments sold	792,099	77,574	226,455	13,591	290,714
Net realized gain (loss) on sales of investments	330,601	22,457	12,624	315	29,286
Distributions from capital gains	630,068	11,126	220,950	456	—
Net change in unrealized appreciation or depreciation of investments	1,274,943	3,005	(141,786)	986	241,458
Net gain (loss) on investments	2,235,612	36,588	91,788	1,757	270,744
Net increase (decrease) in net assets resulting from operations	$2,235,088	$36,593	$91,174	$654	$274,648

Year ended Dec. 31, 2017 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Investment income
Dividend income	$3,642	$—	$—	$896	$—
Variable account expenses	631	71,871	129,000	—	4,710
Investment income (loss) — net	3,011	(71,871)	(129,000)	896	(4,710)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	27,731	2,513,098	6,611,897	9,360	108,195
Cost of investments sold	28,584	1,908,160	4,507,845	12,671	97,732
Net realized gain (loss) on sales of investments	(853)	604,938	2,104,052	(3,311)	10,463
Distributions from capital gains	—	—	—	11,899	—
Net change in unrealized appreciation or depreciation of investments	3,868	1,752,053	1,186,756	22,577	31,080
Net gain (loss) on investments	3,015	2,356,991	3,290,808	31,165	41,543
Net increase (decrease) in net assets resulting from operations	$6,026	$2,285,120	$3,161,808	$32,061	$36,833

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	35

Statements of Operations

Year ended Dec. 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	6,872	234	425	11,284	2,575
Investment income (loss) — net	(6,872)	(234)	(425)	(11,284)	(2,575)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	319,290	21,821	120,189	46,056	101,515
Cost of investments sold	282,913	20,777	113,328	41,716	93,546
Net realized gain (loss) on sales of investments	36,377	1,044	6,861	4,340	7,969
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,043	1,597	(969)	223,437	87,175
Net gain (loss) on investments	68,420	2,641	5,892	227,777	95,144
Net increase (decrease) in net assets resulting from operations	$61,548	$2,407	$5,467	$216,493	$92,569

Year ended Dec. 31, 2017 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	167,250	280,955	191,041	405,901	18,370
Investment income (loss) — net	(167,250)	(280,955)	(191,041)	(405,901)	(18,370)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,734,129	7,227,430	5,099,660	13,880,872	896,206
Cost of investments sold	3,009,093	5,159,756	4,091,545	9,274,565	762,043
Net realized gain (loss) on sales of investments	725,036	2,067,674	1,008,115	4,606,307	134,163
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,308,597	2,843,334	3,475,860	4,170,253	113,744
Net gain (loss) on investments	3,033,633	4,911,008	4,483,975	8,776,560	247,907
Net increase (decrease) in net assets resulting from operations	$2,866,383	$4,630,053	$4,292,934	$8,370,659	$229,537

Year ended Dec. 31, 2017 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$102	$—	$—	$—
Variable account expenses	34,887	—	—	—	4,252
Investment income (loss) — net	(34,887)	102	—	—	(4,252)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,515,019	3,380	515	105	239,047
Cost of investments sold	2,015,410	3,392	484	100	164,207
Net realized gain (loss) on sales of investments	499,609	(12)	31	5	74,840
Distributions from capital gains	—	4	—	—	—
Net change in unrealized appreciation or depreciation of investments	(39,215)	50	1,111	223	(29,971)
Net gain (loss) on investments	460,394	42	1,142	228	44,869
Net increase (decrease) in net assets resulting from operations	$425,507	$144	$1,142	$228	$40,617

See	accompanying notes to financial statements.

36	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Investment income
Dividend income	$60,323	$—	$3,700	$32,889	$7,370
Variable account expenses	32,099	35,809	3,230	7,822	6,236
Investment income (loss) — net	28,224	(35,809)	470	25,067	1,134

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,602,462	1,414,841	163,249	208,212	429,800
Cost of investments sold	1,624,024	1,591,140	129,184	197,079	352,804
Net realized gain (loss) on sales of investments	(21,562)	(176,299)	34,065	11,133	76,996
Distributions from capital gains	36,482	956,352	20,614	—	88,600
Net change in unrealized appreciation or depreciation of investments	1,317,648	295,514	(1,325)	208,826	27,804
Net gain (loss) on investments	1,332,568	1,075,567	53,354	219,959	193,400
Net increase (decrease) in net assets resulting from operations	$1,360,792	$1,039,758	$53,824	$245,026	$194,534

Year ended Dec. 31, 2017 (continued)				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income				$—	$75
Variable account expenses				4,519	—
Investment income (loss) — net				(4,519)	75

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				218,566	33
Cost of investments sold				197,115	32
Net realized gain (loss) on sales of investments				21,451	1
Distributions from capital gains				25,200	—
Net change in unrealized appreciation or depreciation of investments				149,156	8
Net gain (loss) on investments				195,807	9
Net increase (decrease) in net assets resulting from operations				$191,288	$84

See	accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	37

Statements of Changes in Net Assets

Year ended Dec. 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$6	$17,200	$43,840	$(2,585)	$5,470
Net realized gain (loss) on sales of investments	—	128,331	69,735	12,243	3,918
Distributions from capital gains	—	210,932	—	24,275	—
Net change in unrealized appreciation or depreciation of investments	47	49,017	595,493	75,060	(15,384)
Net increase (decrease) in net assets resulting from operations	53	405,480	709,068	108,993	(5,996)

Contract transactions
Contract purchase payments	—	77,636	212,450	84,054	35,695
Net transfers(1)	(1)	10,477	(237,767)	216,238	(52,713)
Transfers for policy loans	—	2,240	(46,161)	839	(3,282)
Policy charges	—	(56,406)	(110,774)	(12,764)	(8,189)
Contract terminations:
Surrender benefits	—	(68,468)	(233,853)	(8,235)	(10,444)
Death benefits	—	(19,600)	(10,443)	—	—
Increase (decrease) from contract transactions	(1)	(54,121)	(426,548)	280,132	(38,933)
Net assets at beginning of year	383	2,277,828	3,060,568	281,513	482,353
Net assets at end of year	$435	$2,629,187	$3,343,088	$670,638	$437,424

Accumulation unit activity
Units outstanding at beginning of year	—	1,098,506	2,011,950	136,206	568,415
Contract purchase payments	—	30,404	125,757	39,280	40,313
Net transfers(1)	—	(4,350)	(123,117)	94,072	(65,799)
Transfers for policy loans	—	1,530	(23,417)	355	(4,219)
Policy charges	—	(23,421)	(66,800)	(5,377)	(9,407)
Contract terminations:
Surrender benefits	—	(27,799)	(126,207)	(3,975)	(12,058)
Death benefits	—	(6,609)	(5,692)	—	—
Units outstanding at end of year	—	1,068,261	1,792,474	260,561	517,245

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$1,057	$1,398	$38,265	$21,770	$3,559
Net realized gain (loss) on sales of investments	18,361	48,638	124,653	203,606	2,930
Distributions from capital gains	—	—	—	—	6,288
Net change in unrealized appreciation or depreciation of investments	177,442	135,524	157,057	(49,411)	34,948
Net increase (decrease) in net assets resulting from operations	196,860	185,560	319,975	175,965	47,725

Contract transactions
Contract purchase payments	26,909	35,920	155,021	134,761	33,099
Net transfers(1)	(30,328)	(11,532)	8,702	27,601	153,131
Transfers for policy loans	(4,279)	(3,649)	(24,824)	(36,934)	(3,129)
Policy charges	(21,453)	(18,196)	(143,590)	(48,496)	(7,701)
Contract terminations:
Surrender benefits	(11,017)	(36,628)	(157,043)	(72,189)	(23,000)
Death benefits	—	—	—	(5,703)	—
Increase (decrease) from contract transactions	(40,168)	(34,085)	(161,734)	(960)	152,400
Net assets at beginning of year	666,964	616,676	4,138,054	2,208,070	347,073
Net assets at end of year	$823,656	$768,151	$4,296,295	$2,383,075	$547,198

Accumulation unit activity
Units outstanding at beginning of year	489,223	504,656	1,361,008	1,289,440	336,800
Contract purchase payments	16,476	29,898	50,264	82,454	28,826
Net transfers(1)	(24,523)	73,048	3,281	211,385	136,526
Transfers for policy loans	(1,882)	(2,960)	(8,583)	(23,535)	(2,741)
Policy charges	(13,069)	(15,823)	(46,055)	(32,717)	(6,751)
Contract terminations:
Surrender benefits	(7,187)	(29,149)	(49,751)	(41,449)	(21,778)
Death benefits	—	—	—	(4,180)	—
Units outstanding at end of year	459,038	559,670	1,310,164	1,481,398	470,882

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	39

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$4,272	$(137,634)	$320	$—	$—
Net realized gain (loss) on sales of investments	16,705	838,940	63	413	2,797
Distributions from capital gains	3,542	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	18,511	1,380,716	(456)	5,711	33,292
Net increase (decrease) in net assets resulting from operations	43,030	2,082,022	(73)	6,124	36,089

Contract transactions
Contract purchase payments	19,875	869,316	1,454	13,237	33,262
Net transfers(1)	(8,523)	(272,624)	516	7,551	(4,475)
Transfers for policy loans	(10,039)	91,078	(477)	—	(119)
Policy charges	(38,224)	(1,011,090)	(389)	(1,488)	(7,100)
Contract terminations:
Surrender benefits	(28,045)	(1,182,397)	(2,380)	(1)	(1)
Death benefits	—	(16,315)	—	—	—
Increase (decrease) from contract transactions	(64,956)	(1,522,032)	(1,276)	19,299	21,567
Net assets at beginning of year	378,264	15,983,581	6,513	20,763	135,365
Net assets at end of year	$356,338	$16,543,571	$5,164	$46,186	$193,021

Accumulation unit activity
Units outstanding at beginning of year	215,277	9,269,777	9,700	15,085	83,336
Contract purchase payments	10,697	475,245	2,167	8,663	18,584
Net transfers(1)	(3,809)	(175,008)	762	4,850	(2,113)
Transfers for policy loans	(4,444)	28,505	(733)	—	(62)
Policy charges	(22,436)	(556,718)	(598)	(976)	(3,963)
Contract terminations:
Surrender benefits	(14,779)	(613,502)	(3,752)	—	—
Death benefits	—	(9,319)	—	—	—
Units outstanding at end of year	180,506	8,418,980	7,546	27,622	95,782

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(208,397)	$—	$—	$(75,872)	$31
Net realized gain (loss) on sales of investments	1,474,505	—	142	1,101,583	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,919,613	31	4,115	484,916	21
Net increase (decrease) in net assets resulting from operations	5,185,721	31	4,257	1,510,627	52

Contract transactions
Contract purchase payments	1,233,072	175	8,299	584,092	500
Net transfers(1)	(507,306)	1,771	14,354	(214,003)	877
Transfers for policy loans	(55,384)	—	(29)	(98,748)	—
Policy charges	(1,435,986)	(46)	(1,300)	(466,637)	(28)
Contract terminations:
Surrender benefits	(1,372,807)	—	(1)	(680,293)	—
Death benefits	(25,433)	—	—	(14,713)	—
Increase (decrease) from contract transactions	(2,163,844)	1,900	21,323	(890,302)	1,349
Net assets at beginning of year	23,421,218	713	19,932	11,642,665	82
Net assets at end of year	$26,443,095	$2,644	$45,512	$12,262,990	$1,483

Accumulation unit activity
Units outstanding at beginning of year	15,578,160	736	13,101	4,786,509	—
Contract purchase payments	756,692	179	5,002	251,957	412
Net transfers(1)	(354,193)	1,816	8,936	64,243	726
Transfers for policy loans	(1,000)	—	(18)	(38,463)	—
Policy charges	(901,535)	(47)	(807)	(195,463)	(22)
Contract terminations:
Surrender benefits	(856,211)	—	—	(253,405)	—
Death benefits	(14,105)	—	—	(5,288)	—
Units outstanding at end of year	14,207,808	2,684	26,214	4,610,090	1,116

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	41

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$20	$(15,781)	$—	$(10,908)	$29
Net realized gain (loss) on sales of investments	1,158	127,740	(104)	(77,844)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	52,740	923,171	2,685	176,619	—
Net increase (decrease) in net assets resulting from operations	53,918	1,035,130	2,581	87,867	29

Contract transactions
Contract purchase payments	63,903	177,304	32,871	95,942	29,255
Net transfers(1)	16,008	(89,150)	5,272	(12,199)	(35,786)
Transfers for policy loans	(49)	(22,102)	(35)	1,189	—
Policy charges	(9,942)	(91,384)	(1,762)	(68,270)	(7,374)
Contract terminations:
Surrender benefits	(376)	(191,081)	(1)	(92,871)	(2,003)
Death benefits	—	(8,964)	—	(10,114)	—
Increase (decrease) from contract transactions	69,544	(225,377)	36,345	(86,323)	(15,908)
Net assets at beginning of year	92,473	2,348,708	31,945	1,726,351	35,352
Net assets at end of year	$215,935	$3,158,461	$70,871	$1,727,895	$19,473

Accumulation unit activity
Units outstanding at beginning of year	94,645	1,101,581	37,003	1,346,845	33,346
Contract purchase payments	51,084	67,770	36,715	77,291	29,238
Net transfers(1)	13,218	26,628	5,961	60,572	(35,779)
Transfers for policy loans	(36)	(8,104)	(39)	1,547	—
Policy charges	(8,146)	(35,853)	(1,968)	(52,970)	(7,370)
Contract terminations:
Surrender benefits	(301)	(75,930)	—	(79,279)	—
Death benefits	—	(3,847)	—	(8,741)	—
Units outstanding at end of year	150,464	1,072,245	77,672	1,345,265	19,435

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(10,241)	$7,883	$148,031	$874	$63,820
Net realized gain (loss) on sales of investments	37	(56)	21,511	(68)	(40,556)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(39)	(278)	6,650	(188)	42,153
Net increase (decrease) in net assets resulting from operations	(10,243)	7,549	176,192	618	65,417

Contract transactions
Contract purchase payments	266,774	57,160	117,899	2,987	40,363
Net transfers(1)	419,783	20,536	(33,704)	5,991	(33,266)
Transfers for policy loans	(64,563)	(66)	(9,581)	—	12,233
Policy charges	(262,962)	(15,445)	(107,839)	(434)	(33,471)
Contract terminations:
Surrender benefits	(521,216)	(1)	(154,463)	(97)	(105,704)
Death benefits	—	—	(23,343)	—	—
Increase (decrease) from contract transactions	(162,184)	62,184	(211,031)	8,447	(119,845)
Net assets at beginning of year	3,018,127	105,849	3,129,889	5,433	1,170,673
Net assets at end of year	$2,845,700	$175,582	$3,095,050	$14,498	$1,116,245

Accumulation unit activity
Units outstanding at beginning of year	2,997,437	85,455	1,507,988	4,379	640,278
Contract purchase payments	265,247	44,102	56,808	2,361	20,889
Net transfers(1)	421,639	15,888	67,296	4,792	(2,314)
Transfers for policy loans	(62,145)	(50)	(6,886)	—	6,119
Policy charges	(262,152)	(11,879)	(49,969)	(341)	(17,387)
Contract terminations:
Surrender benefits	(500,040)	—	(70,719)	—	(60,743)
Death benefits	—	—	(9,349)	—	—
Units outstanding at end of year	2,859,986	133,516	1,495,169	11,191	586,842

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	43

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$179	$153,660	$—	$(16,162)	$(54,364)
Net realized gain (loss) on sales of investments	18	(8,621)	252	291,235	698,847
Distributions from capital gains	60	64,873	—	—	—
Net change in unrealized appreciation or depreciation of investments	(22)	22,406	4,973	279,932	1,001,531
Net increase (decrease) in net assets resulting from operations	235	232,318	5,225	555,005	1,646,014

Contract transactions
Contract purchase payments	11,547	366,481	7,377	165,556	424,283
Net transfers(1)	2,387	(232,921)	383	(187,313)	434,695
Transfers for policy loans	—	635	—	(28,790)	(139,858)
Policy charges	(585)	(414,647)	(1,743)	(73,610)	(192,235)
Contract terminations:
Surrender benefits	(83)	(404,310)	(1)	(199,965)	(352,991)
Death benefits	—	(21,721)	—	—	(7,408)
Increase (decrease) from contract transactions	13,266	(706,483)	6,016	(324,122)	166,486
Net assets at beginning of year	5,090	7,911,818	16,641	2,150,364	7,877,195
Net assets at end of year	$18,591	$7,437,653	$27,882	$2,381,247	$9,689,695

Accumulation unit activity
Units outstanding at beginning of year	4,660	5,071,790	10,378	1,451,237	3,909,523
Contract purchase payments	10,428	229,605	3,947	111,088	194,268
Net transfers(1)	2,136	(85,411)	210	(231,157)	(11,028)
Transfers for policy loans	—	506	—	(14,338)	(59,319)
Policy charges	(533)	(256,886)	(933)	(44,443)	(84,001)
Contract terminations:
Surrender benefits	—	(248,376)	—	(91,649)	(154,720)
Death benefits	—	(14,496)	—	—	(2,361)
Units outstanding at end of year	16,691	4,696,732	13,602	1,180,738	3,792,362

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$7,459	$3	$—	$(3,642)	$—
Net realized gain (loss) on sales of investments	(288)	—	210	39,915	443
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,921)	6	2,505	85,018	3,069
Net increase (decrease) in net assets resulting from operations	5,250	9	2,715	121,291	3,512

Contract transactions
Contract purchase payments	41,795	—	6,738	34,511	14,334
Net transfers(1)	121,520	—	9,039	8,136	1,246
Transfers for policy loans	(1,168)	—	—	2,788	—
Policy charges	(6,396)	—	(745)	(18,881)	(2,774)
Contract terminations:
Surrender benefits	(15,873)	—	(1)	(85,996)	(1)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	139,878	—	15,031	(59,442)	12,805
Net assets at beginning of year	378,604	80	8,157	573,796	19,000
Net assets at end of year	$523,732	$89	$25,903	$635,645	$35,317

Accumulation unit activity
Units outstanding at beginning of year	389,518	—	5,457	246,955	11,082
Contract purchase payments	39,863	—	3,940	12,110	7,918
Net transfers(1)	128,338	—	5,171	3,659	723
Transfers for policy loans	(1,207)	—	—	920	—
Policy charges	(6,513)	—	(440)	(6,909)	(1,536)
Contract terminations:
Surrender benefits	(16,324)	—	—	(39,657)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	533,675	—	14,128	217,078	18,187

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	45

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(4,638)	$768	$64,493	$—	$(2,964)
Net realized gain (loss) on sales of investments	120,463	361	227,032	1,110	83,520
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(31,073)	9,366	1,051,302	6,118	(5,358)
Net increase (decrease) in net assets resulting from operations	84,752	10,495	1,342,827	7,228	75,198

Contract transactions
Contract purchase payments	37,294	18,827	315,236	12,652	90,564
Net transfers(1)	(25,031)	2,140	(248,507)	(3,384)	(2,889)
Transfers for policy loans	(16,883)	—	(24,137)	—	(43,807)
Policy charges	(21,600)	(3,930)	(336,961)	(3,903)	(11,180)
Contract terminations:
Surrender benefits	(37,342)	(1,519)	(285,342)	(189)	(133,116)
Death benefits	—	—	(2,066)	—	—
Increase (decrease) from contract transactions	(63,562)	15,518	(581,777)	5,176	(100,428)
Net assets at beginning of year	708,442	30,288	5,342,748	32,100	459,482
Net assets at end of year	$729,632	$56,301	$6,103,798	$44,504	$434,252

Accumulation unit activity
Units outstanding at beginning of year	368,950	26,601	5,597,743	18,152	195,824
Contract purchase payments	16,545	14,893	290,253	6,613	46,022
Net transfers(1)	(70,082)	1,708	(245,970)	(1,754)	(6,764)
Transfers for policy loans	(8,002)	—	(14,831)	—	(13,156)
Policy charges	(9,963)	(3,027)	(316,312)	(2,062)	(4,743)
Contract terminations:
Surrender benefits	(13,908)	(1,293)	(270,480)	(100)	(39,745)
Death benefits	—	—	(953)	—	—
Units outstanding at end of year	283,540	38,882	5,039,450	20,849	177,438

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(7,570)	$282	$—	$46
Net realized gain (loss) on sales of investments	637	60,363	(1,191)	207	34
Distributions from capital gains	—	—	—	—	1
Net change in unrealized appreciation or depreciation of investments	2,932	81,463	1,491	1,002	(1)
Net increase (decrease) in net assets resulting from operations	3,569	134,256	582	1,209	80

Contract transactions
Contract purchase payments	17,790	121,407	1,976	3,276	377
Net transfers(1)	(145)	(8,768)	(1,890)	(388)	2,919
Transfers for policy loans	—	23,848	—	—	—
Policy charges	(3,774)	(39,181)	(850)	(472)	(67)
Contract terminations:
Surrender benefits	(1,632)	(81,738)	(1)	(1)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	12,239	15,568	(765)	2,415	3,229
Net assets at beginning of year	21,722	1,152,189	9,263	10,105	595
Net assets at end of year	$37,530	$1,302,013	$9,080	$13,729	$3,904

Accumulation unit activity
Units outstanding at beginning of year	12,211	383,311	8,248	6,361	478
Contract purchase payments	9,611	42,197	1,701	1,992	385
Net transfers(1)	(57)	2,434	(1,581)	(233)	2,650
Transfers for policy loans	—	6,154	—	—	—
Policy charges	(2,032)	(12,401)	(732)	(289)	(61)
Contract terminations:
Surrender benefits	(909)	(25,577)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	18,824	396,118	7,636	7,831	3,452

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	47

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Operations
Investment income (loss) — net	$34,643	$30,285	$5	$2	$155
Net realized gain (loss) on sales of investments	816	(61,556)	—	(38)	(62)
Distributions from capital gains	1,071	—	2	—	62
Net change in unrealized appreciation or depreciation of investments	5,200	34,579	2	304	(8)
Net increase (decrease) in net assets resulting from operations	41,730	3,308	9	268	147

Contract transactions
Contract purchase payments	88,177	48,584	432	1,882	396
Net transfers(1)	(11,285)	11,136	48	4,676	6,881
Transfers for policy loans	(10,810)	(596)	—	—	—
Policy charges	(89,389)	(10,784)	(59)	(59)	(538)
Contract terminations:
Surrender benefits	(92,311)	(15,288)	—	(79)	(84)
Death benefits	(13,083)	—	—	—	—
Increase (decrease) from contract transactions	(128,701)	33,052	421	6,420	6,655
Net assets at beginning of year	1,638,261	341,425	80	553	2,016
Net assets at end of year	$1,551,290	$377,785	$510	$7,241	$8,818

Accumulation unit activity
Units outstanding at beginning of year	1,357,984	595,669	—	442	1,740
Contract purchase payments	70,792	89,849	393	1,842	354
Net transfers(1)	(1,449)	(17,338)	45	4,596	6,132
Transfers for policy loans	(9,460)	(864)	—	—	—
Policy charges	(71,194)	(18,063)	(54)	(56)	(480)
Contract terminations:
Surrender benefits	(75,680)	(29,323)	—	—	—
Death benefits	(11,063)	—	—	—	—
Units outstanding at end of year	1,259,930	619,930	384	6,824	7,746

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$13,096	$1,747	$267	$1,727	$235
Net realized gain (loss) on sales of investments	(62,761)	(959)	217	(309)	76
Distributions from capital gains	7,029	2,835	—	—	—
Net change in unrealized appreciation or depreciation of investments	57,217	1,353	2,717	(271)	2,180
Net increase (decrease) in net assets resulting from operations	14,581	4,976	3,201	1,147	2,491

Contract transactions
Contract purchase payments	36,593	41,890	10,957	21,960	20,076
Net transfers(1)	(10,702)	(1,877)	2,912	(1,138)	9,908
Transfers for policy loans	2,973	(28)	—	(49)	—
Policy charges	(30,395)	(4,171)	(567)	(2,511)	(586)
Contract terminations:
Surrender benefits	(18,783)	(408)	(1)	(1)	(93)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(20,314)	35,406	13,301	18,261	29,305
Net assets at beginning of year	804,260	65,570	8,712	29,325	76
Net assets at end of year	$798,527	$105,952	$25,214	$48,733	$31,872

Accumulation unit activity
Units outstanding at beginning of year	576,092	51,120	7,521	25,643	—
Contract purchase payments	25,730	31,781	8,134	18,898	17,194
Net transfers(1)	(2,431)	(1,266)	2,201	(954)	8,364
Transfers for policy loans	2,047	(21)	—	(42)	—
Policy charges	(21,623)	(3,178)	(442)	(2,158)	(482)
Contract terminations:
Surrender benefits	(13,473)	(314)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	566,342	78,122	17,414	41,387	25,076

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	49

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$(3,110)	$—
Net realized gain (loss) on sales of investments	400	945	279	51,752	375
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,343	2,643	(37)	23,062	11,342
Net increase (decrease) in net assets resulting from operations	4,743	3,588	242	71,704	11,717

Contract transactions
Contract purchase payments	2,914	5,556	339	19,857	17,091
Net transfers(1)	(558)	(4,928)	(1,735)	(31,254)	21,786
Transfers for policy loans	—	—	—	3,184	—
Policy charges	(1,065)	(2,584)	(160)	(8,059)	(1,537)
Contract terminations:
Surrender benefits	(1)	(142)	—	(26,786)	(1)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,290	(2,098)	(1,556)	(43,058)	37,339
Net assets at beginning of year	14,068	12,838	1,692	389,991	53,874
Net assets at end of year	$20,101	$14,328	$378	$418,637	$102,930

Accumulation unit activity
Units outstanding at beginning of year	8,498	8,446	1,079	250,409	32,355
Contract purchase payments	1,453	3,116	199	11,588	9,293
Net transfers(1)	(253)	(2,817)	(989)	(39,679)	11,875
Transfers for policy loans	—	—	—	1,642	—
Policy charges	(545)	(1,465)	(97)	(4,736)	(839)
Contract terminations:
Surrender benefits	—	(73)	—	(12,190)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	9,153	7,207	192	207,034	52,684

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$476	$381	$—	$22
Net realized gain (loss) on sales of investments	7	280	123	706	(2)
Distributions from capital gains	—	8,210	—	—	5
Net change in unrealized appreciation or depreciation of investments	618	11,346	3,594	67	34
Net increase (decrease) in net assets resulting from operations	625	20,312	4,098	773	59

Contract transactions
Contract purchase payments	1,134	20,002	2,907	931	1,153
Net transfers(1)	—	2,703	122	(4,332)	3,905
Transfers for policy loans	—	(490)	—	—	—
Policy charges	(155)	(4,789)	(977)	(185)	(155)
Contract terminations:
Surrender benefits	—	(1,987)	(1)	—	(81)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	979	15,439	2,051	(3,586)	4,822
Net assets at beginning of year	1,507	68,788	17,098	5,294	780
Net assets at end of year	$3,111	$104,539	$23,247	$2,481	$5,661

Accumulation unit activity
Units outstanding at beginning of year	987	60,203	15,075	3,682	671
Contract purchase payments	648	15,088	2,241	614	1,089
Net transfers(1)	—	2,506	222	(2,692)	3,642
Transfers for policy loans	—	(350)	—	—	—
Policy charges	(89)	(3,641)	(757)	(122)	(145)
Contract terminations:
Surrender benefits	—	(1,516)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,546	72,290	16,781	1,482	5,257

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	51

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$—	$(2,841)	$2	$—	$2,301
Net realized gain (loss) on sales of investments	1,394	21,458	—	26	18
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,406	38,961	(1)	2,003	7,106
Net increase (decrease) in net assets resulting from operations	9,800	57,578	1	2,029	9,425

Contract transactions
Contract purchase payments	70,326	22,404	183	2,134	40,346
Net transfers(1)	(8,222)	88,345	—	1,078	(2,169)
Transfers for policy loans	—	5,991	—	—	12
Policy charges	(2,170)	(7,063)	(22)	(397)	(6,608)
Contract terminations:
Surrender benefits	(119)	(25,624)	—	(1)	(2,070)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	59,815	84,053	161	2,814	29,511
Net assets at beginning of year	22,584	350,172	249	7,864	122,113
Net assets at end of year	$92,199	$491,803	$411	$12,707	$161,049

Accumulation unit activity
Units outstanding at beginning of year	12,212	142,435	171	5,620	122,562
Contract purchase payments	36,057	7,778	180	1,361	38,041
Net transfers(1)	(3,962)	24,968	—	684	(1,903)
Transfers for policy loans	—	2,017	—	—	18
Policy charges	(1,097)	(2,600)	(21)	(260)	(6,314)
Contract terminations:
Surrender benefits	(60)	(9,719)	—	—	(2,111)
Death benefits	—	—	—	—	—
Units outstanding at end of year	43,150	164,879	330	7,405	150,293

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$28,653	$3,577	$19,901	$12,484	$(5,868)
Net realized gain (loss) on sales of investments	461	236,993	143,380	134,883	119,317
Distributions from capital gains	—	215,286	96,331	49,904	279,109
Net change in unrealized appreciation or depreciation of investments	1,252	297,612	333,648	109,291	713,778
Net increase (decrease) in net assets resulting from operations	30,366	753,468	593,260	306,562	1,106,336

Contract transactions
Contract purchase payments	45,568	180,649	165,409	72,574	207,888
Net transfers(1)	103,625	(111,550)	(91,047)	(37,503)	(194,833)
Transfers for policy loans	2,864	(33,042)	(56,011)	2,550	(108,114)
Policy charges	(31,564)	(105,683)	(158,220)	(52,601)	(221,432)
Contract terminations:
Surrender benefits	(108,394)	(297,890)	(255,459)	(115,933)	(364,531)
Death benefits	—	—	—	(19,823)	—
Increase (decrease) from contract transactions	12,099	(367,516)	(395,328)	(150,736)	(681,022)
Net assets at beginning of year	1,089,732	3,802,463	3,912,442	1,972,470	5,916,141
Net assets at end of year	$1,132,197	$4,188,415	$4,110,374	$2,128,296	$6,341,455

Accumulation unit activity
Units outstanding at beginning of year	759,785	2,120,465	1,603,416	1,321,897	1,764,867
Contract purchase payments	33,130	90,097	64,918	50,659	57,173
Net transfers(1)	75,597	(109,182)	(33,544)	94,793	(54,949)
Transfers for policy loans	2,046	(16,007)	(21,470)	3,423	(33,982)
Policy charges	(21,375)	(52,735)	(64,439)	(36,446)	(59,421)
Contract terminations:
Surrender benefits	(68,668)	(139,222)	(92,901)	(73,097)	(99,243)
Death benefits	—	—	—	(14,311)	—
Units outstanding at end of year	780,515	1,893,416	1,455,980	1,346,918	1,574,445

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	53

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$(716)	$8,264	$8,628	$294	$61,507
Net realized gain (loss) on sales of investments	152,817	26,355	54,381	82	(5,733)
Distributions from capital gains	223,789	1,261	1,126	51	—
Net change in unrealized appreciation or depreciation of investments	518,540	305,526	223,311	38	171,653
Net increase (decrease) in net assets resulting from operations	894,430	341,406	287,446	465	227,427

Contract transactions
Contract purchase payments	257,172	68,232	65,201	2,399	124,274
Net transfers(1)	(48,802)	(51,549)	1,116	5,495	(46,979)
Transfers for policy loans	(16,981)	(7,559)	(10,081)	(208)	(28,895)
Policy charges	(119,101)	(47,113)	(20,724)	(586)	(92,081)
Contract terminations:
Surrender benefits	(234,287)	(78,667)	(64,664)	(1,362)	(159,921)
Death benefits	(7,353)	—	—	—	(12,656)
Increase (decrease) from contract transactions	(169,352)	(116,656)	(29,152)	5,738	(216,258)
Net assets at beginning of year	4,563,102	1,214,847	977,265	3,838	2,408,463
Net assets at end of year	$5,288,180	$1,439,597	$1,235,559	$10,041	$2,419,632

Accumulation unit activity
Units outstanding at beginning of year	2,840,765	806,364	832,716	3,387	1,132,549
Contract purchase payments	160,880	38,921	50,243	2,093	58,745
Net transfers(1)	456,906	(29,972)	94,300	4,727	(6,761)
Transfers for policy loans	(8,138)	(4,203)	(4,979)	(176)	(11,868)
Policy charges	(81,850)	(27,648)	(16,672)	(502)	(42,382)
Contract terminations:
Surrender benefits	(150,268)	(45,120)	(50,380)	(1,108)	(71,441)
Death benefits	(5,545)	—	—	—	(5,238)
Units outstanding at end of year	3,212,750	738,342	905,228	8,421	1,053,604

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$5,122	$29,168	$(1,955)	$6,102	$512
Net realized gain (loss) on sales of investments	159	108,754	30,963	114,378	475
Distributions from capital gains	—	72,291	172,313	326,807	—
Net change in unrealized appreciation or depreciation of investments	7,895	(79,677)	32,215	141,099	1,346
Net increase (decrease) in net assets resulting from operations	13,176	130,536	233,536	588,386	2,333

Contract transactions
Contract purchase payments	9,863	105,992	120,932	246,862	2,388
Net transfers(1)	(656)	(7,869)	(128,331)	(159,622)	(10,437)
Transfers for policy loans	1,499	(46,200)	(4,853)	(49,712)	(1,890)
Policy charges	(4,500)	(37,112)	(67,552)	(172,081)	(929)
Contract terminations:
Surrender benefits	(164)	(94,177)	(112,892)	(342,787)	(819)
Death benefits	—	—	(2,853)	(2,621)	—
Increase (decrease) from contract transactions	6,042	(79,366)	(195,549)	(479,961)	(11,687)
Net assets at beginning of year	149,060	1,711,853	2,522,427	5,943,683	56,147
Net assets at end of year	$168,278	$1,763,023	$2,560,414	$6,052,108	$46,793

Accumulation unit activity
Units outstanding at beginning of year	148,695	774,626	799,806	1,954,899	61,489
Contract purchase payments	9,236	50,022	46,169	83,133	2,554
Net transfers(1)	(567)	67,355	1,929	122,046	(11,365)
Transfers for policy loans	1,426	(17,661)	(1,272)	(17,195)	(1,997)
Policy charges	(4,283)	(16,978)	(23,166)	(57,592)	(989)
Contract terminations:
Surrender benefits	—	(55,846)	(31,261)	(104,077)	(810)
Death benefits	—	—	(823)	(850)	—
Units outstanding at end of year	154,507	801,518	791,382	1,980,364	48,882

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	55

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$(348)	$18,926	$(2,940)	$(4,733)	$5,149
Net realized gain (loss) on sales of investments	4,345	172,689	29,951	74,114	(1,728)
Distributions from capital gains	51,188	262,868	41,009	75,430	8,736
Net change in unrealized appreciation or depreciation of investments	(9,878)	62,745	52,914	63,929	1,798
Net increase (decrease) in net assets resulting from operations	45,307	517,228	120,934	208,740	13,955

Contract transactions
Contract purchase payments	15,401	96,184	15,692	40,445	16,237
Net transfers(1)	23,537	(117,900)	(43,250)	(46,708)	5,963
Transfers for policy loans	188	(50,356)	(10,689)	(21,144)	(511)
Policy charges	(13,595)	(78,968)	(20,093)	(19,042)	(1,729)
Contract terminations:
Surrender benefits	(15,012)	(145,301)	(22,356)	(30,116)	(6,312)
Death benefits	—	(8,248)	—	(6,876)	—
Increase (decrease) from contract transactions	10,519	(304,589)	(80,696)	(83,441)	13,648
Net assets at beginning of year	423,173	2,375,088	462,425	818,479	150,305
Net assets at end of year	$478,999	$2,587,727	$502,663	$943,778	$177,908

Accumulation unit activity
Units outstanding at beginning of year	133,080	1,033,381	299,412	586,711	141,080
Contract purchase payments	4,629	38,105	8,675	25,557	14,090
Net transfers(1)	7,210	(64,060)	(22,740)	(15,506)	4,252
Transfers for policy loans	60	(17,340)	(5,679)	(12,283)	(446)
Policy charges	(4,117)	(31,373)	(11,074)	(12,070)	(1,519)
Contract terminations:
Surrender benefits	(4,578)	(56,066)	(11,675)	(18,452)	(5,781)
Death benefits	—	(2,352)	—	(4,279)	—
Units outstanding at end of year	136,284	900,295	256,919	549,678	151,676

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$3,551	$16,449	$11,906	$7,383	$(4,115)
Net realized gain (loss) on sales of investments	16,203	355,008	89,198	57,526	19,826
Distributions from capital gains	12,524	522,694	42,083	—	42,744
Net change in unrealized appreciation or depreciation of investments	11,548	283,115	(53,539)	183,142	77,207
Net increase (decrease) in net assets resulting from operations	43,826	1,177,266	89,648	248,051	135,662

Contract transactions
Contract purchase payments	8,250	457,923	41,283	53,266	26,804
Net transfers(1)	14,860	(440,298)	(59,143)	(71,653)	2,883
Transfers for policy loans	(11,687)	(65,506)	(88,104)	(13,471)	(20,345)
Policy charges	(6,702)	(517,199)	(26,423)	(28,489)	(18,657)
Contract terminations:
Surrender benefits	(34,598)	(584,618)	(76,357)	(68,159)	(82,133)
Death benefits	—	(13,885)	—	—	(2,448)
Increase (decrease) from contract transactions	(29,877)	(1,163,583)	(208,744)	(128,506)	(93,896)
Net assets at beginning of year	275,200	10,164,179	1,280,941	1,186,765	641,512
Net assets at end of year	$289,149	$10,177,862	$1,161,845	$1,306,310	$683,278

Accumulation unit activity
Units outstanding at beginning of year	156,369	3,529,873	707,995	896,129	451,485
Contract purchase payments	4,379	148,913	21,907	32,644	16,704
Net transfers(1)	(1,501)	(141,677)	(29,490)	(93,014)	4,652
Transfers for policy loans	(5,061)	(22,491)	(47,454)	(11,991)	(12,345)
Policy charges	(3,455)	(167,216)	(14,127)	(19,364)	(11,579)
Contract terminations:
Surrender benefits	(14,302)	(190,772)	(40,838)	(51,245)	(52,323)
Death benefits	—	(4,534)	—	—	(1,458)
Units outstanding at end of year	136,429	3,152,096	597,993	753,159	395,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	57

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Operations
Investment income (loss) — net	$(3,573)	$655	$(2,519)	$40	$18
Net realized gain (loss) on sales of investments	23,190	(6,403)	16,456	—	2
Distributions from capital gains	25,313	—	38,804	—	—
Net change in unrealized appreciation or depreciation of investments	90,611	18,069	82,951	9	290
Net increase (decrease) in net assets resulting from operations	135,541	12,321	135,692	49	310

Contract transactions
Contract purchase payments	24,962	5,167	15,782	274	1,150
Net transfers(1)	(2,153)	(26,448)	(22,363)	—	—
Transfers for policy loans	2,271	149	(7,545)	—	—
Policy charges	(17,995)	(1,004)	(19,236)	(32)	(72)
Contract terminations:
Surrender benefits	(26,716)	—	(12,707)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(19,631)	(22,136)	(46,069)	242	1,078
Net assets at beginning of year	395,368	85,469	532,150	1,405	1,352
Net assets at end of year	$511,278	$75,654	$621,773	$1,696	$2,740

Accumulation unit activity
Units outstanding at beginning of year	172,218	99,068	194,448	1,229	1,046
Contract purchase payments	8,797	5,511	5,190	248	891
Net transfers(1)	(3,979)	(28,855)	(9,768)	—	—
Transfers for policy loans	746	170	(1,742)	—	—
Policy charges	(6,235)	(1,026)	(7,432)	(29)	(56)
Contract terminations:
Surrender benefits	(9,022)	—	(4,026)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	162,525	74,868	176,670	1,448	1,881

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(9,280)	$20,723	$(2,522)	$(508)	$(4,465)
Net realized gain (loss) on sales of investments	84,019	(136,785)	18,246	6,187	1,218
Distributions from capital gains	84,974	—	4,644	3,843	109,204
Net change in unrealized appreciation or depreciation of investments	327,793	657,888	89,335	2,903	395,382
Net increase (decrease) in net assets resulting from operations	487,506	541,826	109,703	12,425	501,339

Contract transactions
Contract purchase payments	54,062	112,390	18,368	2,409	66,248
Net transfers(1)	(26,626)	(85,273)	(20,925)	9,438	(135,198)
Transfers for policy loans	(18,976)	(3,096)	5,972	(474)	(6,962)
Policy charges	(43,467)	(70,040)	(17,561)	(2,090)	(59,605)
Contract terminations:
Surrender benefits	(68,939)	(187,874)	(38,004)	(17,954)	(108,001)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(103,946)	(233,893)	(52,150)	(8,671)	(243,518)
Net assets at beginning of year	1,132,870	1,880,788	435,226	69,514	1,932,004
Net assets at end of year	$1,516,430	$2,188,721	$492,779	$73,268	$2,189,825

Accumulation unit activity
Units outstanding at beginning of year	666,311	1,462,238	255,209	69,023	1,876,633
Contract purchase payments	25,142	71,893	9,245	2,159	56,478
Net transfers(1)	(33,281)	(54,422)	(17,947)	7,373	(115,390)
Transfers for policy loans	(8,592)	1,791	2,058	(439)	(5,996)
Policy charges	(21,108)	(45,301)	(9,083)	(1,956)	(50,620)
Contract terminations:
Surrender benefits	(27,524)	(131,986)	(21,054)	(16,178)	(91,080)
Death benefits	—	—	—	—	—
Units outstanding at end of year	600,948	1,304,213	218,428	59,982	1,670,025

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	59

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(9,456)	$49,098	$6,117	$(2,158)	$29
Net realized gain (loss) on sales of investments	35,073	14,725	14,942	(239)	245
Distributions from capital gains	30,080	—	—	—	311
Net change in unrealized appreciation or depreciation of investments	283,885	127,910	10,982	88,713	927
Net increase (decrease) in net assets resulting from operations	339,582	191,733	32,041	86,316	1,512

Contract transactions
Contract purchase payments	65,829	97,356	17,810	49,949	1,138
Net transfers(1)	(45,512)	(170,708)	(26,441)	10,490	(1,365)
Transfers for policy loans	(50,755)	(4,723)	1,369	540	—
Policy charges	(43,127)	(75,901)	(12,528)	(9,612)	(1,553)
Contract terminations:
Surrender benefits	(135,903)	(103,752)	(30,364)	(13,014)	(212)
Death benefits	—	(7,674)	—	—	—
Increase (decrease) from contract transactions	(209,468)	(265,402)	(50,154)	38,353	(1,992)
Net assets at beginning of year	1,435,007	1,422,133	385,315	197,901	9,273
Net assets at end of year	$1,565,121	$1,348,464	$367,202	$322,570	$8,793

Accumulation unit activity
Units outstanding at beginning of year	622,620	549,068	318,026	132,285	5,655
Contract purchase payments	24,085	43,349	14,085	31,400	641
Net transfers(1)	(22,031)	(6,274)	(42,812)	(520)	(767)
Transfers for policy loans	(13,919)	413	(293)	196	—
Policy charges	(16,142)	(29,341)	(9,735)	(5,032)	(871)
Contract terminations:
Surrender benefits	(55,977)	(43,033)	(24,269)	(4,517)	(117)
Death benefits	—	(2,884)	—	—	—
Units outstanding at end of year	538,636	511,298	255,002	153,812	4,541

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(34)	$424	$27,337	$57	$42,819
Net realized gain (loss) on sales of investments	17	60,792	(22,347)	46,431	2,647
Distributions from capital gains	—	—	—	62,927	—
Net change in unrealized appreciation or depreciation of investments	708	320,896	103,005	37,497	86,269
Net increase (decrease) in net assets resulting from operations	691	382,112	107,995	146,912	131,735

Contract transactions
Contract purchase payments	1,985	178,486	85,830	98,665	234,330
Net transfers(1)	1,909	(12,928)	8,698	(9,557)	(75,119)
Transfers for policy loans	—	(16,245)	(19,921)	14,639	28,346
Policy charges	(251)	(19,527)	(69,130)	(51,828)	(50,083)
Contract terminations:
Surrender benefits	(73)	(148,885)	(147,393)	(182,092)	(103,684)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,570	(19,099)	(141,916)	(130,173)	33,790
Net assets at beginning of year	8,699	1,074,610	2,093,953	1,167,936	1,017,340
Net assets at end of year	$12,960	$1,437,623	$2,060,032	$1,184,675	$1,182,865

Accumulation unit activity
Units outstanding at beginning of year	9,018	639,157	1,416,597	583,863	725,335
Contract purchase payments	2,093	105,066	56,113	48,571	161,862
Net transfers(1)	1,982	(26,967)	4,897	(11,226)	(53,710)
Transfers for policy loans	—	(5,976)	(12,462)	3,964	21,599
Policy charges	(260)	(10,062)	(45,092)	(25,089)	(33,311)
Contract terminations:
Surrender benefits	—	(75,740)	(100,464)	(81,824)	(76,718)
Death benefits	—	—	—	—	—
Units outstanding at end of year	12,833	625,478	1,319,589	518,259	745,057

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	61

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$59	$2,063	$(1,735)	$25,805	$4,057
Net realized gain (loss) on sales of investments	1	113	404	(3,852)	9,753
Distributions from capital gains	—	—	79,364	—	—
Net change in unrealized appreciation or depreciation of investments	286	3,950	45,405	8,032	45,955
Net increase (decrease) in net assets resulting from operations	346	6,126	123,438	29,985	59,765

Contract transactions
Contract purchase payments	603	2,373	46,773	16,956	6,586
Net transfers(1)	—	42,949	(10,512)	(2,943)	12,628
Transfers for policy loans	—	(124)	111,313	(14,429)	(7,523)
Policy charges	(40)	(4,382)	(23,411)	(18,702)	(6,812)
Contract terminations:
Surrender benefits	—	(2,135)	(120,169)	(79,165)	(33,356)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	563	38,681	3,994	(98,283)	(28,477)
Net assets at beginning of year	2,213	132,311	868,412	525,529	239,222
Net assets at end of year	$3,122	$177,118	$995,844	$457,231	$270,510

Accumulation unit activity
Units outstanding at beginning of year	2,125	120,005	336,341	217,855	147,596
Contract purchase payments	563	2,213	16,535	6,710	3,421
Net transfers(1)	—	40,773	(3,967)	(1,268)	5,661
Transfers for policy loans	—	(118)	36,065	(6,318)	(3,623)
Policy charges	(39)	(4,117)	(7,988)	(7,382)	(3,540)
Contract terminations:
Surrender benefits	—	—	(40,264)	(32,411)	(16,741)
Death benefits	—	—	—	—	—
Units outstanding at end of year	2,649	158,756	336,722	177,186	132,774

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Operations
Investment income (loss) — net	$(524)	$5	$(614)	$(1,103)	$3,904
Net realized gain (loss) on sales of investments	330,601	22,457	12,624	315	29,286
Distributions from capital gains	630,068	11,126	220,950	456	—
Net change in unrealized appreciation or depreciation of investments	1,274,943	3,005	(141,786)	986	241,458
Net increase (decrease) in net assets resulting from operations	2,235,088	36,593	91,174	654	274,648

Contract transactions
Contract purchase payments	326,588	5,432	100,649	5,987	116,036
Net transfers(1)	(237,144)	(6,879)	(56,422)	44,688	(83,845)
Transfers for policy loans	(39,405)	(9,846)	(6,543)	(1,084)	(36,692)
Policy charges	(408,409)	(3,939)	(92,278)	(2,794)	(84,702)
Contract terminations:
Surrender benefits	(527,346)	(36,948)	(75,294)	—	(138,100)
Death benefits	(16,284)	—	—	—	—
Increase (decrease) from contract transactions	(902,000)	(52,180)	(129,888)	46,797	(227,303)
Net assets at beginning of year	8,203,820	141,342	2,182,518	115,118	2,239,667
Net assets at end of year	$9,536,908	$125,755	$2,143,804	$162,569	$2,287,012

Accumulation unit activity
Units outstanding at beginning of year	3,110,137	71,317	773,000	120,296	959,239
Contract purchase payments	108,026	2,578	36,031	5,932	46,608
Net transfers(1)	(79,109)	(3,311)	(18,430)	44,811	(32,029)
Transfers for policy loans	(11,970)	(4,087)	(3,004)	(1,090)	(14,095)
Policy charges	(134,780)	(1,768)	(31,851)	(2,838)	(33,857)
Contract terminations:
Surrender benefits	(172,264)	(16,143)	(25,844)	—	(56,785)
Death benefits	(5,750)	—	—	—	—
Units outstanding at end of year	2,814,290	48,586	729,902	167,111	869,081

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	63

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$3,011	$(71,871)	$(129,000)	$896	$(4,710)
Net realized gain (loss) on sales of investments	(853)	604,938	2,104,052	(3,311)	10,463
Distributions from capital gains	—	—	—	11,899	—
Net change in unrealized appreciation or depreciation of investments	3,868	1,752,053	1,186,756	22,577	31,080
Net increase (decrease) in net assets resulting from operations	6,026	2,285,120	3,161,808	32,061	36,833

Contract transactions
Contract purchase payments	26,383	1,323,233	1,015,700	51,813	72,703
Net transfers(1)	65,893	129,344	(931,976)	12,847	(21,381)
Transfers for policy loans	767	(174,342)	(88,258)	(597)	(31,071)
Policy charges	(1,853)	(340,810)	(427,706)	(5,443)	(52,338)
Contract terminations:
Surrender benefits	(2,582)	(275,363)	(1,414,721)	(5,959)	(915)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	88,608	662,062	(1,846,961)	52,661	(33,002)
Net assets at beginning of year	74,031	12,161,528	18,132,705	80,991	558,408
Net assets at end of year	$168,665	$15,108,710	$19,447,552	$165,713	$562,239

Accumulation unit activity
Units outstanding at beginning of year	87,151	8,158,055	11,858,349	68,985	455,720
Contract purchase payments	26,503	857,393	616,876	37,886	57,695
Net transfers(1)	66,867	317,207	(196,971)	9,100	(16,253)
Transfers for policy loans	775	(103,111)	(61,097)	(407)	(23,555)
Policy charges	(1,989)	(212,630)	(264,664)	(3,944)	(41,425)
Contract terminations:
Surrender benefits	(2,660)	(168,364)	(909,249)	(4,629)	(728)
Death benefits	—	—	—	—	—
Units outstanding at end of year	176,647	8,848,550	11,043,244	106,991	431,454

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(6,872)	$(234)	$(425)	$(11,284)	$(2,575)
Net realized gain (loss) on sales of investments	36,377	1,044	6,861	4,340	7,969
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,043	1,597	(969)	223,437	87,175
Net increase (decrease) in net assets resulting from operations	61,548	2,407	5,467	216,493	92,569

Contract transactions
Contract purchase payments	57,868	264	3,002	46,904	58,319
Net transfers(1)	(33,488)	8,481	(57,211)	7,929	241,315
Transfers for policy loans	4,063	14	—	(247)	487
Policy charges	(58,965)	(891)	(884)	(14,831)	(28,623)
Contract terminations:
Surrender benefits	(127,836)	(7,676)	(1)	(25)	(21,711)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(158,358)	192	(55,094)	39,730	249,787
Net assets at beginning of year	962,404	36,687	62,449	1,291,740	622,405
Net assets at end of year	$865,594	$39,286	$12,822	$1,547,963	$964,761

Accumulation unit activity
Units outstanding at beginning of year	780,830	36,025	62,138	1,303,831	614,930
Contract purchase payments	45,611	225	2,792	42,243	53,364
Net transfers(1)	(27,880)	7,874	(52,747)	7,145	213,358
Transfers for policy loans	3,134	13	—	(230)	436
Policy charges	(46,396)	(840)	(832)	(13,622)	(26,349)
Contract terminations:
Surrender benefits	(98,554)	(7,439)	—	—	(20,299)
Death benefits	—	—	—	—	—
Units outstanding at end of year	656,745	35,858	11,351	1,339,367	835,440

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	65

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(167,250)	$(280,955)	$(191,041)	$(405,901)	$(18,370)
Net realized gain (loss) on sales of investments	725,036	2,067,674	1,008,115	4,606,307	134,163
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,308,597	2,843,334	3,475,860	4,170,253	113,744
Net increase (decrease) in net assets resulting from operations	2,866,383	4,630,053	4,292,934	8,370,659	229,537

Contract transactions
Contract purchase payments	1,664,917	2,103,765	2,708,227	3,106,307	186,507
Net transfers(1)	434,399	(750,857)	502,910	(272,792)	(312,310)
Transfers for policy loans	(27,582)	(186,332)	(419,959)	(398,487)	(90,213)
Policy charges	(804,278)	(1,658,761)	(848,203)	(1,486,053)	(156,887)
Contract terminations:
Surrender benefits	(1,480,529)	(1,714,407)	(2,232,340)	(2,174,628)	(97,850)
Death benefits	—	(44,478)	—	—	—
Increase (decrease) from contract transactions	(213,073)	(2,251,070)	(289,365)	(1,225,653)	(470,753)
Net assets at beginning of year	23,294,652	38,287,218	28,055,184	54,692,486	2,624,113
Net assets at end of year	$25,947,962	$40,666,201	$32,058,753	$61,837,492	$2,382,897

Accumulation unit activity
Units outstanding at beginning of year	16,811,757	27,470,821	19,492,655	37,017,268	1,992,647
Contract purchase payments	1,140,051	1,425,067	1,793,293	1,967,940	137,950
Net transfers(1)	369,442	(446,910)	477,531	162,122	(220,022)
Transfers for policy loans	(18,078)	(128,005)	(272,066)	(261,220)	(62,675)
Policy charges	(548,116)	(1,117,958)	(553,889)	(932,052)	(114,560)
Contract terminations:
Surrender benefits	(991,743)	(1,126,100)	(1,458,261)	(1,366,139)	(70,328)
Death benefits	—	(28,829)	—	—	—
Units outstanding at end of year	16,763,313	26,048,086	19,479,263	36,587,919	1,663,012

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(34,887)	$102	$—	$—	$(4,252)
Net realized gain (loss) on sales of investments	499,609	(12)	31	5	74,840
Distributions from capital gains	—	4	—	—	—
Net change in unrealized appreciation or depreciation of investments	(39,215)	50	1,111	223	(29,971)
Net increase (decrease) in net assets resulting from operations	425,507	144	1,142	228	40,617

Contract transactions
Contract purchase payments	463,190	1,243	3,468	3,420	30,104
Net transfers(1)	(279,198)	(3,119)	5,678	81	(25,328)
Transfers for policy loans	(16,374)	—	—	—	(56,691)
Policy charges	(376,563)	(497)	(555)	(103)	(16,156)
Contract terminations:
Surrender benefits	(547,014)	—	(17)	—	(24,884)
Death benefits	—	—	—	—	(2,687)
Increase (decrease) from contract transactions	(755,959)	(2,373)	8,574	3,398	(95,642)
Net assets at beginning of year	5,049,857	4,543	1,373	203	731,112
Net assets at end of year	$4,719,405	$2,314	$11,089	$3,829	$676,087

Accumulation unit activity
Units outstanding at beginning of year	3,865,431	4,226	991	116	255,986
Contract purchase payments	338,975	1,149	2,333	2,113	10,744
Net transfers(1)	(236,565)	(2,869)	3,869	51	1,106
Transfers for policy loans	(12,018)	—	—	—	(21,659)
Policy charges	(274,004)	(461)	(368)	(64)	(5,960)
Contract terminations:
Surrender benefits	(407,012)	—	—	—	(10,582)
Death benefits	—	—	—	—	(874)
Units outstanding at end of year	3,274,807	2,045	6,825	2,216	228,761

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	67

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Operations
Investment income (loss) — net	$28,224	$(35,809)	$470	$25,067	$1,134
Net realized gain (loss) on sales of investments	(21,562)	(176,299)	34,065	11,133	76,996
Distributions from capital gains	36,482	956,352	20,614	—	88,600
Net change in unrealized appreciation or depreciation of investments	1,317,648	295,514	(1,325)	208,826	27,804
Net increase (decrease) in net assets resulting from operations	1,360,792	1,039,758	53,824	245,026	194,534

Contract transactions
Contract purchase payments	245,290	240,932	27,611	54,495	67,242
Net transfers(1)	(102,154)	(185,200)	593	12,701	3,579
Transfers for policy loans	(52,243)	(90,422)	15,348	485	(3,515)
Policy charges	(144,779)	(187,069)	(13,984)	(30,505)	(28,512)
Contract terminations:
Surrender benefits	(298,088)	(337,101)	(13,805)	(88,837)	(95,629)
Death benefits	(12,223)	(8,894)	—	—	(2,905)
Increase (decrease) from contract transactions	(364,197)	(567,754)	15,763	(51,661)	(59,740)
Net assets at beginning of year	4,345,709	5,750,536	456,920	1,061,344	1,008,454
Net assets at end of year	$5,342,304	$6,222,540	$526,507	$1,254,709	$1,143,248

Accumulation unit activity
Units outstanding at beginning of year	2,002,372	1,931,501	256,845	637,860	372,963
Contract purchase payments	103,423	77,472	16,598	29,451	26,616
Net transfers(1)	147,337	56,030	42,371	6,801	22,254
Transfers for policy loans	(23,580)	(26,403)	10,267	315	(1,438)
Policy charges	(59,600)	(60,935)	(9,238)	(16,145)	(10,463)
Contract terminations:
Surrender benefits	(139,018)	(106,492)	(9,480)	(45,796)	(36,449)
Death benefits	(4,570)	(2,492)	—	—	(815)
Units outstanding at end of year	2,026,364	1,868,681	307,363	612,486	372,668

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(4,519)	$75
Net realized gain (loss) on sales of investments	21,451	1
Distributions from capital gains	25,200	—
Net change in unrealized appreciation or depreciation of investments	149,156	8
Net increase (decrease) in net assets resulting from operations	191,288	84

Contract transactions
Contract purchase payments	38,153	856
Net transfers(1)	(5,428)	24
Transfers for policy loans	(223)	—
Policy charges	(21,980)	(95)
Contract terminations:
Surrender benefits	(69,720)	—
Death benefits	—	—
Increase (decrease) from contract transactions	(59,198)	785
Net assets at beginning of year	783,986	708
Net assets at end of year	$916,076	$1,577

Accumulation unit activity
Units outstanding at beginning of year	355,323	573
Contract purchase payments	14,617	744
Net transfers(1)	11,104	21
Transfers for policy loans	(130)	—
Policy charges	(8,061)	(83)
Contract terminations:
Surrender benefits	(29,301)	—
Death benefits	—	—
Units outstanding at end of year	343,552	1,255

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	69

Statements of Changes in Net Assets

Year ended Dec. 31, 2016	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$1	$4,933	$14,084	$(1,955)	$6,385
Net realized gain (loss) on sales of investments	—	91,828	(62,600)	5,740	(11,593)
Distributions from capital gains	—	142,159	—	31,834	—
Net change in unrealized appreciation or depreciation of investments	11	(13,554)	863	(31,374)	126,500
Net increase (decrease) in net assets resulting from operations	12	225,366	(47,653)	4,245	121,292

Contract transactions
Contract purchase payments	—	99,039	243,839	22,295	24,156
Net transfers(1)	(1)	(36,445)	(123,910)	(19,395)	118,555
Transfers for policy loans	—	(6,477)	4,098	365	12,120
Policy charges	—	(52,252)	(108,878)	(10,829)	(7,532)
Contract terminations:
Surrender benefits	—	(312,485)	(136,206)	(26,656)	(13,591)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(308,620)	(121,057)	(34,220)	133,708
Net assets at beginning of year	372	2,361,082	3,229,278	311,488	227,353
Net assets at end of year	$383	$2,277,828	$3,060,568	$281,513	$482,353

Accumulation unit activity
Units outstanding at beginning of year	—	1,232,318	2,088,647	154,778	373,471
Contract purchase payments	—	47,616	161,995	10,893	32,805
Net transfers(1)	—	(18,357)	(77,388)	(14,284)	171,390
Transfers for policy loans	—	(1,711)	3,010	110	18,828
Policy charges	—	(25,789)	(74,821)	(5,516)	(10,041)
Contract terminations:
Surrender benefits	—	(135,571)	(89,493)	(9,775)	(18,038)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	1,098,506	2,011,950	136,206	568,415

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$2,555	$1,175	$38,470	$19,871	$1,864
Net realized gain (loss) on sales of investments	17,235	6,433	137,595	76,986	(25,319)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(65,477)	(42,607)	515,194	274,160	54,660
Net increase (decrease) in net assets resulting from operations	(45,687)	(34,999)	691,259	371,017	31,205

Contract transactions
Contract purchase payments	27,974	57,159	162,921	123,640	216,708
Net transfers(1)	(59,425)	67,731	(196,626)	(116,921)	(400,424)
Transfers for policy loans	(411)	(651)	(13,912)	(298)	(5,762)
Policy charges	(22,676)	(17,923)	(144,993)	(49,256)	(12,469)
Contract terminations:
Surrender benefits	(24,457)	(15,710)	(97,253)	(109,495)	(5,378)
Death benefits	—	—	(3,621)	—	—
Increase (decrease) from contract transactions	(78,995)	90,606	(293,484)	(152,330)	(207,325)
Net assets at beginning of year	791,646	561,069	3,740,279	1,989,383	523,193
Net assets at end of year	$666,964	$616,676	$4,138,054	$2,208,070	$347,073

Accumulation unit activity
Units outstanding at beginning of year	544,641	390,081	1,469,427	1,329,375	504,816
Contract purchase payments	19,289	38,359	60,658	72,730	194,773
Net transfers(1)	(44,266)	107,246	(72,788)	(2,670)	(339,973)
Transfers for policy loans	2,020	(490)	(4,459)	(1,455)	(5,988)
Policy charges	(15,387)	(15,073)	(53,449)	(33,887)	(11,489)
Contract terminations:
Surrender benefits	(17,074)	(15,467)	(36,900)	(74,653)	(5,339)
Death benefits	—	—	(1,481)	—	—
Units outstanding at end of year	489,223	504,656	1,361,008	1,289,440	336,800

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	71

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$4,113	$(133,673)	$—	$—	$—
Net realized gain (loss) on sales of investments	5,387	585,512	132	170	584
Distributions from capital gains	10,487	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,523	387,561	761	1,137	9,295
Net increase (decrease) in net assets resulting from operations	26,510	839,400	893	1,307	9,879

Contract transactions
Contract purchase payments	22,539	886,204	264	3,785	22,479
Net transfers(1)	(27,680)	742,152	(56)	3,618	10,688
Transfers for policy loans	(766)	114,614	(4,378)	3,340	(1,649)
Policy charges	(36,785)	(1,076,194)	(210)	(1,170)	(5,165)
Contract terminations:
Surrender benefits	(14,785)	(956,915)	—	—	—
Death benefits	—	(14,148)	—	—	—
Increase (decrease) from contract transactions	(57,477)	(304,287)	(4,380)	9,573	26,353
Net assets at beginning of year	409,231	15,448,468	10,000	9,883	99,133
Net assets at end of year	$378,264	$15,983,581	$6,513	$20,763	$135,365

Accumulation unit activity
Units outstanding at beginning of year	252,830	9,546,339	16,790	7,784	65,800
Contract purchase payments	13,361	534,839	412	2,926	14,636
Net transfers(1)	(19,478)	377,373	(84)	2,871	7,405
Transfers for policy loans	(682)	64,226	(7,095)	2,399	(1,117)
Policy charges	(23,842)	(657,387)	(323)	(895)	(3,388)
Contract terminations:
Surrender benefits	(6,912)	(587,058)	—	—	—
Death benefits	—	(8,555)	—	—	—
Units outstanding at end of year	215,277	9,269,777	9,700	15,085	83,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(194,351)	$—	$—	$(78,979)	$2
Net realized gain (loss) on sales of investments	1,140,283	—	285	655,475	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	617,292	(18)	1,041	789,667	7
Net increase (decrease) in net assets resulting from operations	1,563,224	(18)	1,326	1,366,163	9

Contract transactions
Contract purchase payments	1,263,187	115	675	629,963	—
Net transfers(1)	(792,879)	—	189	(684,207)	—
Transfers for policy loans	48,319	—	9,086	(35,128)	—
Policy charges	(1,490,176)	—	(624)	(477,521)	—
Contract terminations:
Surrender benefits	(1,244,735)	—	—	(509,215)	—
Death benefits	(38,584)	—	—	(3,288)	—
Increase (decrease) from contract transactions	(2,254,868)	115	9,326	(1,079,396)	—
Net assets at beginning of year	24,112,862	616	9,280	11,355,898	73
Net assets at end of year	$23,421,218	$713	$19,932	$11,642,665	$82

Accumulation unit activity
Units outstanding at beginning of year	17,119,380	617	6,917	5,164,529	—
Contract purchase payments	902,839	119	459	267,191	—
Net transfers(1)	(540,784)	—	129	(212,366)	—
Transfers for policy loans	49,778	—	6,030	(14,125)	—
Policy charges	(1,096,535)	—	(434)	(205,002)	—
Contract terminations:
Surrender benefits	(831,131)	—	—	(212,386)	—
Death benefits	(25,387)	—	—	(1,332)	—
Units outstanding at end of year	15,578,160	736	13,101	4,786,509	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	73

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$57	$(14,218)	$—	$(12,148)	$3
Net realized gain (loss) on sales of investments	(373)	(28,821)	(131)	(58,561)	—
Distributions from capital gains	—	—	871	49,520	—
Net change in unrealized appreciation or depreciation of investments	4,408	149,777	(1,291)	(10,659)	—
Net increase (decrease) in net assets resulting from operations	4,092	106,738	(551)	(31,848)	3

Contract transactions
Contract purchase payments	24,157	193,157	6,094	107,000	11,835
Net transfers(1)	2,006	(133,578)	7,036	(18,018)	13,627
Transfers for policy loans	(1,803)	2,678	(2,314)	(8,475)	—
Policy charges	(7,203)	(92,582)	(1,077)	(75,212)	(5,781)
Contract terminations:
Surrender benefits	(35)	(114,476)	—	(71,064)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	17,122	(144,801)	9,739	(65,769)	19,681
Net assets at beginning of year	71,259	2,386,771	22,757	1,823,968	15,668
Net assets at end of year	$92,473	$2,348,708	$31,945	$1,726,351	$35,352

Accumulation unit activity
Units outstanding at beginning of year	76,438	1,125,013	26,004	1,357,778	13,667
Contract purchase payments	24,898	85,757	6,885	79,293	11,834
Net transfers(1)	2,511	(21,307)	7,821	18,175	13,626
Transfers for policy loans	(1,705)	6,673	(2,517)	(7,158)	—
Policy charges	(7,462)	(41,563)	(1,190)	(52,652)	(5,781)
Contract terminations:
Surrender benefits	(35)	(52,992)	—	(48,591)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	94,645	1,101,581	37,003	1,346,845	33,346

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(19,302)	$5,665	$160,893	$(485)	$105,510
Net realized gain (loss) on sales of investments	58	(187)	(16,381)	(29,304)	(31,267)
Distributions from capital gains	—	—	—	161	47,721
Net change in unrealized appreciation or depreciation of investments	(57)	4,715	167,149	45,463	(38,295)
Net increase (decrease) in net assets resulting from operations	(19,301)	10,193	311,661	15,835	83,669

Contract transactions
Contract purchase payments	271,507	19,222	137,279	8,891	36,762
Net transfers(1)	460,515	9,764	5,969	(340,561)	368,950
Transfers for policy loans	4,575	(3,539)	(28,507)	627	570
Policy charges	(281,909)	(5,185)	(110,073)	(3,999)	(28,154)
Contract terminations:
Surrender benefits	(310,888)	(8)	(163,441)	(103)	(35,679)
Death benefits	(12,634)	—	(1,338)	—	—
Increase (decrease) from contract transactions	131,166	20,254	(160,111)	(335,145)	342,449
Net assets at beginning of year	2,906,262	75,402	2,978,339	324,743	744,555
Net assets at end of year	$3,018,127	$105,849	$3,129,889	$5,433	$1,170,673

Accumulation unit activity
Units outstanding at beginning of year	2,865,170	67,968	1,582,766	357,968	434,272
Contract purchase payments	267,565	16,054	64,956	9,126	19,851
Net transfers(1)	447,757	8,704	6,879	(359,082)	221,090
Transfers for policy loans	5,192	(2,867)	(14,048)	715	212
Policy charges	(276,375)	(4,397)	(51,354)	(4,348)	(15,987)
Contract terminations:
Surrender benefits	(299,262)	(7)	(80,613)	—	(19,160)
Death benefits	(12,610)	—	(598)	—	—
Units outstanding at end of year	2,997,437	85,455	1,507,988	4,379	640,278

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	75

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$58	$77,203	$—	$(14,990)	$(42,652)
Net realized gain (loss) on sales of investments	1	(16,642)	755	129,226	482,766
Distributions from capital gains	2	4,858	—	—	—
Net change in unrealized appreciation or depreciation of investments	3	227,295	81	(108,532)	255,334
Net increase (decrease) in net assets resulting from operations	64	292,714	836	5,704	695,448

Contract transactions
Contract purchase payments	1,101	414,767	7,283	118,236	363,545
Net transfers(1)	3,223	385,330	(2,019)	(48,228)	1,042,780
Transfers for policy loans	—	(18,859)	—	(7,375)	(95,393)
Policy charges	(436)	(443,044)	(1,913)	(76,679)	(176,407)
Contract terminations:
Surrender benefits	—	(377,872)	—	(109,760)	(351,679)
Death benefits	—	(3,907)	—	—	(25,044)
Increase (decrease) from contract transactions	3,888	(43,585)	3,351	(123,806)	757,802
Net assets at beginning of year	1,138	7,662,689	12,454	2,268,466	6,423,945
Net assets at end of year	$5,090	$7,911,818	$16,641	$2,150,364	$7,877,195

Accumulation unit activity
Units outstanding at beginning of year	1,030	5,055,349	7,846	1,590,696	3,491,432
Contract purchase payments	1,015	256,697	4,676	87,317	187,114
Net transfers(1)	3,018	279,848	(908)	(82,597)	556,259
Transfers for policy loans	—	(12,289)	—	(7,539)	(37,366)
Policy charges	(403)	(273,743)	(1,236)	(58,655)	(91,270)
Contract terminations:
Surrender benefits	—	(231,384)	—	(77,985)	(187,392)
Death benefits	—	(2,688)	—	—	(9,254)
Units outstanding at end of year	4,660	5,071,790	10,378	1,451,237	3,909,523

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$10,457	$1	$—	$(3,227)	$—
Net realized gain (loss) on sales of investments	(813)	—	60	12,556	257
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,446	1	166	(2,022)	1,976
Net increase (decrease) in net assets resulting from operations	15,090	2	226	7,307	2,233

Contract transactions
Contract purchase payments	39,381	—	1,926	38,582	10,290
Net transfers(1)	53,614	—	248	35,854	(2,438)
Transfers for policy loans	(638)	—	—	(4,384)	—
Policy charges	(4,747)	—	(512)	(18,428)	(2,158)
Contract terminations:
Surrender benefits	(5,278)	—	—	(18,335)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	82,332	—	1,662	33,289	5,694
Net assets at beginning of year	281,182	78	6,269	533,200	11,073
Net assets at end of year	$378,604	$80	$8,157	$573,796	$19,000

Accumulation unit activity
Units outstanding at beginning of year	302,219	—	4,279	216,899	7,353
Contract purchase payments	38,283	—	1,340	15,873	6,544
Net transfers(1)	60,312	—	192	29,867	(1,441)
Transfers for policy loans	(663)	—	—	(1,271)	—
Policy charges	(4,981)	—	(354)	(7,771)	(1,374)
Contract terminations:
Surrender benefits	(5,652)	—	—	(6,642)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	389,518	—	5,457	246,955	11,082

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	77

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(4,683)	$312	$35,517	$—	$(2,582)
Net realized gain (loss) on sales of investments	22,704	(87)	162,147	99	9,791
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	60,820	(1,005)	(630,585)	4,826	66,424
Net increase (decrease) in net assets resulting from operations	78,841	(780)	(432,921)	4,925	73,633

Contract transactions
Contract purchase payments	46,641	8,481	350,438	9,427	31,394
Net transfers(1)	31,719	18,011	(266,478)	555	(8,487)
Transfers for policy loans	(4,948)	—	14,499	—	(2,491)
Policy charges	(21,749)	(2,521)	(349,993)	(3,407)	(11,254)
Contract terminations:
Surrender benefits	(18,890)	(17)	(275,977)	(18)	(16,055)
Death benefits	—	—	(865)	—	—
Increase (decrease) from contract transactions	32,773	23,954	(528,376)	6,557	(6,893)
Net assets at beginning of year	596,828	7,114	6,304,045	20,618	392,742
Net assets at end of year	$708,442	$30,288	$5,342,748	$32,100	$459,482

Accumulation unit activity
Units outstanding at beginning of year	350,157	5,855	6,184,230	13,948	198,424
Contract purchase payments	26,846	7,460	365,625	6,056	19,543
Net transfers(1)	14,324	15,521	(297,624)	369	(7,357)
Transfers for policy loans	(2,260)	—	18,333	—	(597)
Policy charges	(12,528)	(2,220)	(376,147)	(2,210)	(6,028)
Contract terminations:
Surrender benefits	(7,589)	(15)	(295,714)	(11)	(8,161)
Death benefits	—	—	(960)	—	—
Units outstanding at end of year	368,950	26,601	5,597,743	18,152	195,824

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(6,468)	$904	$—	$13
Net realized gain (loss) on sales of investments	28	42,614	(624)	(91)	—
Distributions from capital gains	—	—	480	—	4
Net change in unrealized appreciation or depreciation of investments	2,365	87,124	(96)	1,525	(6)
Net increase (decrease) in net assets resulting from operations	2,393	123,270	664	1,434	11

Contract transactions
Contract purchase payments	12,174	74,444	3,301	3,146	219
Net transfers(1)	(4,403)	(57,325)	(750)	(1,048)	—
Transfers for policy loans	—	9,819	—	—	—
Policy charges	(2,748)	(38,548)	(1,033)	(534)	(29)
Contract terminations:
Surrender benefits	(27)	(57,347)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,996	(68,957)	1,518	1,564	190
Net assets at beginning of year	14,333	1,097,876	7,081	7,107	394
Net assets at end of year	$21,722	$1,152,189	$9,263	$10,105	$595

Accumulation unit activity
Units outstanding at beginning of year	9,158	418,782	6,876	5,248	301
Contract purchase payments	7,488	27,674	3,010	2,305	204
Net transfers(1)	(2,712)	(29,087)	(682)	(804)	—
Transfers for policy loans	—	2,632	—	—	—
Policy charges	(1,706)	(14,538)	(956)	(388)	(27)
Contract terminations:
Surrender benefits	(17)	(22,152)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	12,211	383,311	8,248	6,361	478

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	79

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Operations
Investment income (loss) — net	$35,968	$(2,469)	$1	$25	$—
Net realized gain (loss) on sales of investments	4,144	(48,779)	—	(2)	(108)
Distributions from capital gains	12,569	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(19,574)	87,965	2	(74)	279
Net increase (decrease) in net assets resulting from operations	33,107	36,717	3	(51)	171

Contract transactions
Contract purchase payments	93,663	32,725	—	297	15
Net transfers(1)	9,434	(23,748)	—	10	—
Transfers for policy loans	(5,931)	347	—	—	—
Policy charges	(93,065)	(11,247)	—	(44)	(277)
Contract terminations:
Surrender benefits	(102,877)	(17,035)	—	—	—
Death benefits	(1,274)	—	—	—	—
Increase (decrease) from contract transactions	(100,050)	(18,958)	—	263	(262)
Net assets at beginning of year	1,705,204	323,666	77	341	2,107
Net assets at end of year	$1,638,261	$341,425	$80	$553	$2,016

Accumulation unit activity
Units outstanding at beginning of year	1,431,364	625,626	—	215	1,982
Contract purchase payments	76,954	64,173	—	256	15
Net transfers(1)	15,203	(45,493)	—	9	—
Transfers for policy loans	(4,840)	859	—	—	—
Policy charges	(75,232)	(20,406)	—	(38)	(257)
Contract terminations:
Surrender benefits	(84,359)	(29,090)	—	—	—
Death benefits	(1,106)	—	—	—	—
Units outstanding at end of year	1,357,984	595,669	—	442	1,740

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$(5,658)	$814	$146	$2,664	$1
Net realized gain (loss) on sales of investments	(33,632)	(922)	(275)	(262)	—
Distributions from capital gains	—	3,123	21	—	—
Net change in unrealized appreciation or depreciation of investments	93,869	(1,153)	693	177	2
Net increase (decrease) in net assets resulting from operations	54,579	1,862	585	2,579	3

Contract transactions
Contract purchase payments	41,434	12,873	1,672	3,822	—
Net transfers(1)	46,559	13,237	3,778	8,118	—
Transfers for policy loans	710	(1,676)	(2,108)	(2,765)	—
Policy charges	(30,007)	(3,697)	(459)	(1,475)	—
Contract terminations:
Surrender benefits	(15,263)	(22)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	43,433	20,715	2,883	7,700	—
Net assets at beginning of year	706,248	42,993	5,244	19,046	73
Net assets at end of year	$804,260	$65,570	$8,712	$29,325	$76

Accumulation unit activity
Units outstanding at beginning of year	537,965	35,114	4,892	18,368	—
Contract purchase payments	29,646	10,145	1,556	3,412	—
Net transfers(1)	40,675	10,096	3,500	7,687	—
Transfers for policy loans	265	(1,301)	(1,991)	(2,469)	—
Policy charges	(21,781)	(2,916)	(436)	(1,355)	—
Contract terminations:
Surrender benefits	(10,678)	(18)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	576,092	51,120	7,521	25,643	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	81

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$(2,929)	$—
Net realized gain (loss) on sales of investments	350	9	5	18,369	70
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(222)	(248)	105	16,701	5,890
Net increase (decrease) in net assets resulting from operations	128	(239)	110	32,141	5,960

Contract transactions
Contract purchase payments	2,151	5,970	34	22,318	2,105
Net transfers(1)	323	(532)	1,687	(17,334)	12,819
Transfers for policy loans	3,201	—	—	241	—
Policy charges	(747)	(2,172)	(154)	(9,478)	(383)
Contract terminations:
Surrender benefits	—	(30)	(12)	(2,378)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,928	3,236	1,555	(6,631)	14,541
Net assets at beginning of year	9,012	9,841	27	364,481	33,373
Net assets at end of year	$14,068	$12,838	$1,692	$389,991	$53,874

Accumulation unit activity
Units outstanding at beginning of year	5,748	6,306	9	267,933	22,794
Contract purchase payments	1,271	3,967	23	15,562	1,347
Net transfers(1)	198	(363)	1,159	(24,493)	8,460
Transfers for policy loans	1,745	—	—	(305)	—
Policy charges	(464)	(1,444)	(103)	(6,735)	(246)
Contract terminations:
Surrender benefits	—	(20)	(9)	(1,553)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	8,498	8,446	1,079	250,409	32,355

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price Lg Cap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$729	$321	$—	$8
Net realized gain (loss) on sales of investments	4	(1,201)	(46)	—	—
Distributions from capital gains	—	657	—	—	3
Net change in unrealized appreciation or depreciation of investments	31	(2,349)	(813)	471	(11)
Net increase (decrease) in net assets resulting from operations	35	(2,164)	(538)	471	—

Contract transactions
Contract purchase payments	823	12,525	2,697	1,090	—
Net transfers(1)	144	7,920	(85)	1,911	770
Transfers for policy loans	—	(3,088)	—	—	—
Policy charges	(165)	(3,055)	(783)	(170)	(67)
Contract terminations:
Surrender benefits	(12)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	790	14,302	1,829	2,831	703
Net assets at beginning of year	682	56,650	15,807	1,992	77
Net assets at end of year	$1,507	$68,788	$17,098	$5,294	$780

Accumulation unit activity
Units outstanding at beginning of year	455	47,764	13,457	1,574	—
Contract purchase payments	551	10,836	2,390	831	—
Net transfers(1)	101	6,693	(74)	1,409	734
Transfers for policy loans	—	(2,452)	—	—	—
Policy charges	(111)	(2,638)	(698)	(132)	(63)
Contract terminations:
Surrender benefits	(9)	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	987	60,203	15,075	3,682	671

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	83

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$—	$(1,906)	$1	$—	$2,423
Net realized gain (loss) on sales of investments	76	7,306	—	(761)	(3,387)
Distributions from capital gains	—	—	1	—	—
Net change in unrealized appreciation or depreciation of investments	2,456	41,504	(1)	1,227	8,176
Net increase (decrease) in net assets resulting from operations	2,532	46,904	1	466	7,212

Contract transactions
Contract purchase payments	4,797	16,205	81	3,525	21,792
Net transfers(1)	9,181	121,535	—	(13,023)	(37,578)
Transfers for policy loans	—	1,465	—	—	(2,384)
Policy charges	(1,448)	(4,943)	(14)	(138)	(7,135)
Contract terminations:
Surrender benefits	(11)	(19,724)	—	—	(8,448)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	12,519	114,538	67	(9,636)	(33,753)
Net assets at beginning of year	7,533	188,730	181	17,034	148,654
Net assets at end of year	$22,584	$350,172	$249	$7,864	$122,113

Accumulation unit activity
Units outstanding at beginning of year	4,909	89,536	106	12,591	159,298
Contract purchase payments	2,830	7,486	80	2,799	21,917
Net transfers(1)	5,357	53,878	—	(9,668)	(40,269)
Transfers for policy loans	—	371	—	—	(2,173)
Policy charges	(877)	(2,280)	(15)	(102)	(7,283)
Contract terminations:
Surrender benefits	(7)	(6,556)	—	—	(8,928)
Death benefits	—	—	—	—	—
Units outstanding at end of year	12,212	142,435	171	5,620	122,562

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$26,675	$(5,364)	$34,798	$18,715	$(17,083)
Net realized gain (loss) on sales of investments	(11,232)	72,196	113,628	10,707	21,468
Distributions from capital gains	—	326,863	233,304	115,449	372,313
Net change in unrealized appreciation or depreciation of investments	59,980	(137,681)	137,496	118,641	240,277
Net increase (decrease) in net assets resulting from operations	75,423	256,014	519,226	263,512	616,975

Contract transactions
Contract purchase payments	39,245	212,757	179,355	79,150	224,457
Net transfers(1)	(318)	(454,247)	(251,278)	(136,529)	(459,183)
Transfers for policy loans	(11,879)	(29,100)	(45,389)	13,350	(55,606)
Policy charges	(29,126)	(112,597)	(164,168)	(53,503)	(232,290)
Contract terminations:
Surrender benefits	(15,947)	(180,053)	(217,021)	(90,391)	(312,587)
Death benefits	—	—	(7,973)	—	(8,724)
Increase (decrease) from contract transactions	(18,025)	(563,240)	(506,474)	(187,923)	(843,933)
Net assets at beginning of year	1,032,334	4,109,689	3,899,690	1,896,881	6,143,099
Net assets at end of year	$1,089,732	$3,802,463	$3,912,442	$1,972,470	$5,916,141

Accumulation unit activity
Units outstanding at beginning of year	781,360	2,431,120	1,849,765	1,427,288	2,036,844
Contract purchase payments	29,661	129,138	83,470	57,423	73,924
Net transfers(1)	(9,663)	(257,554)	(129,042)	(56,838)	(142,325)
Transfers for policy loans	(9,933)	(12,745)	(20,240)	11,039	(19,580)
Policy charges	(21,089)	(67,480)	(79,284)	(40,191)	(74,654)
Contract terminations:
Surrender benefits	(10,551)	(102,014)	(98,216)	(76,824)	(106,010)
Death benefits	—	—	(3,037)	—	(3,332)
Units outstanding at end of year	759,785	2,120,465	1,603,416	1,321,897	1,764,867

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	85

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$(11,365)	$8,138	$6,581	$128	$14,657
Net realized gain (loss) on sales of investments	(44,972)	9,037	4,159	(196)	(7,358)
Distributions from capital gains	273,878	2,142	1,741	—	—
Net change in unrealized appreciation or depreciation of investments	252,659	(92,787)	(71,938)	395	(9,890)
Net increase (decrease) in net assets resulting from operations	470,200	(73,470)	(59,457)	327	(2,591)

Contract transactions
Contract purchase payments	260,659	71,892	71,625	790	143,640
Net transfers(1)	(228,834)	7,482	(25,594)	143	(45,670)
Transfers for policy loans	3,108	(17,324)	7,456	(7,157)	10,081
Policy charges	(120,749)	(47,074)	(20,142)	(205)	(95,123)
Contract terminations:
Surrender benefits	(216,512)	(53,233)	(32,856)	—	(163,148)
Death benefits	—	(2,487)	—	—	(662)
Increase (decrease) from contract transactions	(302,328)	(40,744)	489	(6,429)	(150,882)
Net assets at beginning of year	4,395,230	1,329,061	1,036,233	9,940	2,561,936
Net assets at end of year	$4,563,102	$1,214,847	$977,265	$3,838	$2,408,463

Accumulation unit activity
Units outstanding at beginning of year	2,775,438	829,264	754,383	9,609	1,194,623
Contract purchase payments	161,208	46,694	57,879	725	65,364
Net transfers(1)	145,327	9,844	60,089	136	(22,731)
Transfers for policy loans	8,589	(10,255)	6,797	(6,896)	8,556
Policy charges	(80,996)	(31,932)	(17,207)	(187)	(42,424)
Contract terminations:
Surrender benefits	(168,801)	(35,480)	(29,225)	—	(70,562)
Death benefits	—	(1,771)	—	—	(277)
Units outstanding at end of year	2,840,765	806,364	832,716	3,387	1,132,549

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$4,385	$21,307	$4,058	$38,888	$29
Net realized gain (loss) on sales of investments	(686)	13,934	(6,784)	(55,909)	(1,232)
Distributions from capital gains	—	135,871	333,289	3,116	—
Net change in unrealized appreciation or depreciation of investments	10,026	66,681	256,600	702,693	1,143
Net increase (decrease) in net assets resulting from operations	13,725	237,793	587,163	688,788	(60)

Contract transactions
Contract purchase payments	7,979	114,048	113,735	279,387	2,142
Net transfers(1)	44,761	(223,183)	(155,915)	(336,529)	23,531
Transfers for policy loans	794	(10,394)	(10,376)	(29,239)	(581)
Policy charges	(3,837)	(40,143)	(70,106)	(176,922)	(646)
Contract terminations:
Surrender benefits	—	(95,383)	(76,173)	(285,536)	—
Death benefits	—	—	—	(1,444)	—
Increase (decrease) from contract transactions	49,697	(255,055)	(198,835)	(550,283)	24,446
Net assets at beginning of year	85,638	1,729,115	2,134,099	5,805,178	31,761
Net assets at end of year	$149,060	$1,711,853	$2,522,427	$5,943,683	$56,147

Accumulation unit activity
Units outstanding at beginning of year	96,617	899,109	850,482	2,084,911	34,537
Contract purchase payments	8,403	56,603	39,962	98,280	2,379
Net transfers(1)	46,954	(111,630)	(35,369)	(58,671)	25,925
Transfers for policy loans	849	(4,700)	(3,386)	(10,706)	(633)
Policy charges	(4,128)	(20,503)	(24,727)	(64,347)	(719)
Contract terminations:
Surrender benefits	—	(44,253)	(27,156)	(94,014)	—
Death benefits	—	—	—	(554)	—
Units outstanding at end of year	148,695	774,626	799,806	1,954,899	61,489

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	87

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$1,927	$15,810	$(2,969)	$(4,744)	$(431)
Net realized gain (loss) on sales of investments	752	42,601	19,266	30,613	(3,554)
Distributions from capital gains	10,796	80,799	40,747	73,385	—
Net change in unrealized appreciation or depreciation of investments	67,075	86,723	(54,869)	(91,461)	14,363
Net increase (decrease) in net assets resulting from operations	80,550	225,933	2,175	7,793	10,378

Contract transactions
Contract purchase payments	16,647	105,054	18,289	49,684	11,606
Net transfers(1)	(15,023)	(46,441)	(34,303)	(54,269)	38,940
Transfers for policy loans	(11,590)	(56,058)	2,116	(6,620)	(7,410)
Policy charges	(13,342)	(80,972)	(18,792)	(18,534)	(1,088)
Contract terminations:
Surrender benefits	(12,001)	(72,919)	(37,968)	(24,437)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(35,309)	(151,336)	(70,658)	(54,176)	42,048
Net assets at beginning of year	377,932	2,300,491	530,908	864,862	97,879
Net assets at end of year	$423,173	$2,375,088	$462,425	$818,479	$150,305

Accumulation unit activity
Units outstanding at beginning of year	146,505	1,109,275	349,228	621,395	100,653
Contract purchase payments	6,103	50,740	12,367	37,060	11,423
Net transfers(1)	(6,134)	(31,355)	(23,667)	(33,297)	37,353
Transfers for policy loans	(4,001)	(32,742)	1,428	(6,216)	(7,328)
Policy charges	(4,902)	(39,586)	(12,750)	(13,841)	(1,021)
Contract terminations:
Surrender benefits	(4,491)	(22,951)	(27,194)	(18,390)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	133,080	1,033,381	299,412	586,711	141,080

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$1,257	$(11,000)	$7,215	$5,806	$(3,629)
Net realized gain (loss) on sales of investments	11,312	282,353	14,679	9,390	14,426
Distributions from capital gains	20,142	680,971	—	—	66,834
Net change in unrealized appreciation or depreciation of investments	5,700	(53,095)	103,203	(32,088)	(69,730)
Net increase (decrease) in net assets resulting from operations	38,411	899,229	125,097	(16,892)	7,901

Contract transactions
Contract purchase payments	9,735	505,012	43,524	58,216	27,391
Net transfers(1)	(52,032)	(407,640)	420,737	53,798	178,669
Transfers for policy loans	(2,134)	2,407	81,671	(2,693)	12,621
Policy charges	(7,104)	(544,802)	(23,612)	(31,461)	(17,600)
Contract terminations:
Surrender benefits	(6,070)	(589,584)	(15,621)	(33,750)	(9,459)
Death benefits	—	(19,834)	—	—	—
Increase (decrease) from contract transactions	(57,605)	(1,054,441)	506,699	44,110	191,622
Net assets at beginning of year	294,394	10,319,391	649,145	1,159,547	441,989
Net assets at end of year	$275,200	$10,164,179	$1,280,941	$1,186,765	$641,512

Accumulation unit activity
Units outstanding at beginning of year	199,337	3,930,004	406,877	859,771	309,388
Contract purchase payments	6,733	185,015	25,680	42,864	19,773
Net transfers(1)	(41,528)	(162,842)	250,558	48,492	132,389
Transfers for policy loans	(776)	451	48,258	(2,827)	8,986
Policy charges	(4,550)	(197,974)	(13,968)	(23,822)	(12,621)
Contract terminations:
Surrender benefits	(2,847)	(217,756)	(9,410)	(28,349)	(6,430)
Death benefits	—	(7,025)	—	—	—
Units outstanding at end of year	156,369	3,529,873	707,995	896,129	451,485

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	89

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Operations
Investment income (loss) — net	$(2,852)	$1,816	$(2,915)	$7	$16
Net realized gain (loss) on sales of investments	594	(68,038)	25,411	(6)	(1)
Distributions from capital gains	16,923	—	42,417	—	33
Net change in unrealized appreciation or depreciation of investments	(22,336)	63,870	(7,502)	9	(14)
Net increase (decrease) in net assets resulting from operations	(7,671)	(2,352)	57,411	10	34

Contract transactions
Contract purchase payments	29,849	176,331	15,679	121	776
Net transfers(1)	(8,227)	(354,372)	(22,601)	1,059	426
Transfers for policy loans	4,007	4,470	(16,871)	—	—
Policy charges	(18,079)	(6,946)	(17,749)	(22)	(17)
Contract terminations:
Surrender benefits	(11,636)	(11,155)	(18,481)	(8)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(4,086)	(191,672)	(60,023)	1,150	1,185
Net assets at beginning of year	407,125	279,493	534,762	245	133
Net assets at end of year	$395,368	$85,469	$532,150	$1,405	$1,352

Accumulation unit activity
Units outstanding at beginning of year	177,388	304,667	225,856	158	38
Contract purchase payments	13,764	196,004	6,124	112	660
Net transfers(1)	(7,532)	(385,370)	(12,473)	987	362
Transfers for policy loans	1,615	4,812	(4,337)	—	—
Policy charges	(8,052)	(7,614)	(8,316)	(20)	(14)
Contract terminations:
Surrender benefits	(4,965)	(13,431)	(12,406)	(8)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	172,218	99,068	194,448	1,229	1,046

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(6,490)	$77,785	$(1,920)	$(384)	$(4,790)
Net realized gain (loss) on sales of investments	55,281	(252,718)	10,736	(378)	(16,243)
Distributions from capital gains	39,869	62,464	29,697	227	220,863
Net change in unrealized appreciation or depreciation of investments	47,117	(58,276)	(40,623)	2,149	(106,750)
Net increase (decrease) in net assets resulting from operations	135,777	(170,745)	(2,110)	1,614	93,080

Contract transactions
Contract purchase payments	58,197	123,674	20,457	3,864	70,790
Net transfers(1)	(105,223)	(158,682)	(52,468)	20,520	75,524
Transfers for policy loans	(16,053)	8,738	2,987	(509)	(7,562)
Policy charges	(41,380)	(71,971)	(20,606)	(3,414)	(62,943)
Contract terminations:
Surrender benefits	(44,914)	(131,962)	(19,534)	(5,172)	(60,074)
Death benefits	(6,485)	(877)	—	—	(423)
Increase (decrease) from contract transactions	(155,858)	(231,080)	(69,164)	15,289	15,312
Net assets at beginning of year	1,152,951	2,282,613	506,500	52,611	1,823,612
Net assets at end of year	$1,132,870	$1,880,788	$435,226	$69,514	$1,932,004

Accumulation unit activity
Units outstanding at beginning of year	767,932	1,624,674	297,585	53,439	1,862,917
Contract purchase payments	39,148	95,744	12,703	3,976	70,491
Net transfers(1)	(79,018)	(118,693)	(33,268)	20,693	73,140
Transfers for policy loans	(14,935)	7,520	1,711	(513)	(7,391)
Policy charges	(28,661)	(55,293)	(12,724)	(3,448)	(62,423)
Contract terminations:
Surrender benefits	(16,187)	(91,109)	(10,798)	(5,124)	(59,681)
Death benefits	(1,968)	(605)	—	—	(420)
Units outstanding at end of year	666,311	1,462,238	255,209	69,023	1,876,633

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	91

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(9,393)	$43,267	$2,653	$(1,584)	$43
Net realized gain (loss) on sales of investments	(19,761)	(17,790)	15,041	(7,942)	(61)
Distributions from capital gains	67,645	33,857	—	10,128	318
Net change in unrealized appreciation or depreciation of investments	71,159	85,314	(8,853)	(21,797)	521
Net increase (decrease) in net assets resulting from operations	109,650	144,648	8,841	(21,195)	821

Contract transactions
Contract purchase payments	75,295	116,517	22,607	18,323	1,379
Net transfers(1)	(55,221)	(5,900)	(38,803)	(15,032)	463
Transfers for policy loans	4,308	(37,964)	(17,713)	524	—
Policy charges	(46,248)	(85,435)	(12,933)	(9,593)	(1,668)
Contract terminations:
Surrender benefits	(106,103)	(104,242)	(52,954)	(1,947)	(20)
Death benefits	(8,273)	—	—	—	—
Increase (decrease) from contract transactions	(136,242)	(117,024)	(99,796)	(7,725)	154
Net assets at beginning of year	1,461,599	1,394,509	476,270	226,821	8,298
Net assets at end of year	$1,435,007	$1,422,133	$385,315	$197,901	$9,273

Accumulation unit activity
Units outstanding at beginning of year	691,599	580,641	412,396	136,943	5,548
Contract purchase payments	36,124	45,414	19,396	12,960	912
Net transfers(1)	(32,034)	3,056	(43,061)	(10,748)	303
Transfers for policy loans	1,245	(14,933)	(13,723)	205	—
Policy charges	(20,985)	(29,992)	(11,136)	(6,167)	(1,095)
Contract terminations:
Surrender benefits	(50,677)	(35,118)	(45,846)	(908)	(13)
Death benefits	(2,652)	—	—	—	—
Units outstanding at end of year	622,620	549,068	318,026	132,285	5,655

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(30)	$633	$80,749	$(4,633)	$17,296
Net realized gain (loss) on sales of investments	80	(3,597)	(25,291)	(8,162)	(34,747)
Distributions from capital gains	46	67,900	—	37,380	—
Net change in unrealized appreciation or depreciation of investments	237	(68,462)	56,566	138,181	141,015
Net increase (decrease) in net assets resulting from operations	333	(3,526)	112,024	162,766	123,564

Contract transactions
Contract purchase payments	872	80,143	87,333	68,907	142,826
Net transfers(1)	7,058	68,650	(95,343)	110,539	(250,656)
Transfers for policy loans	—	(1,926)	(10,106)	(5,796)	7,479
Policy charges	(155)	(18,680)	(70,004)	(42,654)	(52,829)
Contract terminations:
Surrender benefits	—	(44,254)	(57,007)	(29,321)	(51,726)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,775	83,933	(145,127)	101,675	(204,906)
Net assets at beginning of year	591	994,203	2,127,056	903,495	1,098,682
Net assets at end of year	$8,699	$1,074,610	$2,093,953	$1,167,936	$1,017,340

Accumulation unit activity
Units outstanding at beginning of year	255	587,602	1,517,968	514,043	879,817
Contract purchase payments	944	54,189	59,848	39,362	108,765
Net transfers(1)	7,986	33,385	(67,353)	73,195	(191,877)
Transfers for policy loans	—	(225)	(6,681)	(2,251)	5,825
Policy charges	(167)	(12,523)	(48,444)	(24,864)	(39,207)
Contract terminations:
Surrender benefits	—	(23,271)	(38,741)	(15,622)	(37,988)
Death benefits	—	—	—	—	—
Units outstanding at end of year	9,018	639,157	1,416,597	583,863	725,335

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	93

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$51	$1,936	$(6,510)	$27,642	$6,755
Net realized gain (loss) on sales of investments	—	(559)	(2,492)	(5,019)	(5,791)
Distributions from capital gains	—	—	113,781	—	—
Net change in unrealized appreciation or depreciation of investments	38	(349)	(231,038)	46,134	(9,655)
Net increase (decrease) in net assets resulting from operations	89	1,028	(126,259)	68,757	(8,691)

Contract transactions
Contract purchase payments	603	2,026	51,481	19,236	7,717
Net transfers(1)	—	113,858	(59,297)	(1,139)	14,185
Transfers for policy loans	—	(32)	7,291	(7,313)	(5,465)
Policy charges	(17)	(4,314)	(28,149)	(19,441)	(6,018)
Contract terminations:
Surrender benefits	—	(3,941)	(53,217)	(7,163)	(22,478)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	586	107,597	(81,891)	(15,820)	(12,059)
Net assets at beginning of year	1,538	23,686	1,076,562	472,592	259,972
Net assets at end of year	$2,213	$132,311	$868,412	$525,529	$239,222

Accumulation unit activity
Units outstanding at beginning of year	1,514	15,390	373,289	224,625	157,618
Contract purchase payments	627	1,931	19,674	8,532	4,710
Net transfers(1)	—	110,702	(29,372)	(483)	7,847
Transfers for policy loans	—	(32)	2,547	(3,266)	(3,068)
Policy charges	(16)	(4,129)	(10,393)	(8,528)	(3,682)
Contract terminations:
Surrender benefits	—	(3,857)	(19,404)	(3,025)	(15,829)
Death benefits	—	—	—	—	—
Units outstanding at end of year	2,125	120,005	336,341	217,855	147,596

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Operations
Investment income (loss) — net	$6,700	$1,705	$205	$(770)	$2,671
Net realized gain (loss) on sales of investments	268,164	53,589	(32,534)	(2,831)	(39,998)
Distributions from capital gains	752,776	44,896	—	100	—
Net change in unrealized appreciation or depreciation of investments	(459,178)	(101,728)	380,073	6,775	270,680
Net increase (decrease) in net assets resulting from operations	568,462	(1,538)	347,744	3,274	233,353

Contract transactions
Contract purchase payments	356,097	12,984	108,387	3,622	131,985
Net transfers(1)	18,332	(349,538)	(67,469)	52,228	(264,215)
Transfers for policy loans	(7,008)	(2,023)	(10,982)	(73)	(2,451)
Policy charges	(403,574)	(8,623)	(99,241)	(1,571)	(87,342)
Contract terminations:
Surrender benefits	(576,533)	(22,879)	(88,669)	(2,997)	(141,244)
Death benefits	(1,074)	(1,277)	—	—	(1,010)
Increase (decrease) from contract transactions	(613,760)	(371,356)	(157,974)	51,209	(364,277)
Net assets at beginning of year	8,249,118	514,236	1,992,748	60,635	2,370,591
Net assets at end of year	$8,203,820	$141,342	$2,182,518	$115,118	$2,239,667

Accumulation unit activity
Units outstanding at beginning of year	3,360,620	273,792	838,821	64,206	1,127,802
Contract purchase payments	145,031	7,339	45,746	3,927	62,185
Net transfers(1)	(1,969)	(190,770)	(27,723)	57,202	(121,157)
Transfers for policy loans	(2,676)	(1,039)	(4,337)	(79)	(1,074)
Policy charges	(164,062)	(4,841)	(39,829)	(1,703)	(40,742)
Contract terminations:
Surrender benefits	(226,345)	(12,476)	(39,678)	(3,257)	(67,268)
Death benefits	(462)	(688)	—	—	(507)
Units outstanding at end of year	3,110,137	71,317	773,000	120,296	959,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	95

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$(318)	$(68,094)	$(128,301)	$1,201	$(4,621)
Net realized gain (loss) on sales of investments	4,867	260,666	461,374	(9,872)	11,906
Distributions from capital gains	—	—	—	49,417	—
Net change in unrealized appreciation or depreciation of investments	1,030	393,237	586,033	(40,908)	8,508
Net increase (decrease) in net assets resulting from operations	5,579	585,809	919,106	(162)	15,793

Contract transactions
Contract purchase payments	3,996	1,325,357	1,029,252	21,298	59,239
Net transfers(1)	49,304	225,000	(434,448)	(8,201)	110,429
Transfers for policy loans	4,562	(201,881)	(136,969)	(6,022)	(27,859)
Policy charges	(1,653)	(307,167)	(453,296)	(4,896)	(48,349)
Contract terminations:
Surrender benefits	—	(230,203)	(493,191)	(14)	(91,022)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	56,209	811,106	(488,652)	2,165	2,438
Net assets at beginning of year	12,243	10,764,613	17,702,251	78,988	540,177
Net assets at end of year	$74,031	$12,161,528	$18,132,705	$80,991	$558,408

Accumulation unit activity
Units outstanding at beginning of year	20,672	7,413,105	12,136,136	66,757	452,375
Contract purchase payments	4,082	959,957	705,551	17,764	48,299
Net transfers(1)	57,915	288,744	(244,764)	(6,456)	88,465
Transfers for policy loans	6,152	(132,662)	(90,486)	(4,978)	(22,001)
Policy charges	(1,670)	(216,697)	(314,592)	(4,090)	(39,618)
Contract terminations:
Surrender benefits	—	(154,392)	(333,496)	(12)	(71,800)
Death benefits	—	—	—	—	—
Units outstanding at end of year	87,151	8,158,055	11,858,349	68,985	455,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(6,598)	$(246)	$(434)	$(10,424)	$(2,400)
Net realized gain (loss) on sales of investments	23,797	1,433	(852)	(3,557)	(2,608)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,592	474	3,395	43,811	21,705
Net increase (decrease) in net assets resulting from operations	27,791	1,661	2,109	29,830	16,697

Contract transactions
Contract purchase payments	71,830	234	3,329	44,691	55,203
Net transfers(1)	153,081	33,806	47,345	(41,582)	37,944
Transfers for policy loans	(5,581)	8	—	(300)	68
Policy charges	(60,888)	(245)	(823)	(13,034)	(28,297)
Contract terminations:
Surrender benefits	(53,252)	(28,309)	(19,646)	(45,484)	(43,232)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	105,190	5,494	30,205	(55,709)	21,686
Net assets at beginning of year	829,423	29,532	30,135	1,317,619	584,022
Net assets at end of year	$962,404	$36,687	$62,449	$1,291,740	$622,405

Accumulation unit activity
Units outstanding at beginning of year	692,918	29,783	30,623	1,364,229	594,984
Contract purchase payments	58,802	232	3,332	45,861	55,225
Net transfers(1)	126,469	34,042	49,155	(45,549)	37,241
Transfers for policy loans	(4,662)	8	—	(307)	68
Policy charges	(49,919)	(242)	(825)	(13,436)	(28,575)
Contract terminations:
Surrender benefits	(42,778)	(27,798)	(20,147)	(46,967)	(44,013)
Death benefits	—	—	—	—	—
Units outstanding at end of year	780,830	36,025	62,138	1,303,831	614,930

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	97

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(160,893)	$(279,807)	$(183,877)	$(397,921)	$(19,551)
Net realized gain (loss) on sales of investments	416,639	964,744	555,115	1,575,638	66,814
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	611,558	753,189	865,520	1,251,491	41,542
Net increase (decrease) in net assets resulting from operations	867,304	1,438,126	1,236,758	2,429,208	88,805

Contract transactions
Contract purchase payments	1,929,238	2,167,238	3,146,929	3,425,744	210,264
Net transfers(1)	(792,111)	242,000	(110,529)	(2,428,834)	(13,167)
Transfers for policy loans	(240,346)	(466,353)	(566,771)	(335,348)	72,877
Policy charges	(790,634)	(1,677,139)	(798,844)	(1,511,237)	(161,767)
Contract terminations:
Surrender benefits	(735,571)	(1,343,656)	(1,242,174)	(2,613,735)	(141,299)
Death benefits	—	(35,053)	—	—	—
Increase (decrease) from contract transactions	(629,424)	(1,112,963)	428,611	(3,463,410)	(33,092)
Net assets at beginning of year	23,056,772	37,962,055	26,389,815	55,726,688	2,568,400
Net assets at end of year	$23,294,652	$38,287,218	$28,055,184	$54,692,486	$2,624,113

Accumulation unit activity
Units outstanding at beginning of year	17,282,852	28,089,428	19,072,765	39,365,045	2,009,962
Contract purchase payments	1,435,420	1,589,408	2,327,267	2,386,010	164,997
Net transfers(1)	(615,395)	349,623	2,055	(1,670,560)	5,256
Transfers for policy loans	(176,201)	(341,715)	(484,803)	(235,967)	55,905
Policy charges	(583,398)	(1,225,314)	(576,769)	(1,051,774)	(125,106)
Contract terminations:
Surrender benefits	(531,521)	(964,921)	(847,860)	(1,775,486)	(118,367)
Death benefits	—	(25,688)	—	—	—
Units outstanding at end of year	16,811,757	27,470,821	19,492,655	37,017,268	1,992,647

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(39,298)	$76	$—	$—	$(4,071)
Net realized gain (loss) on sales of investments	160,375	3	(6)	—	24,639
Distributions from capital gains	—	7	—	—	—
Net change in unrealized appreciation or depreciation of investments	45,400	(10)	98	38	125,292
Net increase (decrease) in net assets resulting from operations	166,477	76	92	38	145,860

Contract transactions
Contract purchase payments	416,449	1,093	250	58	31,446
Net transfers(1)	(168,144)	—	—	—	(19,940)
Transfers for policy loans	80,239	—	—	—	731
Policy charges	(387,123)	(456)	(183)	—	(17,292)
Contract terminations:
Surrender benefits	(50,621)	—	—	—	(18,380)
Death benefits	(33,367)	—	—	—	—
Increase (decrease) from contract transactions	(142,567)	637	67	58	(23,435)
Net assets at beginning of year	5,025,947	3,830	1,214	107	608,687
Net assets at end of year	$5,049,857	$4,543	$1,373	$203	$731,112

Accumulation unit activity
Units outstanding at beginning of year	3,962,099	3,632	931	73	260,710
Contract purchase payments	323,963	1,022	202	43	13,498
Net transfers(1)	(119,083)	—	—	—	(3,270)
Transfers for policy loans	61,935	—	—	—	167
Policy charges	(299,326)	(428)	(142)	—	(7,552)
Contract terminations:
Surrender benefits	(39,084)	—	—	—	(7,567)
Death benefits	(25,073)	—	—	—	—
Units outstanding at end of year	3,865,431	4,226	991	116	255,986

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	99

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Operations
Investment income (loss) — net	$20,853	$(34,144)	$830	$21,701	$13,062
Net realized gain (loss) on sales of investments	(163,006)	(172,133)	16,558	(13,312)	15,187
Distributions from capital gains	381,715	1,492,056	12,246	77,498	94,807
Net change in unrealized appreciation or depreciation of investments	(331,758)	(620,147)	837	(56,347)	(18,353)
Net increase (decrease) in net assets resulting from operations	(92,196)	665,632	30,471	29,540	104,703

Contract transactions
Contract purchase payments	281,111	275,137	24,599	61,935	65,993
Net transfers(1)	(241,732)	(392,395)	(28,908)	(7,522)	3,969
Transfers for policy loans	(42,147)	(31,845)	(22,987)	(9,078)	(16,839)
Policy charges	(151,572)	(192,876)	(14,279)	(28,807)	(28,323)
Contract terminations:
Surrender benefits	(344,992)	(222,992)	(4,911)	(57,753)	(21,781)
Death benefits	(18,087)	(13,002)	—	—	—
Increase (decrease) from contract transactions	(517,419)	(577,973)	(46,486)	(41,225)	3,019
Net assets at beginning of year	4,955,324	5,662,877	472,935	1,073,029	900,732
Net assets at end of year	$4,345,709	$5,750,536	$456,920	$1,061,344	$1,008,454

Accumulation unit activity
Units outstanding at beginning of year	2,189,480	2,099,928	293,182	652,821	353,173
Contract purchase payments	121,531	100,590	15,482	39,853	28,299
Net transfers(1)	(71,746)	(92,531)	(26,446)	5,755	17,991
Transfers for policy loans	(12,560)	(9,698)	(12,155)	(5,604)	(7,481)
Policy charges	(66,933)	(73,393)	(9,846)	(18,187)	(11,451)
Contract terminations:
Surrender benefits	(149,978)	(88,894)	(3,372)	(36,778)	(7,568)
Death benefits	(7,422)	(4,501)	—	—	—
Units outstanding at end of year	2,002,372	1,931,501	256,845	637,860	372,963

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(4,377)	$38
Net realized gain (loss) on sales of investments	(19,300)	11
Distributions from capital gains	71,738	—
Net change in unrealized appreciation or depreciation of investments	3,396	16
Net increase (decrease) in net assets resulting from operations	51,457	65

Contract transactions
Contract purchase payments	39,756	746
Net transfers(1)	14,502	(57)
Transfers for policy loans	(5,836)	—
Policy charges	(21,788)	(116)
Contract terminations:
Surrender benefits	(69,479)	—
Death benefits	—	—
Increase (decrease) from contract transactions	(42,845)	573
Net assets at beginning of year	775,374	70
Net assets at end of year	$783,986	$708

Accumulation unit activity
Units outstanding at beginning of year	363,479	—
Contract purchase payments	18,012	728
Net transfers(1)	15,556	(43)
Transfers for policy loans	(3,427)	—
Policy charges	(9,645)	(112)
Contract terminations:
Surrender benefits	(28,652)	—
Death benefits	—	—
Units outstanding at end of year	355,323	573

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	101

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life of NY. The following is a list of each variable life insurance product funded through the Account.

RiverSource Succession Select® Variable Life Insurance

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance

RiverSource® Variable Universal Life Insurance III*

RiverSource® Variable Universal Life IV

RiverSource® Variable Universal Life IV – Estate Series

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of Dec. 31, 2017, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Div Abs Return, Cl 2	Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Bond, Cl 2	Columbia Variable Portfolio – Global Bond Fund (Class 2)
Col VP Global Bond, Cl 3	Columbia Variable Portfolio – Global Bond Fund (Class 3)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)

102	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Mid Cap Val, Cl 2	Columbia Variable Portfolio – Mid Cap Value Fund (Class 2)
Col VP Mid Cap Val, Cl 3	Columbia Variable Portfolio – Mid Cap Value Fund (Class 3)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)(1) (previously Columbia Variable Portfolio – Select International Equity Fund (Class 2))
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio – Select International Equity Fund (Class 3))
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Eq, Cl 2	Columbia Variable Portfolio – U.S. Equities Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP AC Div Bond, Cl 2	CTIVPSM – American Century Diversified Bond Fund (Class 2) (previously Variable Portfolio – American Century Diversified Bond Fund (Class 2))
CTIVP AQR Man Fut Strategy, Cl 2	CTIVPSM – AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio – AQR Managed Futures Strategy Fund (Class 2))
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVPSM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (previously Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 2))
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVPSM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3))
CTIVP CenterSquare Real Est, Cl 2	CTIVPSM – CenterSquare Real Estate Fund (Class 2) (previously Variable Portfolio – CenterSquare Real Estate Fund (Class 2))
CTIVP DFA Intl Val, Cl 2	CTIVPSM – DFA International Value Fund (Class 2) (previously Variable Portfolio – DFA International Value Fund (Class 2))
CTIVP EV Floating Rate Inc, Cl 2	CTIVPSM – Eaton Vance Floating-Rate Income Fund (Class 2)(2) (previously Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2))
CTIVP Lazard Intl Eq Adv, Cl 2	CTIVPSM – Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio – Lazard International Equity Advantage Fund (Class 2))
CTIVP Loomis Sayles Gro, Cl 2	CTIVPSM – Loomis Sayles Growth Fund (Class 2) (previously Variable Portfolio – Loomis Sayles Growth Fund (Class 2))
CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVPSM – Los Angeles Capital Large Cap Growth Fund (Class 2) (previously Variable Portfolio – Los Angeles Capital Large Cap Growth Fund (Class 2))
CTIVP MFS Blend Res Core Eq, Cl 2	CTIVPSM – MFS® Blended Research® Core Equity Fund (Class 2) (previously Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 2))
CTIVP MFS Blend Res Core Eq, Cl 3	CTIVPSM – MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 3))
CTIVP MFS Val, Cl 2	CTIVPSM – MFS® Value Fund (Class 2) (previously Variable Portfolio – MFS® Value Fund (Class 2))
CTIVP MS Adv, Cl 2	CTIVPSM – Morgan Stanley Advantage Fund (Class 2) (previously Variable Portfolio – Morgan Stanley Advantage Fund (Class 2))
CTIVP Oppen Intl Gro, Cl 2	CTIVPSM – Oppenheimer International Growth Fund (Class 2) (previously Variable Portfolio – Oppenheimer International Growth Fund (Class 2))
CTIVP Pyramis Intl Eq, Cl 2	CTIVPSM – Pyramis® International Equity Fund (Class 2)(4) (previously Variable Portfolio – Pyramis® International Equity Fund (Class 2))
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVPSM – T. Rowe Price Large Cap Value Fund (Class 2) (previously Variable Portfolio – T. Rowe Price Large Cap Value Fund (Class 2))

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	103

Division	Fund
CTIVP TCW Core Plus Bond, Cl 2	CTIVPSM – TCW Core Plus Bond Fund (Class 2) (previously Variable Portfolio – TCW Core Plus Bond Fund (Class 2))
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVPSM – Victory Sycamore Established Value Fund (Class 2) (previously Variable Portfolio – Victory Sycamore Established Value Fund (Class 2))
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVPSM – Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio – Victory Sycamore Established Value Fund (Class 3))
CTIVP WF Short Duration Govt, Cl 2	CTIVPSM – Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2))
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVPSM – Westfield Mid Cap Growth Fund (Class 2) (previously Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2))
Deutsche Alt Asset Alloc VIP, Cl B	Deutsche Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy	Ivy VIP Asset Strategy
Janus Henderson Enterprise, Serv	Janus Henderson Enterprise Portfolio: Service Shares (previously Janus Aspen Series Enterprise Portfolio: Service Shares)
Janus Henderson Flex Bond, Serv	Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)
Janus Henderson Gbl Alloc Mod, Srv	Janus Henderson Global Allocation Portfolio – Moderate: Service Shares(3) (previously Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares)
Janus Henderson Global Tech, Serv	Janus Henderson Global Technology Portfolio: Service Shares (previously Janus Aspen Series Global Technology Portfolio: Service Shares)
Janus Henderson Overseas, Serv	Janus Henderson Overseas Portfolio: Service Shares (previously Janus Aspen Series Overseas Portfolio: Service Shares)
Janus Henderson Res, Serv	Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF Mid Cap Gro, Cl II	Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (previously Neuberger Berman AMT Socially Responsive Portfolio (Class S))
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares

104	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares (previously Putnam VT Multi-Cap Growth Fund – Class IA Shares)
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares (previously Putnam VT Multi-Cap Growth Fund – Class IB Shares)
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave Val	Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Col Wanger Intl Eq, Cl 2	Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2))
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2))
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2))
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2))
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)

Columbia Variable Portfolio – International Opportunities Fund (Class 2) merged into Columbia Variable Portfolio – Overseas Core Fund (Class 2) (previously Columbia Variable Portfolio – Select International Equity Fund (Class 2)) on April 29, 2016.

(2)	CTIVPSM – Eaton Vance Floating-Rate Income Fund (Class 2) (previously Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2)) liquidated on April 27, 2018.
(3)

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares (previously Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares) merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

(4)	Effective May 21, 2018, CTIVPSM – Pyramis® International Equity Fund (Class 2) was renamed to CTIVPSM – AQR International Core Equity Fund (Class 2).

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the variable life insurance policies.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	105

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended Dec. 31, 2017.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

106	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

Additional information can be found in the applicable product’s prospectus.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement(1)	Columbia Management Investment Services Corp.
Transfer and Dividend Disbursing Agent Agreement(2)	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

(!)	Effective July 1, 2017.
(2)	Eliminated effective July 1, 2017.

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2017 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$7
AB VPS Gro & Inc, Cl B	753,786
AB VPS Intl Val, Cl B	1,001,512
AB VPS Lg Cap Gro, Cl B	430,464
ALPS Alerian Engy Infr, Class III	186,611
AC VP Intl, Cl I	36,568
AC VP Intl, Cl II	242,522
AC VP Val, Cl I	260,146
AC VP Val, Cl II	813,272
BlackRock Global Alloc, Cl III	300,401
Calvert VP SRI Bal, Cl I	168,973
Col VP Bal, Cl 3	643,506
Col VP Commodity Strategy, Cl 2	2,346
Col VP Contrarian Core, Cl 2	23,035
Col VP Disciplined Core, Cl 2	37,739
Col VP Disciplined Core, Cl 3	598,418
Col VP Div Abs Return, Cl 2	1,916
Col VP Divd Opp, Cl 2	23,210
Col VP Divd Opp, Cl 3	1,945,786
Col VP Emerg Mkts Bond, Cl 2	1,396
Col VP Emer Mkts, Cl 2	78,724
Col VP Emer Mkts, Cl 3	547,480
Col VP Global Bond, Cl 2	40,520
Col VP Global Bond, Cl 3	286,796
Col VP Govt Money Mkt, Cl 2	23,558
Col VP Govt Money Mkt, Cl 3	1,235,840
Col VP Hi Yield Bond, Cl 2	82,958

Division	Purchases
Col VP Hi Yield Bond, Cl 3	$693,281
Col VP Inc Opp, Cl 2	10,917
Col VP Inc Opp, Cl 3	316,379
Col VP Inter Bond, Cl 2	16,823
Col VP Inter Bond, Cl 3	912,759
Col VP Lg Cap Gro, Cl 2	7,473
Col VP Lg Cap Gro, Cl 3	439,493
Col VP Lg Cap Index, Cl 3	2,525,977
Col VP Limited Duration Cr, Cl 2	249,358
Col VP Long Govt/Cr Bond, Cl 2	3
Col VP Mid Cap Gro, Cl 2	16,504
Col VP Mid Cap Gro, Cl 3	84,115
Col VP Mid Cap Val, Cl 2	17,491
Col VP Mid Cap Val, Cl 3	325,012
Col VP Overseas Core, Cl 2	25,066
Col VP Overseas Core, Cl 3	305,959
Col VP Select Lg Cap Val, Cl 2	11,043
Col VP Select Lg Cap Val, Cl 3	190,279
Col VP Select Sm Cap Val, Cl 2	19,508
Col VP Select Sm Cap Val, Cl 3	228,607
Col VP Strategic Inc, Cl 2	4,828
Col VP US Eq, Cl 2	4,649
Col VP US Govt Mtge, Cl 2	7,264
Col VP US Govt Mtge, Cl 3	185,892
CS Commodity Return	165,331
CTIVP AC Div Bond, Cl 2	428
CTIVP AQR Man Fut Strategy, Cl 2	6,700

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	107

Division	Purchases
CTIVP BR Gl Infl Prot Sec, Cl 2	$7,326
CTIVP BR Gl Infl Prot Sec, Cl 3	235,369
CTIVP CenterSquare Real Est, Cl 2	55,632
CTIVP DFA Intl Val, Cl 2	17,758
CTIVP EV Floating Rate Inc, Cl 2	29,209
CTIVP Lazard Intl Eq Adv, Cl 2	32,660
CTIVP Loomis Sayles Gro, Cl 2	3,352
CTIVP LA Capital Lg Cap Gro, Cl 2	4,826
CTIVP MFS Blend Res Core Eq, Cl 2	547
CTIVP MFS Blend Res Core Eq, Cl 3	111,512
CTIVP MFS Val, Cl 2	40,438
CTIVP MS Adv, Cl 2	1,022
CTIVP Oppen Intl Gro, Cl 2	38,201
CTIVP Pyramis Intl Eq, Cl 2	5,949
CTIVP T Rowe Price LgCap Val, Cl 2	771
CTIVP TCW Core Plus Bond, Cl 2	5,785
CTIVP Vty Sycamore Estb Val, Cl 2	75,683
CTIVP Vty Sycamore Estb Val, Cl 3	181,890
CTIVP WF Short Duration Govt, Cl 2	175
CTIVP Westfield Mid Cap Gro, Cl 2	3,394
Deutsche Alt Asset Alloc VIP, Cl B	55,274
EV VT Floating-Rate Inc, Init Cl	303,287
Fid VIP Contrafund, Serv Cl 2	1,085,567
Fid VIP Gro & Inc, Serv Cl	233,903
Fid VIP Gro & Inc, Serv Cl 2	539,851
Fid VIP Mid Cap, Serv Cl	519,518
Fid VIP Mid Cap, Serv Cl 2	1,532,707
Fid VIP Overseas, Serv Cl	72,466
Fid VIP Overseas, Serv Cl 2	344,240
Fid VIP Strategic Inc, Serv Cl 2	9,435
Frank Global Real Est, Cl 2	386,408
Frank Inc, Cl 2	18,674
Frank Mutual Shares, Cl 2	918,242
Frank Sm Cap Val, Cl 2	572,565
GS VIT Mid Cap Val, Inst	1,234,517
GS VIT Multi-Strategy Alt, Advisor	23,825
GS VIT Sm Cap Eq Insights, Inst	93,806
GS VIT U.S. Eq Insights, Inst	670,931
Invesco VI Am Fran, Ser I	64,654
Invesco VI Am Fran, Ser II	292,127
Invesco VI Bal Risk Alloc, Ser II	81,273
Invesco VI Comstock, Ser II	81,413
Invesco VI Core Eq, Ser I	789,504
Invesco VI Div Divd, Ser I	359,857
Invesco VI Intl Gro, Ser II	238,700
Invesco VI Mid Cap Gro, Ser I	134,846
Invesco VI Tech, Ser I	111,946
Ivy VIP Asset Strategy	31,323
Janus Henderson Enterprise, Serv	50,637
Janus Henderson Flex Bond, Serv	300
Janus Henderson Gbl Alloc Mod, Srv	1,150
Janus Henderson Global Tech, Serv	203,881

Division	Purchases
Janus Henderson Overseas, Serv	$363,785
Janus Henderson Res, Serv	59,221
Lazard Ret Global Dyn MA, Serv	70,377
MFS Mass Inv Gro Stock, Serv Cl	240,389
MFS New Dis, Serv Cl	246,967
MFS Utilities, Serv Cl	354,558
MS VIF Global Real Est, Cl II	79,400
MS VIF Mid Cap Gro, Cl II	122,213
NB AMT Sus Eq, Cl S	1,215
NB AMT US Eq Index PW Strat, Cl S	4,840
Oppen Global VA, Serv	418,602
Oppen Global Strategic Inc VA, Srv	721,351
Oppen Main St Sm Cap VA, Serv	477,137
PIMCO VIT All Asset, Advisor Cl	436,756
PIMCO VIT Glb MA Man Alloc, Adv Cl	659
PIMCO VIT Tot Return, Advisor Cl	51,226
Put VT Global Hlth Care, Cl IB	388,085
Put VT Hi Yield, Cl IB	46,250
Put VT Intl Eq, Cl IB	97,161
Put VT Sus Leaders, Cl IA	850,244
Put VT Sus Leaders, Cl IB	58,982
Royce Micro-Cap, Invest Cl	329,527
Temp Global Bond, Cl 2	60,056
Third Ave Val	96,601
VanEck VIP Global Gold, Cl S	119,350
VP Aggr, Cl 2	3,103,289
VP Aggr, Cl 4	4,635,936
VP Col Wanger Intl Eq, Cl 2	74,816
VP Conserv, Cl 2	70,483
VP Conserv, Cl 4	154,060
VP Man Vol Conserv, Cl 2	21,779
VP Man Vol Conserv Gro, Cl 2	64,670
VP Man Vol Gro, Cl 2	74,502
VP Man Vol Mod Gro, Cl 2	348,727
VP Mod, Cl 2	3,353,806
VP Mod, Cl 4	4,695,405
VP Mod Aggr, Cl 2	4,619,254
VP Mod Aggr, Cl 4	12,249,318
VP Mod Conserv, Cl 2	407,083
VP Mod Conserv, Cl 4	1,724,173
VP Ptnrs Core Bond, Cl 2	1,113
VP Ptnrs Sm Cap Gro, Cl 2	9,089
VP Ptnrs Sm Cap Val, Cl 2	3,503
VP Ptnrs Sm Cap Val, Cl 3	139,153
Wanger Intl	1,302,971
Wanger USA	1,767,630
WF VT Index Asset Alloc, Cl 2	200,096
WF VT Intl Eq, Cl 2	181,618
WF VT Opp, Cl 2	459,794
WF VT Sm Cap Gro, Cl 2	180,049
WA Var Global Hi Yd Bond, Cl II	893

108	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2017:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$1.26	$—	$—	$2.29	$1.05
0.20%	1.17	—	—	—	0.84
0.30%	1.16	1.56	1.31	1.93	0.84
0.45%	1.16	3.33	2.09	4.01	0.84
0.90%	1.14	2.77	1.88	2.31	0.82

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$1.86	$1.37
0.20%	—	—	—	—	1.15
0.30%	—	1.28	—	1.48	1.15
0.45%	2.48	1.27	3.09	1.47	1.14
0.90%	1.50	2.43	3.42	2.87	1.12

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$1.65	$0.68	$1.67	$2.02
0.20%	—	—	—	—	—
0.30%	1.35	1.43	—	—	—
0.45%	2.45	2.76	—	—	—
0.90%	1.70	1.88	—	—	—

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$0.98	$1.74	$—	$1.25
0.20%	—	—	—	—	—
0.30%	1.69	—	—	1.45	—
0.45%	3.89	—	—	3.01	—
0.90%	1.71	—	—	2.98	—

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$1.44	$—	$0.91	$—	$1.00
0.20%	—	—	—	—	—
0.30%	—	1.43	—	0.96	—
0.45%	—	2.88	—	1.19	—
0.90%	—	3.97	—	1.72	—

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	109

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$1.32	$—	$1.30	$—
0.20%	1.00	—	—	—	—
0.30%	0.99	—	1.24	—	1.23
0.45%	0.96	—	2.55	—	2.28
0.90%	1.05	—	2.73	—	1.98

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$1.11	$—	$2.05	$—	$2.00
0.20%	—	—	—	—	—
0.30%	—	1.13	—	1.75	1.66
0.45%	—	1.52	—	3.98	3.62
0.90%	—	1.79	—	1.39	2.17

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	$1.06	$1.19	$1.83	$—	$1.94
0.20%	0.99	—	—	—	—
0.30%	0.99	—	—	1.52	—
0.45%	0.98	—	—	3.71	—
0.90%	0.96	—	—	2.67	—

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	$—	$1.45	$—	$2.13	$—
0.20%	—	—	—	—	—
0.30%	1.47	—	1.25	—	1.63
0.45%	3.69	—	2.27	—	3.98
0.90%	2.01	—	1.14	—	2.25

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	$1.99	$—	$1.19	$1.75	$1.11
0.20%	—	—	—	—	—
0.30%	—	1.44	—	—	—
0.45%	—	3.91	—	—	—
0.90%	—	2.92	—	—	—

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
0.00%	$—	$—	$1.11	$1.06	$1.14
0.20%	—	—	—	—	—
0.30%	1.13	0.70	—	—	—
0.45%	1.19	0.77	—	—	—
0.90%	1.34	0.51	—	—	—

110	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	$—	$1.36	$1.45	$1.18	$1.27
0.20%	—	—	—	—	—
0.30%	1.16	—	—	—	—
0.45%	1.41	—	—	—	—
0.90%	1.47	—	—	—	—

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	$2.20	$1.99	$1.86	$—	$1.95
0.20%	—	—	—	—	—
0.30%	—	—	—	1.57	—
0.45%	—	—	—	3.20	—
0.90%	—	—	—	1.62	—

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
0.00%	$2.00	$1.45	$1.39	$1.66	$1.08
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
0.00%	$2.14	$—	$1.01	$1.72	$1.10
0.20%	—	—	—	—	1.03
0.30%	—	1.71	—	—	1.02
0.45%	—	4.02	—	—	1.02
0.90%	—	2.49	—	—	1.00

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
0.00%	$—	$1.90	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1.12	1.59	—	1.55	—
0.45%	1.83	3.60	3.60	1.54	3.61
0.90%	1.32	1.95	2.28	2.64	4.42

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
0.00%	$1.93	$—	$—	$1.19	$—
0.20%	—	—	—	—	—
0.30%	1.54	—	1.32	—	1.27
0.45%	1.53	2.39	1.31	—	2.53
0.90%	4.22	1.70	2.39	—	2.60

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	111

Subaccount	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
0.00%	$1.28	$1.63	$1.94	$—	$0.97
0.20%	1.11	—	—	—	0.97
0.30%	1.11	1.36	1.48	1.38	0.96
0.45%	1.10	2.65	3.73	3.27	0.96
0.90%	1.08	2.46	4.49	4.33	0.94

Subaccount	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
0.00%	$—	$—	$—	$—	$1.24
0.20%	—	—	—	—	1.17
0.30%	—	1.74	—	1.70	1.17
0.45%	4.01	3.75	1.98	1.68	1.16
0.90%	3.10	2.23	1.93	1.90	1.14

Subaccount	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1.51	—	1.51	1.30	1.48
0.45%	3.57	2.73	2.00	2.38	1.77
0.90%	1.77	3.29	1.94	1.29	1.73

Subaccount	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
0.00%	$—	$1.09	$—	$1.11	$1.40
0.20%	—	1.01	—	—	—
0.30%	1.73	1.01	—	—	—
0.45%	4.06	1.00	4.68	—	—
0.90%	2.94	0.99	2.05	—	—

Subaccount	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
0.00%	$—	$—	$1.97	$1.36	$—
0.20%	—	—	—	1.23	—
0.30%	2.11	1.07	1.66	1.22	1.32
0.45%	5.48	1.94	3.45	1.22	1.32
0.90%	1.76	1.66	1.95	1.20	1.30

Subaccount	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
0.00%	$—	$1.46	$—	$1.70	$1.94
0.20%	—	—	—	—	—
0.30%	1.39	1.26	1.25	1.34	—
0.45%	4.41	2.66	2.96	3.58	—
0.90%	2.37	4.23	1.16	1.84	—

112	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
0.00%	$1.00	$1.91	$1.14	$2.04	$1.19
0.20%	0.99	—	—	—	—
0.30%	0.99	1.57	1.13	1.52	1.18
0.45%	0.98	3.44	1.69	4.13	1.88
0.90%	0.97	1.99	1.54	2.12	1.52

Subaccount	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
0.00%	$1.15	$1.12	$—	$—	$—
0.20%	—	1.09	—	—	—
0.30%	—	1.09	1.53	—	1.29
0.45%	—	1.08	3.01	2.39	2.25
0.90%	—	1.06	3.05	2.72	2.12

Subaccount	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
0.00%	$—	$—	$—	$1.04	$—
0.20%	—	—	—	0.99	—
0.30%	—	1.76	—	0.98	—
0.45%	3.87	2.61	2.59	0.98	2.51
0.90%	3.34	2.53	3.33	0.96	2.78

Subaccount	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
0.00%	$1.02	$1.61	$—	$1.55	$1.20
0.20%	0.95	—	—	—	—
0.30%	0.95	1.40	1.40	—	1.16
0.45%	0.94	1.91	1.92	—	1.34
0.90%	0.93	1.85	1.85	—	1.30

Subaccount	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
0.00%	$—	$1.11	$1.14	$1.19	$1.17
0.20%	—	1.11	1.13	1.18	1.16
0.30%	1.16	1.10	1.13	1.18	1.16
0.45%	1.34	1.10	1.12	1.17	1.15
0.90%	1.30	1.08	1.10	1.15	1.13

Subaccount	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
0.00%	$1.39	$—	$1.49	$—	$1.29
0.20%	—	—	—	—	—
0.30%	1.28	1.28	1.33	1.33	1.22
0.45%	1.63	1.63	1.77	1.77	1.48
0.90%	1.57	1.58	1.71	1.71	1.43

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	113

Subaccount	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
0.00%	$—	$1.09	$1.62	$1.72	$—
0.20%	—	—	—	—	—
0.30%	1.22	—	—	—	1.34
0.45%	1.48	—	—	—	3.25
0.90%	1.43	—	—	—	3.18

Subaccount	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
0.00%	$—	$—	$—	$—	$1.94
0.20%	—	—	—	—	—
0.30%	1.38	1.53	1.49	1.35	1.55
0.45%	3.10	3.97	1.48	2.13	3.85
0.90%	3.18	4.13	2.60	2.04	3.43

Subaccount				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%				$1.87	$1.19
0.20%				—	—
0.30%				1.46	—
0.45%				4.18	—
0.90%				3.96	—

The following is a summary of units outstanding at Dec. 31, 2017:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	—	—	—	49,121	36,358
0.20%	—	—	—	—	—
0.30%	—	460,545	446,077	11,361	66,987
0.45%	—	406,075	1,071,529	43,985	178,206
0.90%	—	201,641	274,868	156,094	235,694
Total	—	1,068,261	1,792,474	260,561	517,245

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	—	—	—	38,133	54,653
0.20%	—	—	—	—	—
0.30%	—	216,645	—	444,407	—
0.45%	139,071	295,418	556,524	869,918	244,524
0.90%	319,967	47,607	753,640	128,940	171,705
Total	459,038	559,670	1,310,164	1,481,398	470,882

114	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	—	8,003	7,546	27,622	95,782
0.20%	—	—	—	—	—
0.30%	4,413	38,890	—	—	—
0.45%	68,942	829,969	—	—	—
0.90%	107,151	7,542,118	—	—	—
Total	180,506	8,418,980	7,546	27,622	95,782

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	—	2,684	26,214	—	1,116
0.20%	—	—	—	—	—
0.30%	74,700	—	—	1,000,904	—
0.45%	961,486	—	—	2,069,299	—
0.90%	13,171,622	—	—	1,539,887	—
Total	14,207,808	2,684	26,214	4,610,090	1,116

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	150,464	—	77,672	—	19,435
0.20%	—	—	—	—	—
0.30%	—	195,138	—	296,302	—
0.45%	—	553,110	—	680,413	—
0.90%	—	323,997	—	368,550	—
Total	150,464	1,072,245	77,672	1,345,265	19,435

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	—	133,516	—	11,191	—
0.20%	—	—	—	—	—
0.30%	200,412	—	591,248	—	132,131
0.45%	1,711,714	—	562,625	—	177,179
0.90%	947,860	—	341,296	—	277,532
Total	2,859,986	133,516	1,495,169	11,191	586,842

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	16,691	—	13,602	—	259,383
0.20%	—	—	—	—	—
0.30%	—	647,197	—	77,821	629,767
0.45%	—	2,037,340	—	273,907	1,258,322
0.90%	—	2,012,195	—	829,010	1,644,890
Total	16,691	4,696,732	13,602	1,180,738	3,792,362

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	115

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	44,187	—	14,128	—	18,187
0.20%	—	—	—	—	—
0.30%	153,098	—	—	41,242	—
0.45%	90,350	—	—	99,336	—
0.90%	246,040	—	—	76,500	—
Total	533,675	—	14,128	217,078	18,187

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	—	38,882	—	20,849	—
0.20%	—	—	—	—	—
0.30%	76,531	—	66,882	—	22,313
0.45%	119,613	—	294,319	—	28,545
0.90%	87,396	—	4,678,249	—	126,580
Total	283,540	38,882	5,039,450	20,849	177,438

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	18,824	—	7,636	7,831	3,452
0.20%	—	—	—	—	—
0.30%	—	35,495	—	—	—
0.45%	—	200,484	—	—	—
0.90%	—	160,139	—	—	—
Total	18,824	396,118	7,636	7,831	3,452

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
0.00%	—	—	384	6,824	7,746
0.20%	—	—	—	—	—
0.30%	219,310	30,161	—	—	—
0.45%	614,267	206,582	—	—	—
0.90%	426,353	383,187	—	—	—
Total	1,259,930	619,930	384	6,824	7,746

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	—	78,122	17,414	41,387	25,076
0.20%	—	—	—	—	—
0.30%	60,971	—	—	—	—
0.45%	250,228	—	—	—	—
0.90%	255,143	—	—	—	—
Total	566,342	78,122	17,414	41,387	25,076

116	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	9,153	7,207	192	—	52,684
0.20%	—	—	—	—	—
0.30%	—	—	—	8,007	—
0.45%	—	—	—	53,240	—
0.90%	—	—	—	145,787	—
Total	9,153	7,207	192	207,034	52,684

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
0.00%	1,546	72,290	16,781	1,482	5,257
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	1,546	72,290	16,781	1,482	5,257

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
0.00%	43,150	—	330	7,405	103,867
0.20%	—	—	—	—	—
0.30%	—	6,239	—	—	—
0.45%	—	56,475	—	—	14,484
0.90%	—	102,165	—	—	31,942
Total	43,150	164,879	330	7,405	150,293

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
0.00%	—	154,328	—	—	—
0.20%	—	—	—	—	—
0.30%	71,459	262,707	—	482,366	—
0.45%	226,046	363,209	601,937	815,801	761,167
0.90%	483,010	1,113,172	854,043	48,751	813,278
Total	780,515	1,893,416	1,455,980	1,346,918	1,574,445

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
0.00%	71,425	—	—	8,421	—
0.20%	—	—	—	—	—
0.30%	867,593	—	219,072	—	208,103
0.45%	2,148,441	268,527	639,256	—	578,523
0.90%	125,291	469,815	46,900	—	266,978
Total	3,212,750	738,342	905,228	8,421	1,053,604

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	117

Subaccount	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
0.00%	1,079	18,394	19,883	—	135
0.20%	—	—	—	—	—
0.30%	6,163	245,764	212,031	500,936	—
0.45%	10,127	406,198	398,660	985,025	27,782
0.90%	137,138	131,162	160,808	494,403	20,965
Total	154,507	801,518	791,382	1,980,364	48,882

Subaccount	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
0.00%	—	—	—	—	33,974
0.20%	—	—	—	—	—
0.30%	—	145,103	—	220,045	31,550
0.45%	61,826	428,398	161,202	257,594	24,828
0.90%	74,458	326,794	95,717	72,039	61,324
Total	136,284	900,295	256,919	549,678	151,676

Subaccount	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
0.00%	—	—	—	—	—
0.20%	—	—	—	—	—
0.30%	646	—	34,841	33,197	37,603
0.45%	26,542	352,681	272,254	306,000	238,027
0.90%	109,241	2,799,415	290,898	413,962	119,506
Total	136,429	3,152,096	597,993	753,159	395,136

Subaccount	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
0.00%	—	12,497	—	1,448	1,881
0.20%	—	—	—	—	—
0.30%	15,139	—	—	—	—
0.45%	46,440	19,387	98,833	—	—
0.90%	100,946	42,984	77,837	—	—
Total	162,525	74,868	176,670	1,448	1,881

Subaccount	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
0.00%	—	—	512	176	—
0.20%	—	—	—	—	—
0.30%	66,144	257,056	1,473	44,831	101,057
0.45%	116,580	631,029	44,575	4,665	914,508
0.90%	418,224	416,128	171,868	10,310	654,460
Total	600,948	1,304,213	218,428	59,982	1,670,025

118	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
0.00%	—	67,667	—	10,374	4,541
0.20%	—	—	—	—	—
0.30%	105,236	99,134	11,490	6,403	—
0.45%	191,490	211,393	38,870	25,641	—
0.90%	241,910	133,104	204,642	111,394	—
Total	538,636	511,298	255,002	153,812	4,541

Subaccount	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
0.00%	4,419	30,807	9,892	84,323	7,926
0.20%	—	—	—	—	—
0.30%	—	53,473	143,420	112,383	23,884
0.45%	8,414	149,156	635,073	79,519	172,469
0.90%	—	392,042	531,204	242,034	540,778
Total	12,833	625,478	1,319,589	518,259	745,057

Subaccount	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
0.00%	2,649	2,105	—	—	—
0.20%	—	—	—	—	—
0.30%	—	—	14,919	—	23,073
0.45%	—	80,066	189,713	73,516	61,773
0.90%	—	76,585	132,090	103,670	47,928
Total	2,649	158,756	336,722	177,186	132,774

Subaccount	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
0.00%	—	—	—	8,380	—
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	235,810	31,510	385,474	42,442	488,848
0.90%	2,578,480	17,076	344,428	116,289	380,233
Total	2,814,290	48,586	729,902	167,111	869,081

Subaccount	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
0.00%	34,290	2,842,996	—	106,991	—
0.20%	—	—	—	—	—
0.30%	39,412	1,445,357	2,725,991	—	3,875
0.45%	54,952	1,483,618	3,696,887	—	72,444
0.90%	47,993	3,076,579	4,620,366	—	355,135
Total	176,647	8,848,550	11,043,244	106,991	431,454

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	119

Subaccount	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
0.00%	—	—	4,330	161,412	287,535
0.20%	—	—	—	—	—
0.30%	3,772	3,188	—	—	64,522
0.45%	323,651	25,726	2,350	26,312	365,748
0.90%	329,322	6,944	4,671	1,151,643	117,635
Total	656,745	35,858	11,351	1,339,367	835,440

Subaccount	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
0.00%	955,917	—	3,621,960	—	42,932
0.20%	—	—	—	—	—
0.30%	1,791,005	2,933,484	1,866,863	4,752,490	49,655
0.45%	4,947,787	8,977,967	3,747,454	15,395,573	559,847
0.90%	9,068,604	14,136,635	10,242,986	16,439,856	1,010,578
Total	16,763,313	26,048,086	19,479,263	36,587,919	1,663,012

Subaccount	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
0.00%	—	2,045	6,825	2,216	—
0.20%	—	—	—	—	—
0.30%	184,266	—	—	—	33,049
0.45%	1,650,939	—	—	—	139,645
0.90%	1,439,602	—	—	—	56,067
Total	3,274,807	2,045	6,825	2,216	228,761

Subaccount	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
0.00%	—	—	—	—	61,114
0.20%	—	—	—	—	—
0.30%	573,884	517,910	54,096	30,883	61,402
0.45%	860,090	919,301	189,768	285,272	168,704
0.90%	592,390	431,470	63,499	296,331	81,448
Total	2,026,364	1,868,681	307,363	612,486	372,668

Subaccount				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%				25,676	1,255
0.20%				—	—
0.30%				165,305	—
0.45%				103,165	—
0.90%				49,406	—
Total				343,552	1,255

120	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

The following is a summary of net assets at Dec. 31, 2017:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$92	$—	$—	$112,452	$38,070
0.20%	87	—	—	—	123
0.30%	86	719,084	584,177	21,900	56,298
0.45%	86	1,351,747	2,243,648	176,192	148,992
0.90%	84	558,356	515,263	360,094	193,941
Total	$435	$2,629,187	$3,343,088	$670,638	$437,424

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$70,851	$75,013
0.20%	—	—	—	—	85
0.30%	—	277,048	—	659,589	85
0.45%	344,712	375,292	1,717,510	1,282,606	279,115
0.90%	478,944	115,811	2,578,785	370,029	192,900
Total	$823,656	$768,151	$4,296,295	$2,383,075	$547,198

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$13,185	$5,164	$46,186	$193,021
0.20%	—	—	—	—	—
0.30%	5,971	55,704	—	—	—
0.45%	168,628	2,293,143	—	—	—
0.90%	181,739	14,181,539	—	—	—
Total	$356,338	$16,543,571	$5,164	$46,186	$193,021

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$2,644	$45,512	$—	$1,483
0.20%	—	—	—	—	—
0.30%	126,124	—	—	1,454,737	—
0.45%	3,742,094	—	—	6,222,404	—
0.90%	22,574,877	—	—	4,585,849	—
Total	$26,443,095	$2,644	$45,512	$12,262,990	$1,483

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$215,935	$—	$70,871	$—	$19,473
0.20%	—	—	—	—	—
0.30%	—	279,826	—	285,423	—
0.45%	—	1,590,749	—	809,100	—
0.90%	—	1,287,886	—	633,372	—
Total	$215,935	$3,158,461	$70,871	$1,727,895	$19,473

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	121

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$175,582	$—	$14,498	$—
0.20%	2,004	—	—	—	—
0.30%	198,436	—	731,102	—	162,808
0.45%	1,652,103	—	1,432,136	—	403,875
0.90%	993,157	—	931,812	—	549,562
Total	$2,845,700	$175,582	$3,095,050	$14,498	$1,116,245

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$18,591	$—	$27,882	$—	$520,034
0.20%	—	—	—	—	—
0.30%	—	734,410	—	136,371	1,047,058
0.45%	—	3,093,914	—	1,089,304	4,550,397
0.90%	—	3,609,329	—	1,155,572	3,572,206
Total	$18,591	$7,437,653	$27,882	$2,381,247	$9,689,695

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	$47,009	$89	$25,903	$—	$35,317
0.20%	77	—	—	—	—
0.30%	150,827	—	—	62,774	—
0.45%	88,551	—	—	368,911	—
0.90%	237,268	—	—	203,960	—
Total	$523,732	$89	$25,903	$635,645	$35,317

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	$—	$56,301	$—	$44,504	$—
0.20%	—	—	—	—	—
0.30%	112,620	—	83,766	—	36,288
0.45%	441,298	—	669,247	—	113,676
0.90%	175,714	—	5,350,785	—	284,288
Total	$729,632	$56,301	$6,103,798	$44,504	$434,252

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	$37,530	$—	$9,080	$13,729	$3,904
0.20%	—	—	—	—	—
0.30%	—	51,257	—	—	—
0.45%	—	783,598	—	—	—
0.90%	—	467,158	—	—	—
Total	$37,530	$1,302,013	$9,080	$13,729	$3,904

122	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
0.00%	$—	$—	$510	$7,241	$8,818
0.20%	—	—	—	—	—
0.30%	247,536	21,008	—	—	—
0.45%	731,705	159,704	—	—	—
0.90%	572,049	197,073	—	—	—
Total	$1,551,290	$377,785	$510	$7,241	$8,818

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	$—	$105,952	$25,214	$48,733	$31,872
0.20%	—	—	—	—	—
0.30%	70,585	—	—	—	—
0.45%	353,549	—	—	—	—
0.90%	374,393	—	—	—	—
Total	$798,527	$105,952	$25,214	$48,733	$31,872

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	$20,101	$14,328	$378	$—	$102,930
0.20%	—	—	—	—	—
0.30%	—	—	—	12,584	—
0.45%	—	—	—	170,164	—
0.90%	—	—	—	235,889	—
Total	$20,101	$14,328	$378	$418,637	$102,930

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
0.00%	$3,111	$104,539	$23,247	$2,481	$5,661
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	$3,111	$104,539	$23,247	$2,481	$5,661

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
0.00%	$92,199	$—	$411	$12,707	$114,180
0.20%	—	—	—	—	76
0.30%	—	10,644	—	—	76
0.45%	—	227,224	—	—	14,735
0.90%	—	253,935	—	—	31,982
Total	$92,199	$491,803	$411	$12,707	$161,049

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	123

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
0.00%	$—	$293,726	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	80,024	418,572	—	745,968	—
0.45%	414,683	1,306,963	2,165,952	1,253,436	2,746,599
0.90%	637,490	2,169,154	1,944,422	128,892	3,594,856
Total	$1,132,197	$4,188,415	$4,110,374	$2,128,296	$6,341,455

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
0.00%	$137,991	$—	$—	$10,041	$—
0.20%	—	—	—	—	—
0.30%	1,336,018	—	288,144	—	264,411
0.45%	3,286,422	641,862	835,223	—	1,461,965
0.90%	527,749	797,735	112,192	—	693,256
Total	$5,288,180	$1,439,597	$1,235,559	$10,041	$2,419,632

Subaccount	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
0.00%	$1,473	$30,069	$38,632	$—	$204
0.20%	83	—	—	—	73
0.30%	6,827	333,955	314,311	689,731	72
0.45%	11,160	1,076,724	1,485,588	3,223,170	26,653
0.90%	148,735	322,275	721,883	2,139,207	19,791
Total	$168,278	$1,763,023	$2,560,414	$6,052,108	$46,793

Subaccount	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
0.00%	$—	$—	$—	$—	$42,190
0.20%	—	—	—	—	87
0.30%	—	252,901	—	373,109	36,805
0.45%	247,729	1,607,413	318,386	433,996	28,805
0.90%	231,270	727,413	184,277	136,673	70,021
Total	$478,999	$2,587,727	$502,663	$943,778	$177,908

Subaccount	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1,089	—	52,445	43,109	55,801
0.45%	94,661	962,895	544,663	727,247	421,481
0.90%	193,399	9,214,967	564,737	535,954	205,996
Total	$289,149	$10,177,862	$1,161,845	$1,306,310	$683,278

124	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
0.00%	$—	$13,617	$—	$1,696	$2,740
0.20%	—	75	—	—	—
0.30%	26,229	75	—	—	—
0.45%	188,371	19,448	462,500	—	—
0.90%	296,678	42,439	159,273	—	—
Total	$511,278	$75,654	$621,773	$1,696	$2,740

Subaccount	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
0.00%	$—	$—	$1,210	$338	$—
0.20%	—	—	—	91	—
0.30%	139,830	276,001	2,442	54,820	133,674
0.45%	638,742	1,222,800	153,713	5,674	1,204,671
0.90%	737,858	689,920	335,414	12,345	851,480
Total	$1,516,430	$2,188,721	$492,779	$73,268	$2,189,825

Subaccount	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
0.00%	$—	$98,631	$—	$17,599	$8,793
0.20%	—	—	—	—	—
0.30%	146,004	124,722	14,368	8,583	—
0.45%	845,182	562,303	114,900	91,745	—
0.90%	573,935	562,808	237,934	204,643	—
Total	$1,565,121	$1,348,464	$367,202	$322,570	$8,793

Subaccount	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
0.00%	$4,482	$58,950	$11,262	$172,089	$9,438
0.20%	74	—	—	—	—
0.30%	74	83,889	161,741	170,888	28,227
0.45%	8,258	513,036	1,071,118	328,520	324,359
0.90%	72	781,748	815,911	513,178	820,841
Total	$12,960	$1,437,623	$2,060,032	$1,184,675	$1,182,865

Subaccount	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
0.00%	$3,122	$4,593	$—	$—	$—
0.20%	—	2,165	—	—	—
0.30%	—	2,156	22,846	—	29,790
0.45%	—	86,657	570,497	175,567	139,012
0.90%	—	81,547	402,501	281,664	101,708
Total	$3,122	$177,118	$995,844	$457,231	$270,510

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	125

Subaccount	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
0.00%	$—	$—	$—	$8,738	$—
0.20%	—	—	—	74	—
0.30%	—	181	—	74	—
0.45%	912,452	82,358	997,809	41,572	1,228,333
0.90%	8,624,456	43,216	1,145,995	112,111	1,058,679
Total	$9,536,908	$125,755	$2,143,804	$162,569	$2,287,012

Subaccount	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
0.00%	$34,815	$4,564,030	$—	$165,713	$22
0.20%	128	—	—	—	—
0.30%	37,364	2,019,934	3,809,845	—	4,526
0.45%	51,818	2,839,466	7,086,793	—	97,273
0.90%	44,540	5,685,280	8,550,914	—	460,418
Total	$168,665	$15,108,710	$19,447,552	$165,713	$562,239

Subaccount	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
0.00%	$—	$22	$4,951	$191,768	$336,102
0.20%	—	22	22	23	23
0.30%	4,408	3,536	22	23	74,628
0.45%	434,315	28,210	2,662	30,771	420,806
0.90%	426,871	7,496	5,165	1,325,378	133,202
Total	$865,594	$39,286	$12,822	$1,547,963	$964,761

Subaccount	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
0.00%	$1,327,245	$—	$5,404,856	$—	$55,265
0.20%	—	—	—	—	—
0.30%	2,284,965	3,741,302	2,490,040	6,340,069	60,435
0.45%	8,065,202	14,652,158	6,640,646	27,326,633	826,427
0.90%	14,270,550	22,272,741	17,523,211	28,170,790	1,440,770
Total	$25,947,962	$40,666,201	$32,058,753	$61,837,492	$2,382,897

Subaccount	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
0.00%	$—	$2,314	$11,089	$3,829	$—
0.20%	—	—	—	—	—
0.30%	224,204	—	—	—	44,119
0.45%	2,440,431	—	—	—	453,798
0.90%	2,054,770	—	—	—	178,170
Total	$4,719,405	$2,314	$11,089	$3,829	$676,087

126	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
0.00%	$—	$—	$—	$—	$118,477
0.20%	—	—	—	—	—
0.30%	792,888	792,458	80,557	41,655	95,387
0.45%	2,663,054	3,646,238	280,609	607,043	649,666
0.90%	1,886,362	1,783,844	165,341	606,011	279,718
Total	$5,342,304	$6,222,540	$526,507	$1,254,709	$1,143,248

Subaccount				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%				$47,898	$1,577
0.20%				—	—
0.30%				241,603	—
0.45%				430,745	—
0.90%				195,830	—
Total				$916,076	$1,577

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%		to	13.30%
2016	—	$1.10	to	$1.00	$0	0.59%	0.00%	to	0.90%	3.38%		to	2.44%
2015	—	$1.06	to	$0.98	$0	0.64%	0.00%	to	0.90%	(1.30%)		to	(2.20%)
2014	—	$1.08	to	$1.00	$0	0.62%	0.00%	to	0.90%	4.20%		to	(0.43	%)(8)
2013	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	1.30	%(7)	to	1.30	%(7)
AB VPS Gro & Inc, Cl B
2017	1,068	$1.56	to	$2.77	$2,629	1.26%	0.30%	to	0.90%	18.24%		to	17.54%
2016	1,099	$1.32	to	$2.36	$2,278	0.84%	0.30%	to	0.90%	10.74%		to	10.08%
2015	1,232	$1.19	to	$2.14	$2,361	1.20%	0.30%	to	0.90%	1.12%		to	0.52%
2014	1,103	$1.18	to	$2.13	$2,286	1.14%	0.30%	to	0.90%	8.96%		to	8.31%
2013	1,008	$1.08	to	$1.97	$1,983	1.07%	0.30%	to	0.90%	12.03	%(6)	to	33.39%
AB VPS Intl Val, Cl B
2017	1,792	$1.31	to	$1.88	$3,343	1.91%	0.30%	to	0.90%	24.72%		to	23.98%
2016	2,012	$1.05	to	$1.51	$3,061	1.11%	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2015	2,089	$1.06	to	$1.54	$3,229	2.27%	0.30%	to	0.90%	2.09%		to	1.48%
2014	2,062	$1.04	to	$1.52	$3,164	3.34%	0.30%	to	0.90%	(6.74%)		to	(7.30%)
2013	2,127	$1.12	to	$1.64	$3,526	5.94%	0.30%	to	0.90%	11.20	%(6)	to	21.63%
AB VPS Lg Cap Gro, Cl B
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%		to	30.50%
2016	136	$1.74	to	$1.77	$282	—	0.00%	to	0.90%	2.35%		to	1.44%
2015	155	$1.70	to	$1.74	$311	—	0.00%	to	0.90%	10.85%		to	9.86%
2014	75	$1.53	to	$1.59	$137	—	0.00%	to	0.90%	13.84%		to	12.82%
2013	92	$1.35	to	$1.41	$152	—	0.00%	to	0.90%	37.00%		to	35.77%
ALPS Alerian Engy Infr, Class III
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)		to	(1.73%)
2016	568	$1.06	to	$0.84	$482	2.51%	0.00%	to	0.90%	40.79%		to	39.54%
2015	373	$0.75	to	$0.60	$227	0.96%	0.00%	to	0.90%	(37.92%)		to	(38.48%)
2014	144	$1.21	to	$0.98	$141	0.47%	0.00%	to	0.90%	11.91%		to	(5.82	%)(8)
2013	0	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	3.37	%(7)	to	3.37	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	127

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Intl, Cl I
2017	459	$2.48	to	$1.50	$824	0.86%	0.45%	to	0.90%	30.62%		to	30.03%
2016	489	$1.90	to	$1.15	$667	1.09%	0.45%	to	0.90%	(5.92%)		to	(6.34%)
2015	545	$2.02	to	$1.23	$792	0.38%	0.45%	to	0.90%	0.31%		to	(0.14%)
2014	594	$2.01	to	$1.23	$868	1.69%	0.45%	to	0.90%	(5.93%)		to	(6.35%)
2013	642	$2.14	to	$1.31	$1,012	1.69%	0.45%	to	0.90%	21.86%		to	21.31%
AC VP Intl, Cl II
2017	560	$1.28	to	$2.43	$768	0.73%	0.30%	to	0.90%	30.55%		to	29.76%
2016	505	$0.98	to	$1.87	$617	0.85%	0.30%	to	0.90%	(5.83%)		to	(6.40%)
2015	390	$1.04	to	$2.00	$561	0.21%	0.30%	to	0.90%	0.21%		to	(0.39%)
2014	331	$1.04	to	$2.01	$531	1.54%	0.30%	to	0.90%	(5.94%)		to	(6.50%)
2013	305	$1.10	to	$2.15	$598	1.61%	0.30%	to	0.90%	10.16	%(6)	to	21.16%
AC VP Val, Cl I
2017	1,310	$3.09	to	$3.42	$4,296	1.66%	0.45%	to	0.90%	8.26%		to	7.77%
2016	1,361	$2.85	to	$3.17	$4,138	1.75%	0.45%	to	0.90%	19.94%		to	19.40%
2015	1,469	$2.38	to	$2.66	$3,740	2.14%	0.45%	to	0.90%	(4.32%)		to	(4.75%)
2014	1,587	$2.48	to	$2.79	$4,233	1.54%	0.45%	to	0.90%	12.57%		to	12.07%
2013	1,675	$2.21	to	$2.49	$3,979	1.64%	0.45%	to	0.90%	31.14%		to	30.55%
AC VP Val, Cl II
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%		to	7.61%
2016	1,289	$1.71	to	$2.67	$2,208	1.59%	0.00%	to	0.90%	20.28%		to	19.20%
2015	1,329	$1.42	to	$2.24	$1,989	1.99%	0.00%	to	0.90%	(4.02%)		to	(4.88%)
2014	1,033	$1.48	to	$2.35	$2,016	1.39%	0.00%	to	0.90%	12.89%		to	11.88%
2013	937	$1.31	to	$2.10	$1,849	1.51%	0.00%	to	0.90%	31.48%		to	30.30%
BlackRock Global Alloc, Cl III
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%		to	12.69%
2016	337	$1.21	to	$1.00	$347	0.67%	0.00%	to	0.90%	3.81%		to	2.88%
2015	505	$1.16	to	$0.97	$523	1.24%	0.00%	to	0.90%	(1.00%)		to	(1.89%)
2014	253	$1.17	to	$0.99	$278	4.70%	0.00%	to	0.90%	1.93%		to	(2.06	%)(8)
2013	1	$1.15	to	$1.15	$1	3.42%	0.00%	to	0.00%	14.42%		to	14.42%
Calvert VP SRI Bal, Cl I
2017	181	$1.35	to	$1.70	$356	1.77%	0.30%	to	0.90%	11.67%		to	10.99%
2016	215	$1.21	to	$1.53	$378	1.78%	0.30%	to	0.90%	7.54%		to	6.89%
2015	253	$1.13	to	$1.43	$409	0.11%	0.30%	to	0.90%	(2.48%)		to	(3.07%)
2014	287	$1.16	to	$1.47	$466	1.64%	0.30%	to	0.90%	9.34%		to	8.68%
2013	279	$1.06	to	$1.36	$415	1.10%	0.30%	to	0.90%	8.59	%(6)	to	16.95%
Col VP Bal, Cl 3
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%		to	13.49%
2016	9,270	$1.44	to	$1.66	$15,984	—	0.00%	to	0.90%	6.41%		to	5.45%
2015	9,546	$1.35	to	$1.57	$15,448	—	0.00%	to	0.90%	1.71%		to	0.79%
2014	9,998	$1.33	to	$1.56	$16,006	—	0.00%	to	0.90%	10.13%		to	9.14%
2013	10,474	$1.21	to	$1.43	$15,301	—	0.00%	to	0.90%	21.45%		to	20.35%
Col VP Commodity Strategy, Cl 2
2017	8	$0.68	to	$0.68	$5	5.10%	0.00%	to	0.00%	1.71%		to	1.71%
2016	10	$0.67	to	$0.67	$7	—	0.00%	to	0.00%	12.36%		to	12.36%
2015	17	$0.59	to	$0.59	$10	—	0.00%	to	0.00%	(23.77%)		to	(23.77%)
2014	0	$0.78	to	$0.78	$0	—	0.00%	to	0.00%	(21.46%)		to	(21.46%)
2013	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	(2.10	%)(7)	to	(2.10	%)(7)
Col VP Contrarian Core, Cl 2
2017	28	$1.67	to	$1.67	$46	—	0.00%	to	0.00%	21.48%		to	21.48%
2016	15	$1.38	to	$1.38	$21	—	0.00%	to	0.00%	8.41%		to	8.41%
2015	8	$1.27	to	$1.27	$10	—	0.00%	to	0.00%	2.73%		to	2.73%
2014	1	$1.24	to	$1.24	$2	—	0.00%	to	0.00%	12.83%		to	12.83%
2013	0	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	6.66	%(7)	to	6.66	%(7)

128	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Disciplined Core, Cl 2
2017	96	$2.02	to	$2.02	$193	—	0.00%	to	0.00%	24.06%		to	24.06%
2016	83	$1.62	to	$1.62	$135	—	0.00%	to	0.00%	7.82%		to	7.82%
2015	66	$1.51	to	$1.51	$99	—	0.00%	to	0.00%	0.62%		to	0.62%
2014	14	$1.50	to	$1.50	$21	—	0.00%	to	0.00%	15.09%		to	15.09%
2013	3	$1.30	to	$1.30	$4	—	0.00%	to	0.00%	33.48%		to	33.48%
Col VP Disciplined Core, Cl 3
2017	14,208	$1.69	to	$1.71	$26,443	—	0.30%	to	0.90%	23.85%		to	23.11%
2016	15,578	$1.36	to	$1.39	$23,421	—	0.30%	to	0.90%	7.61%		to	6.96%
2015	17,119	$1.27	to	$1.30	$24,113	—	0.30%	to	0.90%	0.46%		to	(0.15%)
2014	18,336	$1.26	to	$1.30	$25,704	—	0.30%	to	0.90%	14.88%		to	14.19%
2013	20,031	$1.10	to	$1.14	$24,384	—	0.30%	to	0.90%	13.84	%(6)	to	32.45%
Col VP Div Abs Return, Cl 2
2017	3	$0.98	to	$0.98	$3	—	0.00%	to	0.00%	2.59%		to	2.59%
2016	1	$0.96	to	$0.96	$1	—	0.00%	to	0.00%	(2.63%)		to	(2.63%)
2015	1	$0.98	to	$0.98	$1	—	0.00%	to	0.00%	(0.83%)		to	(0.83%)
2014	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2013	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	0.41	%(7)	to	0.41	%(7)
Col VP Divd Opp, Cl 2
2017	26	$1.74	to	$1.74	$46	—	0.00%	to	0.00%	14.12%		to	14.12%
2016	13	$1.52	to	$1.52	$20	—	0.00%	to	0.00%	13.41%		to	13.41%
2015	7	$1.34	to	$1.34	$9	—	0.00%	to	0.00%	(2.89%)		to	(2.89%)
2014	2	$1.38	to	$1.38	$3	—	0.00%	to	0.00%	9.79%		to	9.79%
2013	2	$1.26	to	$1.26	$2	—	0.00%	to	0.00%	26.53%		to	26.53%
Col VP Divd Opp, Cl 3
2017	4,610	$1.45	to	$2.98	$12,263	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	4,787	$1.28	to	$2.63	$11,643	—	0.30%	to	0.90%	13.18%		to	12.50%
2015	5,165	$1.13	to	$2.34	$11,356	—	0.30%	to	0.90%	(3.06%)		to	(3.64%)
2014	5,647	$1.16	to	$2.43	$13,274	—	0.30%	to	0.90%	9.58%		to	8.92%
2013	5,911	$1.06	to	$2.23	$13,074	—	0.30%	to	0.90%	9.93	%(6)	to	25.58%
Col VP Emerg Mkts Bond, Cl 2
2017	1	$1.25	to	$1.25	$1	4.56%	0.00%	to	0.00%	11.69%		to	11.69%
2016	—	$1.12	to	$1.12	$0	2.44%	0.00%	to	0.00%	11.08%		to	11.08%
2015	—	$1.01	to	$1.01	$0	1.60%	0.00%	to	0.00%	(1.32%)		to	(1.32%)
2014	—	$1.02	to	$1.02	$0	5.24%	0.00%	to	0.00%	1.43%		to	1.43%
2013	—	$1.00	to	$1.00	$0	6.29%	0.00%	to	0.00%	(2.03	%)(7)	to	(2.03	%)(7)
Col VP Emer Mkts, Cl 2
2017	150	$1.44	to	$1.44	$216	0.01%	0.00%	to	0.00%	46.89%		to	46.89%
2016	95	$0.98	to	$0.98	$92	0.07%	0.00%	to	0.00%	4.81%		to	4.81%
2015	76	$0.93	to	$0.93	$71	0.12%	0.00%	to	0.00%	(9.06%)		to	(9.06%)
2014	34	$1.03	to	$1.03	$34	0.20%	0.00%	to	0.00%	(2.40%)		to	(2.40%)
2013	6	$1.05	to	$1.05	$6	0.25%	0.00%	to	0.00%	(1.87%)		to	(1.87%)
Col VP Emer Mkts, Cl 3
2017	1,072	$1.43	to	$3.97	$3,158	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	1,102	$0.98	to	$2.73	$2,349	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
2015	1,125	$0.93	to	$2.62	$2,387	0.13%	0.30%	to	0.90%	(9.27%)		to	(9.82%)
2014	1,076	$1.03	to	$2.91	$2,692	0.24%	0.30%	to	0.90%	(2.56%)		to	(3.15%)
2013	1,048	$1.06	to	$3.00	$2,881	0.58%	0.30%	to	0.90%	7.75	%(6)	to	(2.68%)
Col VP Global Bond, Cl 2
2017	78	$0.91	to	$0.91	$71	—	0.00%	to	0.00%	5.69%		to	5.69%
2016	37	$0.86	to	$0.86	$32	—	0.00%	to	0.00%	(1.35%)		to	(1.35%)
2015	26	$0.88	to	$0.88	$23	—	0.00%	to	0.00%	(6.22%)		to	(6.22%)
2014	5	$0.93	to	$0.93	$5	—	0.00%	to	0.00%	0.60%		to	0.60%
2013	1	$0.93	to	$0.93	$1	0.69%	0.00%	to	0.00%	(7.83%)		to	(7.83%)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	129

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Global Bond, Cl 3
2017	1,345	$0.96	to	$1.72	$1,728	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	1,347	$0.91	to	$1.64	$1,726	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
2015	1,358	$0.93	to	$1.67	$1,824	—	0.30%	to	0.90%	(6.45%)		to	(7.02%)
2014	1,326	$0.99	to	$1.80	$2,083	—	0.30%	to	0.90%	0.50%		to	(0.12%)
2013	1,368	$0.99	to	$1.80	$2,290	5.66%	0.30%	to	0.90%	(0.30	%)(6)	to	(8.54%)
Col VP Govt Money Mkt, Cl 2
2017	19	$1.00	to	$1.00	$19	0.12%	0.00%	to	0.00%	0.18%		to	0.18%
2016	33	$1.00	to	$1.00	$35	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2015	14	$1.00	to	$1.00	$16	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2014	1	$1.00	to	$1.00	$3	—	0.00%	to	0.00%	0.00%		to	0.00%
2013	0	$1.00	to	$1.00	$2	0.01%	0.00%	to	0.00%	0.00%		to	0.00%
Col VP Govt Money Mkt, Cl 3
2017	2,860	$1.00	to	$1.05	$2,846	0.29%	0.20%	to	0.90%	0.17	%(10)	to	(0.60%)
2016	2,997	$0.99	to	$1.05	$3,018	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
2015	2,865	$0.99	to	$1.06	$2,906	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2014	3,025	$1.00	to	$1.07	$3,124	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2013	3,296	$1.00	to	$1.08	$3,449	0.01%	0.30%	to	0.90%	(0.11	%)(6)	to	(0.88%)
Col VP Hi Yield Bond, Cl 2
2017	134	$1.32	to	$1.32	$176	5.71%	0.00%	to	0.00%	6.17%		to	6.17%
2016	85	$1.24	to	$1.24	$106	6.10%	0.00%	to	0.00%	11.65%		to	11.65%
2015	68	$1.11	to	$1.11	$75	5.95%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2014	29	$1.13	to	$1.13	$33	5.64%	0.00%	to	0.00%	3.51%		to	3.51%
2013	5	$1.09	to	$1.09	$5	4.52%	0.00%	to	0.00%	5.98%		to	5.98%
Col VP Hi Yield Bond, Cl 3
2017	1,495	$1.24	to	$2.73	$3,095	5.35%	0.30%	to	0.90%	6.09%		to	5.45%
2016	1,508	$1.17	to	$2.59	$3,130	5.98%	0.30%	to	0.90%	11.39%		to	10.72%
2015	1,583	$1.05	to	$2.34	$2,978	6.06%	0.30%	to	0.90%	(1.43%)		to	(2.03%)
2014	1,452	$1.06	to	$2.39	$3,162	6.08%	0.30%	to	0.90%	3.31%		to	2.68%
2013	1,487	$1.03	to	$2.32	$3,347	6.54%	0.30%	to	0.90%	3.67	%(6)	to	5.11%
Col VP Inc Opp, Cl 2
2017	11	$1.30	to	$1.30	$14	7.51%	0.00%	to	0.00%	6.20%		to	6.20%
2016	4	$1.22	to	$1.22	$5	10.56%	0.00%	to	0.00%	10.80%		to	10.80%
2015	358	$1.10	to	$0.90	$325	9.36%	0.00%	to	0.90%	(1.21%)		to	(2.10%)
2014	403	$1.11	to	$0.92	$373	—	0.00%	to	0.90%	3.68%		to	2.75%
2013	483	$1.07	to	$0.90	$435	8.77%	0.00%	to	0.90%	5.02%		to	0.89	%(5)
Col VP Inc Opp, Cl 3
2017	587	$1.23	to	$1.98	$1,116	6.06%	0.30%	to	0.90%	6.07%		to	5.43%
2016	640	$1.16	to	$1.88	$1,171	11.56%	0.30%	to	0.90%	10.53%		to	9.86%
2015	434	$1.05	to	$1.71	$745	9.19%	0.30%	to	0.90%	(1.32%)		to	(1.91%)
2014	469	$1.07	to	$1.74	$815	—	0.30%	to	0.90%	3.46%		to	2.83%
2013	514	$1.03	to	$1.69	$890	13.04%	0.30%	to	0.90%	3.93	%(6)	to	4.08%
Col VP Inter Bond, Cl 2
2017	17	$1.11	to	$1.11	$19	2.10%	0.00%	to	0.00%	3.62%		to	3.62%
2016	5	$1.07	to	$1.07	$5	1.72%	0.00%	to	0.00%	4.43%		to	4.43%
2015	1	$1.03	to	$1.03	$1	1.17%	0.00%	to	0.00%	(0.05%)		to	(0.05%)
2014	1	$1.03	to	$1.03	$1	2.18%	0.00%	to	0.00%	5.20%		to	5.20%
2013	0	$0.98	to	$0.98	$1	1.33%	0.00%	to	0.00%	(2.45%)		to	(2.45%)
Col VP Inter Bond, Cl 3
2017	4,697	$1.13	to	$1.79	$7,438	2.68%	0.30%	to	0.90%	3.42%		to	2.80%
2016	5,072	$1.10	to	$1.74	$7,912	1.65%	0.30%	to	0.90%	4.23%		to	3.60%
2015	5,055	$1.05	to	$1.68	$7,663	1.32%	0.30%	to	0.90%	(0.13%)		to	(0.74%)
2014	5,141	$1.05	to	$1.70	$8,198	2.59%	0.30%	to	0.90%	5.01%		to	4.37%
2013	5,729	$1.00	to	$1.63	$8,927	4.39%	0.30%	to	0.90%	1.21	%(6)	to	(3.27%)

130	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Gro, Cl 2
2017	14	$2.05	to	$2.05	$28	—	0.00%	to	0.00%	27.84%		to	27.84%
2016	10	$1.60	to	$1.60	$17	—	0.00%	to	0.00%	1.02%		to	1.02%
2015	8	$1.59	to	$1.59	$12	—	0.00%	to	0.00%	8.80%		to	8.80%
2014	2	$1.46	to	$1.46	$3	—	0.00%	to	0.00%	13.92%		to	13.92%
2013	1	$1.28	to	$1.28	$1	—	0.00%	to	0.00%	30.00%		to	30.00%
Col VP Lg Cap Gro, Cl 3
2017	1,181	$1.75	to	$1.39	$2,381	—	0.30%	to	0.90%	27.56%		to	26.80%
2016	1,451	$1.37	to	$1.10	$2,150	—	0.30%	to	0.90%	0.87%		to	0.26%
2015	1,591	$1.36	to	$1.10	$2,268	—	0.30%	to	0.90%	8.68%		to	8.02%
2014	1,613	$1.25	to	$1.02	$2,075	—	0.30%	to	0.90%	13.70%		to	13.01%
2013	1,750	$1.10	to	$0.90	$1,849	—	0.30%	to	0.90%	13.64	%(6)	to	29.09%
Col VP Lg Cap Index, Cl 3
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%		to	20.20%
2016	3,910	$1.65	to	$1.81	$7,877	—	0.00%	to	0.90%	11.51%		to	10.50%
2015	3,491	$1.48	to	$1.63	$6,424	—	0.00%	to	0.90%	0.86%		to	(0.05%)
2014	3,367	$1.47	to	$1.64	$6,328	—	0.00%	to	0.90%	13.21%		to	12.19%
2013	3,433	$1.30	to	$1.46	$5,650	—	0.00%	to	0.90%	31.75%		to	30.56%
Col VP Limited Duration Cr, Cl 2
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%		to	0.89%
2016	390	$1.04	to	$0.96	$379	3.61%	0.00%	to	0.90%	5.28%		to	4.33%
2015	302	$0.99	to	$0.92	$281	6.93%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	33	$1.02	to	$0.95	$33	0.30%	0.00%	to	0.90%	0.31%		to	(1.92	%)(8)
2013	1	$1.01	to	$1.01	$1	1.32%	0.00%	to	0.00%	1.19%		to	1.19%
Col VP Long Govt/Cr Bond, Cl 2
2017	—	$1.19	to	$1.19	$0	3.18%	0.00%	to	0.00%	10.98%		to	10.98%
2016	—	$1.08	to	$1.08	$0	1.68%	0.00%	to	0.00%	2.78%		to	2.78%
2015	—	$1.05	to	$1.05	$0	1.77%	0.00%	to	0.00%	(0.23%)		to	(0.23%)
2014	—	$1.05	to	$1.05	$0	1.03%	0.00%	to	0.00%	5.25%		to	5.25%
2013	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	(0.62	%)(7)	to	(0.62	%)(7)
Col VP Mid Cap Gro, Cl 2
2017	14	$1.83	to	$1.83	$26	—	0.00%	to	0.00%	22.67%		to	22.67%
2016	5	$1.49	to	$1.49	$8	—	0.00%	to	0.00%	2.03%		to	2.03%
2015	4	$1.46	to	$1.46	$6	—	0.00%	to	0.00%	5.36%		to	5.36%
2014	3	$1.39	to	$1.39	$5	—	0.00%	to	0.00%	7.14%		to	7.14%
2013	1	$1.30	to	$1.30	$1	—	0.00%	to	0.00%	30.90%		to	30.90%
Col VP Mid Cap Gro, Cl 3
2017	217	$1.52	to	$2.67	$636	—	0.30%	to	0.90%	22.42%		to	21.69%
2016	247	$1.24	to	$2.19	$574	—	0.30%	to	0.90%	1.86%		to	1.24%
2015	217	$1.22	to	$2.16	$533	—	0.30%	to	0.90%	5.18%		to	4.54%
2014	225	$1.16	to	$2.07	$517	—	0.30%	to	0.90%	6.96%		to	6.32%
2013	259	$1.09	to	$1.95	$548	—	0.30%	to	0.90%	13.02	%(6)	to	29.85%
Col VP Mid Cap Val, Cl 2
2017	18	$1.94	to	$1.94	$35	—	0.00%	to	0.00%	13.28%		to	13.28%
2016	11	$1.71	to	$1.71	$19	—	0.00%	to	0.00%	13.85%		to	13.85%
2015	7	$1.51	to	$1.51	$11	—	0.00%	to	0.00%	(5.09%)		to	(5.09%)
2014	5	$1.59	to	$1.59	$8	—	0.00%	to	0.00%	12.09%		to	12.09%
2013	1	$1.42	to	$1.42	$1	—	0.00%	to	0.00%	37.58%		to	37.58%
Col VP Mid Cap Val, Cl 3
2017	284	$1.47	to	$2.01	$730	—	0.30%	to	0.90%	13.05%		to	12.37%
2016	369	$1.30	to	$1.79	$708	—	0.30%	to	0.90%	13.66%		to	12.98%
2015	350	$1.15	to	$1.58	$597	—	0.30%	to	0.90%	(5.24%)		to	(5.82%)
2014	376	$1.21	to	$1.68	$688	—	0.30%	to	0.90%	11.84%		to	11.16%
2013	494	$1.08	to	$1.51	$781	—	0.30%	to	0.90%	13.03	%(6)	to	36.50%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	131

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Overseas Core, Cl 2
2017	39	$1.45	to	$1.45	$56	1.73%	0.00%	to	0.00%	27.18%		to	27.18%
2016	27	$1.14	to	$1.14	$30	1.51%	0.00%	to	0.00%	(6.27%)		to	(6.27%)
2015	6	$1.21	to	$1.21	$7	0.64%	0.00%	to	0.00%	4.94%		to	4.94%
2014	1	$1.16	to	$1.16	$1	1.99%	0.00%	to	0.00%	(8.73%)		to	(8.73%)
2013	0	$1.27	to	$1.27	$1	1.07%	0.00%	to	0.00%	22.09%		to	22.09%
Col VP Overseas Core, Cl 3
2017	5,039	$1.25	to	$1.14	$6,104	1.97%	0.30%	to	0.90%	26.99%		to	26.23%
2016	5,598	$0.99	to	$0.91	$5,343	1.50%	0.30%	to	0.90%	(6.38%)		to	(6.95%)
2015	6,184	$1.05	to	$0.97	$6,304	0.92%	0.30%	to	0.90%	4.72%		to	4.09%
2014	6,516	$1.01	to	$0.94	$6,318	1.76%	0.30%	to	0.90%	(8.83%)		to	(9.38%)
2013	6,967	$1.10	to	$1.03	$7,398	1.66%	0.30%	to	0.90%	10.96	%(6)	to	21.06%
Col VP Select Lg Cap Val, Cl 2
2017	21	$2.13	to	$2.13	$45	—	0.00%	to	0.00%	20.71%		to	20.71%
2016	18	$1.77	to	$1.77	$32	—	0.00%	to	0.00%	19.63%		to	19.63%
2015	14	$1.48	to	$1.48	$21	—	0.00%	to	0.00%	(5.16%)		to	(5.16%)
2014	10	$1.56	to	$1.56	$16	—	0.00%	to	0.00%	11.23%		to	11.23%
2013	1	$1.40	to	$1.40	$1	—	0.00%	to	0.00%	37.72%		to	37.72%
Col VP Select Lg Cap Val, Cl 3
2017	177	$1.63	to	$2.25	$434	—	0.30%	to	0.90%	20.44%		to	19.73%
2016	196	$1.35	to	$1.88	$459	—	0.30%	to	0.90%	19.46%		to	18.74%
2015	198	$1.13	to	$1.58	$393	—	0.30%	to	0.90%	(5.31%)		to	(5.88%)
2014	216	$1.19	to	$1.68	$455	—	0.30%	to	0.90%	11.05%		to	10.38%
2013	177	$1.07	to	$1.52	$351	—	0.30%	to	0.90%	12.32	%(6)	to	36.55%
Col VP Select Sm Cap Val, Cl 2
2017	19	$1.99	to	$1.99	$38	—	0.00%	to	0.00%	12.07%		to	12.07%
2016	12	$1.78	to	$1.78	$22	—	0.00%	to	0.00%	13.66%		to	13.66%
2015	9	$1.57	to	$1.57	$14	—	0.00%	to	0.00%	(3.30%)		to	(3.30%)
2014	4	$1.62	to	$1.62	$6	—	0.00%	to	0.00%	5.79%		to	5.79%
2013	1	$1.53	to	$1.53	$1	—	0.00%	to	0.00%	48.22%		to	48.22%
Col VP Select Sm Cap Val, Cl 3
2017	396	$1.44	to	$2.92	$1,302	—	0.30%	to	0.90%	11.86%		to	11.20%
2016	383	$1.29	to	$2.62	$1,152	—	0.30%	to	0.90%	13.49%		to	12.81%
2015	419	$1.14	to	$2.32	$1,098	—	0.30%	to	0.90%	(3.52%)		to	(4.10%)
2014	453	$1.18	to	$2.42	$1,227	—	0.30%	to	0.90%	5.66%		to	5.03%
2013	475	$1.12	to	$2.31	$1,197	—	0.30%	to	0.90%	15.96	%(6)	to	47.05%
Col VP Strategic Inc, Cl 2
2017	8	$1.19	to	$1.19	$9	2.88%	0.00%	to	0.00%	5.90%		to	5.90%
2016	8	$1.12	to	$1.12	$9	11.33%	0.00%	to	0.00%	9.05%		to	9.05%
2015	7	$1.03	to	$1.03	$7	36.00%	0.00%	to	0.00%	(1.93%)		to	(1.93%)
2014	4	$1.05	to	$1.05	$5	3.20%	0.00%	to	0.00%	3.41%		to	3.41%
2013	2	$1.02	to	$1.02	$2	3.59%	0.00%	to	0.00%	0.12%		to	0.12%
Col VP US Eq, Cl 2
2017	8	$1.75	to	$1.75	$14	—	0.00%	to	0.00%	10.36%		to	10.36%
2016	6	$1.59	to	$1.59	$10	—	0.00%	to	0.00%	17.32%		to	17.32%
2015	5	$1.35	to	$1.35	$7	—	0.00%	to	0.00%	(6.59%)		to	(6.59%)
2014	3	$1.45	to	$1.45	$5	—	0.00%	to	0.00%	3.04%		to	3.04%
2013	3	$1.41	to	$1.41	$4	—	0.00%	to	0.00%	34.72%		to	34.72%
Col VP US Govt Mtge, Cl 2
2017	3	$1.11	to	$1.11	$4	2.23%	0.00%	to	0.00%	2.99%		to	2.99%
2016	0	$1.07	to	$1.07	$1	2.63%	0.00%	to	0.00%	2.45%		to	2.45%
2015	0	$1.05	to	$1.05	$0	2.73%	0.00%	to	0.00%	1.19%		to	1.19%
2014	0	$1.04	to	$1.04	$0	1.31%	0.00%	to	0.00%	5.56%		to	5.56%
2013	—	$0.98	to	$0.98	$0	0.50%	0.00%	to	0.00%	(1.99%)		to	(1.99%)

132	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP US Govt Mtge, Cl 3
2017	1,260	$1.13	to	$1.34	$1,551	2.76%	0.30%	to	0.90%	2.91%		to	2.29%
2016	1,358	$1.10	to	$1.31	$1,638	2.77%	0.30%	to	0.90%	2.27%		to	1.66%
2015	1,431	$1.07	to	$1.29	$1,705	2.84%	0.30%	to	0.90%	0.91%		to	0.30%
2014	1,584	$1.06	to	$1.29	$1,930	1.81%	0.30%	to	0.90%	5.47%		to	4.83%
2013	1,842	$1.01	to	$1.23	$2,178	0.61%	0.30%	to	0.90%	1.68	%(6)	to	(2.84%)
CS Commodity Return
2017	620	$0.70	to	$0.51	$378	9.33%	0.30%	to	0.90%	1.21%		to	0.61%
2016	596	$0.69	to	$0.51	$341	—	0.30%	to	0.90%	11.69%		to	11.02%
2015	626	$0.62	to	$0.46	$324	—	0.30%	to	0.90%	(25.32%)		to	(25.77%)
2014	702	$0.83	to	$0.62	$483	—	0.30%	to	0.90%	(17.26%)		to	(17.76%)
2013	751	$1.00	to	$0.75	$610	—	0.30%	to	0.90%	(3.49	%)(6)	to	(11.08%)
CTIVP AC Div Bond, Cl 2
2017	0	$1.11	to	$1.11	$1	2.07%	0.00%	to	0.00%	4.65%		to	4.65%
2016	—	$1.06	to	$1.06	$0	1.57%	0.00%	to	0.00%	3.43%		to	3.43%
2015	—	$1.03	to	$1.03	$0	1.98%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
2014	—	$1.03	to	$1.03	$0	1.38%	0.00%	to	0.00%	5.81%		to	5.81%
2013	—	$0.97	to	$0.97	$0	1.71%	0.00%	to	0.00%	(2.71%)		to	(2.71%)
CTIVP AQR Man Fut Strategy, Cl 2
2017	7	$1.06	to	$1.06	$7	0.10%	0.00%	to	0.00%	(0.96%)		to	(0.96%)
2016	0	$1.07	to	$1.07	$1	5.33%	0.00%	to	0.00%	(9.08%)		to	(9.08%)
2015	0	$1.18	to	$1.18	$0	16.76%	0.00%	to	0.00%	(0.09%)		to	(0.09%)
2014	0	$1.18	to	$1.18	$0	1.63%	0.00%	to	0.00%	10.00%		to	10.00%
2013	0	$1.07	to	$1.07	$0	—	0.00%	to	0.00%	5.97	%(7)	to	5.97	%(7)
CTIVP BR Gl Infl Prot Sec, Cl 2
2017	8	$1.14	to	$1.14	$9	2.39%	0.00%	to	0.00%	2.46%		to	2.46%
2016	2	$1.11	to	$1.11	$2	—	0.00%	to	0.00%	8.42%		to	8.42%
2015	2	$1.02	to	$1.02	$2	43.83%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	1	$1.04	to	$1.04	$1	—	0.00%	to	0.00%	8.41%		to	8.41%
2013	1	$0.96	to	$0.96	$1	—	0.00%	to	0.00%	(5.61%)		to	(5.61%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2017	566	$1.16	to	$1.47	$799	2.32%	0.30%	to	0.90%	2.24%		to	1.63%
2016	576	$1.13	to	$1.44	$804	—	0.30%	to	0.90%	8.18%		to	7.52%
2015	538	$1.05	to	$1.34	$706	36.81%	0.30%	to	0.90%	(1.79%)		to	(2.38%)
2014	576	$1.07	to	$1.37	$776	—	0.30%	to	0.90%	8.27%		to	7.61%
2013	606	$0.98	to	$1.28	$767	—	0.30%	to	0.90%	0.27	%(6)	to	(6.33%)
CTIVP CenterSquare Real Est, Cl 2
2017	78	$1.36	to	$1.36	$106	1.99%	0.00%	to	0.00%	5.74%		to	5.74%
2016	51	$1.28	to	$1.28	$66	1.54%	0.00%	to	0.00%	4.76%		to	4.76%
2015	35	$1.22	to	$1.22	$43	5.36%	0.00%	to	0.00%	(1.21%)		to	(1.21%)
2014	14	$1.24	to	$1.24	$18	1.95%	0.00%	to	0.00%	13.81%		to	13.81%
2013	2	$1.09	to	$1.09	$3	1.30%	0.00%	to	0.00%	3.05%		to	3.05%
CTIVP DFA Intl Val, Cl 2
2017	17	$1.45	to	$1.45	$25	1.88%	0.00%	to	0.00%	25.02%		to	25.02%
2016	8	$1.16	to	$1.16	$9	2.62%	0.00%	to	0.00%	8.07%		to	8.07%
2015	5	$1.07	to	$1.07	$5	2.05%	0.00%	to	0.00%	(7.56%)		to	(7.56%)
2014	1	$1.16	to	$1.16	$2	2.18%	0.00%	to	0.00%	(7.70%)		to	(7.70%)
2013	1	$1.26	to	$1.26	$1	1.74%	0.00%	to	0.00%	19.79%		to	19.79%
CTIVP EV Floating Rate Inc, Cl 2
2017	41	$1.18	to	$1.18	$49	4.24%	0.00%	to	0.00%	2.97%		to	2.97%
2016	26	$1.14	to	$1.14	$29	10.10%	0.00%	to	0.00%	10.29%		to	10.29%
2015	18	$1.04	to	$1.04	$19	12.55%	0.00%	to	0.00%	(1.58%)		to	(1.58%)
2014	3	$1.05	to	$1.05	$3	4.03%	0.00%	to	0.00%	0.56%		to	0.56%
2013	2	$1.05	to	$1.05	$2	3.31%	0.00%	to	0.00%	3.92%		to	3.92%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	133

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Lazard Intl Eq Adv, Cl 2
2017	25	$1.27	to	$1.27	$32	1.54%	0.00%	to	0.00%	23.65%		to	23.65%
2016	—	$1.03	to	$1.03	$0	1.95%	0.00%	to	0.00%	3.87%		to	3.87%
2015	—	$0.99	to	$0.99	$0	2.69%	0.00%	to	0.00%	(3.72%)		to	(3.72%)
2014	—	$1.03	to	$1.03	$0	2.77%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
2013	0	$1.03	to	$1.03	$0	0.30%	0.00%	to	0.00%	0.91	%(7)	to	0.91	%(7)
CTIVP Loomis Sayles Gro, Cl 2
2017	9	$2.20	to	$2.20	$20	—	0.00%	to	0.00%	32.69%		to	32.69%
2016	8	$1.66	to	$1.66	$14	—	0.00%	to	0.00%	5.57%		to	5.57%
2015	6	$1.57	to	$1.57	$9	—	0.00%	to	0.00%	10.30%		to	10.30%
2014	1	$1.42	to	$1.42	$2	—	0.00%	to	0.00%	12.36%		to	12.36%
2013	0	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	29.39%		to	29.39%
CTIVP LA Capital Lg Cap Gro, Cl 2
2017	7	$1.99	to	$1.99	$14	—	0.00%	to	0.00%	30.79%		to	30.79%
2016	8	$1.52	to	$1.52	$13	—	0.00%	to	0.00%	(2.59%)		to	(2.59%)
2015	6	$1.56	to	$1.56	$10	—	0.00%	to	0.00%	5.85%		to	5.85%
2014	4	$1.47	to	$1.47	$6	—	0.00%	to	0.00%	10.15%		to	10.15%
2013	0	$1.34	to	$1.34	$0	—	0.00%	to	0.00%	36.21%		to	36.21%
CTIVP MFS Blend Res Core Eq, Cl 2
2017	0	$1.86	to	$1.86	$0	—	0.00%	to	0.00%	20.12%		to	20.12%
2016	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	9.55%		to	9.55%
2015	0	$1.42	to	$1.42	$0	—	0.00%	to	0.00%	0.33%		to	0.33%
2014	—	$1.41	to	$1.41	$0	—	0.00%	to	0.00%	11.57%		to	11.57%
2013	—	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	28.26%		to	28.26%
CTIVP MFS Blend Res Core Eq, Cl 3
2017	207	$1.57	to	$1.62	$419	—	0.30%	to	0.90%	19.91%		to	19.20%
2016	250	$1.31	to	$1.36	$390	—	0.30%	to	0.90%	9.36%		to	8.70%
2015	268	$1.20	to	$1.25	$364	—	0.30%	to	0.90%	0.16%		to	(0.45%)
2014	275	$1.20	to	$1.26	$372	—	0.30%	to	0.90%	11.42%		to	10.75%
2013	287	$1.07	to	$1.13	$344	—	0.30%	to	0.90%	11.17	%(6)	to	27.24%
CTIVP MFS Val, Cl 2
2017	53	$1.95	to	$1.95	$103	—	0.00%	to	0.00%	17.34%		to	17.34%
2016	32	$1.67	to	$1.67	$54	—	0.00%	to	0.00%	13.72%		to	13.72%
2015	23	$1.46	to	$1.46	$33	—	0.00%	to	0.00%	(0.97%)		to	(0.97%)
2014	0	$1.48	to	$1.48	$0	—	0.00%	to	0.00%	10.10%		to	10.10%
2013	0	$1.34	to	$1.34	$0	—	0.00%	to	0.00%	35.48%		to	35.48%
CTIVP MS Adv, Cl 2
2017	2	$2.00	to	$2.00	$3	—	0.00%	to	0.00%	32.23%		to	32.23%
2016	1	$1.51	to	$1.51	$2	—	0.00%	to	0.00%	3.07%		to	3.07%
2015	0	$1.47	to	$1.47	$1	—	0.00%	to	0.00%	6.42%		to	6.42%
2014	0	$1.38	to	$1.38	$0	—	0.00%	to	0.00%	7.04%		to	7.04%
2013	0	$1.29	to	$1.29	$0	—	0.00%	to	0.00%	30.95%		to	30.95%
CTIVP Oppen Intl Gro, Cl 2
2017	72	$1.45	to	$1.45	$105	0.53%	0.00%	to	0.00%	26.56%		to	26.56%
2016	60	$1.14	to	$1.14	$69	1.17%	0.00%	to	0.00%	(3.66%)		to	(3.66%)
2015	48	$1.19	to	$1.19	$57	1.30%	0.00%	to	0.00%	(2.54%)		to	(2.54%)
2014	12	$1.22	to	$1.22	$14	1.55%	0.00%	to	0.00%	(0.08%)		to	(0.08%)
2013	3	$1.22	to	$1.22	$4	0.34%	0.00%	to	0.00%	18.89%		to	18.89%
CTIVP Pyramis Intl Eq, Cl 2
2017	17	$1.39	to	$1.39	$23	1.79%	0.00%	to	0.00%	22.14%		to	22.14%
2016	15	$1.13	to	$1.13	$17	2.07%	0.00%	to	0.00%	(3.44%)		to	(3.44%)
2015	13	$1.17	to	$1.17	$16	1.20%	0.00%	to	0.00%	(0.60%)		to	(0.60%)
2014	9	$1.18	to	$1.18	$11	0.55%	0.00%	to	0.00%	(7.02%)		to	(7.02%)
2013	1	$1.27	to	$1.27	$1	1.77%	0.00%	to	0.00%	21.27%		to	21.27%

134	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP T Rowe Price LgCap Val, Cl 2
2017	1	$1.66	to	$1.66	$2	—	0.00%	to	0.00%	15.96%		to	15.96%
2016	4	$1.43	to	$1.43	$5	—	0.00%	to	0.00%	14.07%		to	14.07%
2015	2	$1.26	to	$1.26	$2	—	0.00%	to	0.00%	(8.44%)		to	(8.44%)
2014	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	9.54%		to	9.54%
2013	0	$1.25	to	$1.25	$0	—	0.00%	to	0.00%	27.71%		to	27.71%
CTIVP TCW Core Plus Bond, Cl 2
2017	5	$1.08	to	$1.08	$6	1.05%	0.00%	to	0.00%	3.15%		to	3.15%
2016	1	$1.04	to	$1.04	$1	1.27%	0.00%	to	0.00%	2.17%		to	2.17%
2015	—	$1.02	to	$1.02	$0	0.57%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
2014	—	$1.02	to	$1.02	$0	0.38%	0.00%	to	0.00%	4.81%		to	4.81%
2013	—	$0.98	to	$0.98	$0	0.55%	0.00%	to	0.00%	(2.35%)		to	(2.35%)
CTIVP Vty Sycamore Estb Val, Cl 2
2017	43	$2.14	to	$2.14	$92	—	0.00%	to	0.00%	15.55%		to	15.55%
2016	12	$1.85	to	$1.85	$23	—	0.00%	to	0.00%	20.52%		to	20.52%
2015	5	$1.53	to	$1.53	$8	—	0.00%	to	0.00%	0.00%		to	0.00%
2014	4	$1.53	to	$1.53	$6	—	0.00%	to	0.00%	11.90%		to	11.90%
2013	0	$1.37	to	$1.37	$0	—	0.00%	to	0.00%	35.66%		to	35.66%
CTIVP Vty Sycamore Estb Val, Cl 3
2017	165	$1.71	to	$2.49	$492	—	0.30%	to	0.90%	15.38%		to	14.69%
2016	142	$1.48	to	$2.17	$350	—	0.30%	to	0.90%	20.28%		to	19.55%
2015	90	$1.23	to	$1.81	$189	—	0.30%	to	0.90%	(0.13%)		to	(0.74%)
2014	64	$1.23	to	$1.83	$134	—	0.30%	to	0.90%	11.69%		to	11.02%
2013	77	$1.10	to	$1.65	$139	—	0.30%	to	0.90%	13.86	%(6)	to	34.64%
CTIVP WF Short Duration Govt, Cl 2
2017	0	$1.01	to	$1.01	$0	0.72%	0.00%	to	0.00%	0.45%		to	0.45%
2016	0	$1.01	to	$1.01	$0	0.69%	0.00%	to	0.00%	0.79%		to	0.79%
2015	0	$1.00	to	$1.00	$0	0.77%	0.00%	to	0.00%	0.07%		to	0.07%
2014	0	$1.00	to	$1.00	$0	0.19%	0.00%	to	0.00%	0.71%		to	0.71%
2013	—	$0.99	to	$0.99	$0	0.66%	0.00%	to	0.00%	(0.49%)		to	(0.49%)
CTIVP Westfield Mid Cap Gro, Cl 2
2017	7	$1.72	to	$1.72	$13	—	0.00%	to	0.00%	22.65%		to	22.65%
2016	6	$1.40	to	$1.40	$8	—	0.00%	to	0.00%	3.42%		to	3.42%
2015	13	$1.35	to	$1.35	$17	—	0.00%	to	0.00%	(3.00%)		to	(3.00%)
2014	1	$1.39	to	$1.39	$1	—	0.00%	to	0.00%	9.06%		to	9.06%
2013	0	$1.28	to	$1.28	$0	—	0.00%	to	0.00%	27.69%		to	27.69%
Deutsche Alt Asset Alloc VIP, Cl B
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%		to	6.05%
2016	123	$1.03	to	$0.94	$122	2.15%	0.00%	to	0.90%	4.99%		to	4.05%
2015	159	$0.98	to	$0.91	$149	2.21%	0.00%	to	0.90%	(6.54%)		to	(7.38%)
2014	45	$1.05	to	$0.98	$45	0.49%	0.00%	to	0.90%	3.24%		to	(2.90	%)(8)
2013	4	$1.01	to	$1.01	$4	0.33%	0.00%	to	0.00%	0.75%		to	0.75%
EV VT Floating-Rate Inc, Init Cl
2017	781	$1.12	to	$1.32	$1,132	3.26%	0.30%	to	0.90%	3.11%		to	2.49%
2016	760	$1.09	to	$1.29	$1,090	3.49%	0.30%	to	0.90%	8.62%		to	7.97%
2015	781	$1.00	to	$1.19	$1,032	3.33%	0.30%	to	0.90%	(1.28%)		to	(1.88%)
2014	861	$1.01	to	$1.22	$1,133	3.15%	0.30%	to	0.90%	0.27%		to	(0.33%)
2013	964	$1.01	to	$1.22	$1,254	3.49%	0.30%	to	0.90%	1.14	%(6)	to	2.92%
Fid VIP Contrafund, Serv Cl 2
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%		to	20.50%
2016	2,120	$1.57	to	$1.62	$3,802	0.59%	0.00%	to	0.90%	7.73%		to	6.77%
2015	2,431	$1.45	to	$1.51	$4,110	0.81%	0.00%	to	0.90%	0.42%		to	(0.48%)
2014	2,452	$1.45	to	$1.52	$4,138	0.74%	0.00%	to	0.90%	11.65%		to	10.65%
2013	2,519	$1.30	to	$1.38	$3,742	0.86%	0.00%	to	0.90%	30.95%		to	29.78%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	135

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Gro & Inc, Serv Cl
2017	1,456	$3.60	to	$2.28	$4,110	1.17%	0.45%	to	0.90%	16.25%		to	15.73%
2016	1,603	$3.10	to	$1.97	$3,912	1.61%	0.45%	to	0.90%	15.43%		to	14.91%
2015	1,850	$2.68	to	$1.71	$3,900	1.98%	0.45%	to	0.90%	(2.79%)		to	(3.23%)
2014	1,970	$2.76	to	$1.77	$4,280	1.65%	0.45%	to	0.90%	9.89%		to	9.40%
2013	2,176	$2.51	to	$1.62	$4,278	1.77%	0.45%	to	0.90%	32.86%		to	32.26%
Fid VIP Gro & Inc, Serv Cl 2
2017	1,347	$1.55	to	$2.64	$2,128	1.10%	0.30%	to	0.90%	16.26%		to	15.57%
2016	1,322	$1.33	to	$2.29	$1,972	1.55%	0.30%	to	0.90%	15.46%		to	14.77%
2015	1,427	$1.15	to	$1.99	$1,897	1.91%	0.30%	to	0.90%	(2.83%)		to	(3.41%)
2014	1,314	$1.19	to	$2.06	$2,012	1.57%	0.30%	to	0.90%	9.90%		to	9.24%
2013	1,077	$1.08	to	$1.89	$1,839	1.63%	0.30%	to	0.90%	11.42	%(6)	to	32.06%
Fid VIP Mid Cap, Serv Cl
2017	1,574	$3.61	to	$4.42	$6,341	0.61%	0.45%	to	0.90%	20.16%		to	19.62%
2016	1,765	$3.00	to	$3.69	$5,916	0.41%	0.45%	to	0.90%	11.61%		to	11.11%
2015	2,037	$2.69	to	$3.33	$6,143	0.39%	0.45%	to	0.90%	(1.94%)		to	(2.38%)
2014	2,206	$2.74	to	$3.41	$6,798	0.16%	0.45%	to	0.90%	5.72%		to	5.25%
2013	2,418	$2.60	to	$3.24	$7,084	0.41%	0.45%	to	0.90%	35.45%		to	34.84%
Fid VIP Mid Cap, Serv Cl 2
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%		to	19.46%
2016	2,841	$1.60	to	$3.53	$4,563	0.32%	0.00%	to	0.90%	11.92%		to	10.92%
2015	2,775	$1.43	to	$3.18	$4,395	0.25%	0.00%	to	0.90%	(1.63%)		to	(2.51%)
2014	2,296	$1.46	to	$3.26	$4,616	0.02%	0.00%	to	0.90%	6.03%		to	5.08%
2013	1,675	$1.37	to	$3.11	$4,660	0.28%	0.00%	to	0.90%	35.87%		to	34.65%
Fid VIP Overseas, Serv Cl
2017	738	$2.39	to	$1.70	$1,440	1.32%	0.45%	to	0.90%	29.52%		to	28.94%
2016	806	$1.85	to	$1.32	$1,215	1.36%	0.45%	to	0.90%	(5.55%)		to	(5.97%)
2015	829	$1.95	to	$1.40	$1,329	1.31%	0.45%	to	0.90%	3.03%		to	2.56%
2014	846	$1.90	to	$1.37	$1,308	1.23%	0.45%	to	0.90%	(8.57%)		to	(8.98%)
2013	914	$2.07	to	$1.50	$1,542	1.27%	0.45%	to	0.90%	29.79%		to	29.21%
Fid VIP Overseas, Serv Cl 2
2017	905	$1.32	to	$2.39	$1,236	1.26%	0.30%	to	0.90%	29.60%		to	28.83%
2016	833	$1.01	to	$1.85	$977	1.26%	0.30%	to	0.90%	(5.55%)		to	(6.11%)
2015	754	$1.07	to	$1.97	$1,036	1.19%	0.30%	to	0.90%	2.99%		to	2.37%
2014	654	$1.04	to	$1.93	$978	1.09%	0.30%	to	0.90%	(8.57%)		to	(9.12%)
2013	559	$1.14	to	$2.12	$1,135	1.17%	0.30%	to	0.90%	13.33	%(6)	to	29.00%
Fid VIP Strategic Inc, Serv Cl 2
2017	8	$1.19	to	$1.19	$10	4.13%	0.00%	to	0.00%	7.54%		to	7.54%
2016	3	$1.11	to	$1.11	$4	2.90%	0.00%	to	0.00%	8.02%		to	8.02%
2015	10	$1.03	to	$1.03	$10	37.36%	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2014	—	$1.05	to	$1.05	$0	2.26%	0.00%	to	0.00%	3.38%		to	3.38%
2013	0	$1.01	to	$1.01	$0	19.34%	0.00%	to	0.00%	0.04	%(7)	to	0.04	%(7)
Frank Global Real Est, Cl 2
2017	1,054	$1.27	to	$2.60	$2,420	3.14%	0.30%	to	0.90%	10.14%		to	9.49%
2016	1,133	$1.15	to	$2.37	$2,408	1.20%	0.30%	to	0.90%	0.24%		to	(0.36%)
2015	1,195	$1.15	to	$2.38	$2,562	3.24%	0.30%	to	0.90%	0.27%		to	(0.33%)
2014	1,223	$1.15	to	$2.39	$2,784	0.45%	0.30%	to	0.90%	14.66%		to	13.98%
2013	1,271	$1.00	to	$2.10	$2,602	4.57%	0.30%	to	0.90%	4.54	%(6)	to	1.40%
Frank Inc, Cl 2
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%		to	8.69%
2016	149	$1.17	to	$1.00	$149	4.94%	0.00%	to	0.90%	14.02%		to	13.00%
2015	97	$1.02	to	$0.88	$86	4.61%	0.00%	to	0.90%	(7.05%)		to	(7.89%)
2014	116	$1.10	to	$0.96	$112	0.02%	0.00%	to	0.90%	4.62%		to	(5.08	%)(8)
2013	—	$1.05	to	$1.05	$0	—	0.00%	to	0.00%	2.68	%(7)	to	2.68	%(7)

136	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Mutual Shares, Cl 2
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%		to	7.38%
2016	775	$1.51	to	$2.29	$1,712	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
2015	899	$1.30	to	$1.99	$1,729	3.02%	0.00%	to	0.90%	(4.94%)		to	(5.79%)
2014	919	$1.37	to	$2.11	$1,924	1.98%	0.00%	to	0.90%	7.12%		to	6.16%
2013	994	$1.28	to	$1.99	$1,964	2.13%	0.00%	to	0.90%	28.26%		to	27.11%
Frank Sm Cap Val, Cl 2
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%		to	9.66%
2016	800	$1.76	to	$4.09	$2,522	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
2015	850	$1.35	to	$3.17	$2,134	0.64%	0.00%	to	0.90%	(7.39%)		to	(8.22%)
2014	839	$1.46	to	$3.46	$2,540	0.62%	0.00%	to	0.90%	0.57%		to	(0.33%)
2013	817	$1.45	to	$3.47	$2,679	1.30%	0.00%	to	0.90%	36.23%		to	35.02%
GS VIT Mid Cap Val, Inst
2017	1,980	$1.38	to	$4.33	$6,052	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
2016	1,955	$1.24	to	$3.93	$5,944	1.36%	0.30%	to	0.90%	13.19%		to	12.52%
2015	2,085	$1.10	to	$3.49	$5,805	0.40%	0.30%	to	0.90%	(9.36%)		to	(9.90%)
2014	1,997	$1.21	to	$3.88	$6,716	0.98%	0.30%	to	0.90%	13.23%		to	12.55%
2013	2,045	$1.07	to	$3.45	$6,469	0.87%	0.30%	to	0.90%	11.69	%(6)	to	31.70%
GS VIT Multi-Strategy Alt, Advisor
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%		to	4.20%
2016	61	$0.93	to	$0.91	$56	0.91%	0.00%	to	0.90%	0.27%		to	(0.62%)
2015	35	$0.92	to	$0.91	$32	2.67%	0.00%	to	0.90%	(4.89%)		to	(5.74%)
2014	19	$0.97	to	$0.97	$19	7.20%	0.00%	to	0.90%	(2.82	%)(8)	to	(3.26	%)(8)
GS VIT Sm Cap Eq Insights, Inst
2017	136	$4.01	to	$3.10	$479	0.58%	0.45%	to	0.90%	11.07%		to	10.57%
2016	133	$3.61	to	$2.81	$423	1.18%	0.45%	to	0.90%	22.65%		to	22.10%
2015	147	$2.94	to	$2.30	$378	0.29%	0.45%	to	0.90%	(2.37%)		to	(2.80%)
2014	156	$3.01	to	$2.36	$411	0.77%	0.45%	to	0.90%	6.45%		to	5.97%
2013	166	$2.83	to	$2.23	$414	0.98%	0.45%	to	0.90%	35.01%		to	34.41%
GS VIT U.S. Eq Insights, Inst
2017	900	$1.74	to	$2.23	$2,588	1.36%	0.30%	to	0.90%	23.70%		to	22.96%
2016	1,033	$1.41	to	$1.81	$2,375	1.31%	0.30%	to	0.90%	10.40%		to	9.74%
2015	1,109	$1.28	to	$1.65	$2,300	1.35%	0.30%	to	0.90%	(0.31%)		to	(0.91%)
2014	1,220	$1.28	to	$1.67	$2,416	1.44%	0.30%	to	0.90%	16.02%		to	15.32%
2013	1,364	$1.10	to	$1.44	$2,232	1.12%	0.30%	to	0.90%	14.38	%(6)	to	36.29%
Invesco VI Am Fran, Ser I
2017	257	$1.98	to	$1.93	$503	0.08%	0.45%	to	0.90%	26.77%		to	26.20%
2016	299	$1.56	to	$1.53	$462	—	0.45%	to	0.90%	1.81%		to	1.35%
2015	349	$1.53	to	$1.51	$531	—	0.45%	to	0.90%	4.54%		to	4.07%
2014	426	$1.46	to	$1.45	$619	0.04%	0.45%	to	0.90%	7.95%		to	7.47%
2013	340	$1.36	to	$1.35	$460	0.43%	0.45%	to	0.90%	39.51%		to	38.88%
Invesco VI Am Fran, Ser II
2017	550	$1.70	to	$1.90	$944	—	0.30%	to	0.90%	26.65%		to	25.89%
2016	587	$1.34	to	$1.51	$818	—	0.30%	to	0.90%	1.71%		to	1.11%
2015	621	$1.32	to	$1.49	$865	—	0.30%	to	0.90%	4.44%		to	3.81%
2014	590	$1.26	to	$1.44	$822	—	0.30%	to	0.90%	7.84%		to	7.20%
2013	545	$1.17	to	$1.34	$724	0.25%	0.30%	to	0.90%	19.48	%(6)	to	38.54%
Invesco VI Bal Risk Alloc, Ser II
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%		to	8.85%
2016	141	$1.13	to	$1.05	$150	0.22%	0.00%	to	0.90%	11.51%		to	10.52%
2015	101	$1.01	to	$0.95	$98	5.03%	0.00%	to	0.90%	(4.40%)		to	(5.26%)
2014	12	$1.06	to	$1.00	$13	—	0.00%	to	0.90%	5.71%		to	(1.24	%)(8)
2013	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	(0.81	%)(7)	to	(0.81	%)(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	137

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Comstock, Ser II
2017	136	$1.51	to	$1.77	$289	2.03%	0.30%	to	0.90%	17.22%		to	16.52%
2016	156	$1.28	to	$1.52	$275	1.26%	0.30%	to	0.90%	16.64%		to	15.94%
2015	199	$1.10	to	$1.31	$294	1.66%	0.30%	to	0.90%	(6.48%)		to	(7.03%)
2014	210	$1.18	to	$1.41	$321	1.20%	0.30%	to	0.90%	8.77%		to	8.12%
2013	421	$1.08	to	$1.30	$569	1.56%	0.30%	to	0.90%	11.89	%(6)	to	34.44%
Invesco VI Core Eq, Ser I
2017	3,152	$2.73	to	$3.29	$10,178	1.02%	0.45%	to	0.90%	12.67%		to	12.16%
2016	3,530	$2.42	to	$2.93	$10,164	0.75%	0.45%	to	0.90%	9.77%		to	9.28%
2015	3,930	$2.21	to	$2.69	$10,319	1.11%	0.45%	to	0.90%	(6.19%)		to	(6.62%)
2014	4,278	$2.35	to	$2.88	$12,048	0.85%	0.45%	to	0.90%	7.66%		to	7.18%
2013	4,662	$2.19	to	$2.68	$12,257	1.38%	0.45%	to	0.90%	28.67%		to	28.09%
Invesco VI Div Divd, Ser I
2017	598	$1.51	to	$1.94	$1,162	1.67%	0.30%	to	0.90%	8.25%		to	7.60%
2016	708	$1.39	to	$1.80	$1,281	1.47%	0.30%	to	0.90%	14.47%		to	13.79%
2015	407	$1.21	to	$1.59	$649	1.77%	0.30%	to	0.90%	1.76%		to	1.15%
2014	398	$1.19	to	$1.57	$627	1.73%	0.30%	to	0.90%	12.49%		to	11.82%
2013	415	$1.06	to	$1.40	$583	2.64%	0.30%	to	0.90%	9.96	%(6)	to	29.86%
Invesco VI Intl Gro, Ser II
2017	753	$1.30	to	$1.29	$1,306	1.25%	0.30%	to	0.90%	22.36%		to	21.63%
2016	896	$1.06	to	$1.06	$1,187	1.19%	0.30%	to	0.90%	(0.99%)		to	(1.58%)
2015	860	$1.07	to	$1.08	$1,160	1.35%	0.30%	to	0.90%	(2.91%)		to	(3.49%)
2014	803	$1.10	to	$1.12	$1,100	1.43%	0.30%	to	0.90%	(0.21%)		to	(0.81%)
2013	743	$1.11	to	$1.13	$1,038	1.02%	0.30%	to	0.90%	10.65	%(6)	to	17.65%
Invesco VI Mid Cap Gro, Ser I
2017	395	$1.48	to	$1.73	$683	—	0.30%	to	0.90%	22.13%		to	21.40%
2016	451	$1.22	to	$1.42	$642	—	0.30%	to	0.90%	0.45%		to	(0.15%)
2015	309	$1.21	to	$1.42	$442	—	0.30%	to	0.90%	0.90%		to	0.30%
2014	313	$1.20	to	$1.42	$447	—	0.30%	to	0.90%	7.71%		to	7.07%
2013	314	$1.11	to	$1.33	$418	0.40%	0.30%	to	0.90%	14.88	%(6)	to	35.79%
Invesco VI Tech, Ser I
2017	163	$1.73	to	$2.94	$511	—	0.30%	to	0.90%	34.73%		to	33.93%
2016	172	$1.29	to	$2.19	$395	—	0.30%	to	0.90%	(1.05%)		to	(1.64%)
2015	177	$1.30	to	$2.23	$407	—	0.30%	to	0.90%	6.50%		to	5.86%
2014	168	$1.22	to	$2.11	$367	—	0.30%	to	0.90%	10.72%		to	10.06%
2013	182	$1.10	to	$1.92	$356	—	0.30%	to	0.90%	12.72	%(6)	to	24.02%
Ivy VIP Asset Strategy
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%		to	17.22%
2016	99	$0.92	to	$0.84	$85	0.64%	0.00%	to	0.90%	(2.57%)		to	(3.44%)
2015	305	$0.95	to	$0.87	$279	0.40%	0.00%	to	0.90%	(8.35%)		to	(9.17%)
2014	302	$1.03	to	$0.96	$304	0.59%	0.00%	to	0.90%	(5.26%)		to	(4.86	%)(8)
2013	—	$1.09	to	$1.09	$0	—	0.00%	to	0.00%	4.56	%(7)	to	4.56	%(7)
Janus Henderson Enterprise, Serv
2017	177	$4.68	to	$2.05	$622	0.15%	0.45%	to	0.90%	26.52%		to	25.95%
2016	194	$3.70	to	$1.62	$532	0.02%	0.45%	to	0.90%	11.60%		to	11.10%
2015	226	$3.31	to	$1.46	$535	0.52%	0.45%	to	0.90%	3.30%		to	2.84%
2014	245	$3.21	to	$1.42	$556	0.03%	0.45%	to	0.90%	11.74%		to	11.24%
2013	257	$2.87	to	$1.28	$522	0.37%	0.45%	to	0.90%	31.45%		to	30.86%
Janus Henderson Flex Bond, Serv
2017	1	$1.11	to	$1.11	$2	2.60%	0.00%	to	0.00%	3.35%		to	3.35%
2016	1	$1.08	to	$1.08	$1	2.29%	0.00%	to	0.00%	2.22%		to	2.22%
2015	0	$1.05	to	$1.05	$0	2.20%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
2014	0	$1.05	to	$1.05	$0	3.22%	0.00%	to	0.00%	4.69%		to	4.69%
2013	—	$1.01	to	$1.01	$0	4.01%	0.00%	to	0.00%	0.04	%(7)	to	0.04	%(7)

138	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson Gbl Alloc Mod, Srv
2017	2	$1.40	to	$1.40	$3	0.86%	0.00%	to	0.00%	16.25%		to	16.25%
2016	1	$1.20	to	$1.20	$1	1.62%	0.00%	to	0.00%	2.95%		to	2.95%
2015	0	$1.17	to	$1.17	$0	0.83%	0.00%	to	0.00%	(2.36%)		to	(2.36%)
2014	0	$1.20	to	$1.20	$0	2.95%	0.00%	to	0.00%	3.22%		to	3.22%
2013	—	$1.16	to	$1.16	$0	1.44%	0.00%	to	0.00%	14.68%		to	14.68%
Janus Henderson Global Tech, Serv
2017	601	$2.11	to	$1.76	$1,516	—	0.30%	to	0.90%	44.48%		to	43.62%
2016	666	$1.46	to	$1.23	$1,133	0.09%	0.30%	to	0.90%	13.51%		to	12.83%
2015	768	$1.29	to	$1.09	$1,153	—	0.30%	to	0.90%	4.33%		to	3.71%
2014	805	$1.24	to	$1.05	$1,118	—	0.30%	to	0.90%	9.02%		to	8.37%
2013	1,164	$1.13	to	$0.97	$1,342	—	0.30%	to	0.90%	15.23	%(6)	to	34.18%
Janus Henderson Overseas, Serv
2017	1,304	$1.07	to	$1.66	$2,189	1.59%	0.30%	to	0.90%	30.41%		to	29.63%
2016	1,462	$0.82	to	$1.28	$1,881	4.64%	0.30%	to	0.90%	(6.99%)		to	(7.54%)
2015	1,625	$0.89	to	$1.38	$2,283	0.51%	0.30%	to	0.90%	(9.08%)		to	(9.62%)
2014	1,700	$0.97	to	$1.53	$2,726	2.98%	0.30%	to	0.90%	(12.36%)		to	(12.89%)
2013	1,841	$1.11	to	$1.76	$3,383	3.05%	0.30%	to	0.90%	14.24	%(6)	to	13.26%
Janus Henderson Res, Serv
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%		to	26.42%
2016	255	$1.55	to	$1.55	$435	0.38%	0.00%	to	0.90%	0.27%		to	(0.63%)
2015	298	$1.54	to	$1.55	$506	0.45%	0.00%	to	0.90%	5.07%		to	4.13%
2014	341	$1.47	to	$1.49	$550	0.22%	0.00%	to	0.90%	12.73%		to	11.72%
2013	412	$1.30	to	$1.34	$597	0.66%	0.00%	to	0.90%	29.99%		to	28.83%
Lazard Ret Global Dyn MA, Serv
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%		to	19.45%
2016	69	$1.13	to	$1.00	$70	0.27%	0.00%	to	0.90%	3.31%		to	2.38%
2015	53	$1.09	to	$0.98	$53	—	0.00%	to	0.90%	(0.44%)		to	(1.34%)
2014	46	$1.10	to	$0.99	$46	3.02%	0.00%	to	0.90%	2.68%		to	(1.84	%)(8)
2013	—	$1.07	to	$1.07	$0	1.43%	0.00%	to	0.00%	4.16	%(7)	to	4.16	%(7)
MFS Mass Inv Gro Stock, Serv Cl
2017	1,670	$1.32	to	$1.30	$2,190	0.42%	0.30%	to	0.90%	27.72%		to	26.96%
2016	1,877	$1.04	to	$1.02	$1,932	0.39%	0.30%	to	0.90%	5.53%		to	4.89%
2015	1,863	$0.98	to	$0.98	$1,824	0.59%	0.30%	to	0.90%	(1.85	%)(9)	to	(2.30	%)(9)
MFS New Dis, Serv Cl
2017	539	$1.39	to	$2.37	$1,565	—	0.30%	to	0.90%	25.95%		to	25.20%
2016	623	$1.10	to	$1.89	$1,435	—	0.30%	to	0.90%	8.47%		to	7.83%
2015	692	$1.02	to	$1.76	$1,462	—	0.30%	to	0.90%	(2.44%)		to	(3.02%)
2014	769	$1.04	to	$1.81	$1,639	—	0.30%	to	0.90%	(7.77%)		to	(8.32%)
2013	979	$1.13	to	$1.98	$2,236	—	0.30%	to	0.90%	16.41	%(6)	to	39.95%
MFS Utilities, Serv Cl
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%		to	13.47%
2016	549	$1.27	to	$3.73	$1,422	3.67%	0.00%	to	0.90%	11.23%		to	10.24%
2015	581	$1.14	to	$3.38	$1,395	4.00%	0.00%	to	0.90%	(14.76%)		to	(15.52%)
2014	552	$1.34	to	$4.00	$1,782	1.85%	0.00%	to	0.90%	12.47%		to	11.46%
2013	531	$1.19	to	$3.59	$1,701	2.17%	0.00%	to	0.90%	20.21%		to	19.14%
MS VIF Global Real Est, Cl II
2017	255	$1.25	to	$1.16	$367	2.41%	0.30%	to	0.90%	9.38%		to	8.73%
2016	318	$1.14	to	$1.07	$385	1.39%	0.30%	to	0.90%	2.81%		to	2.20%
2015	412	$1.11	to	$1.05	$476	2.28%	0.30%	to	0.90%	(1.71%)		to	(2.30%)
2014	407	$1.13	to	$1.07	$472	0.73%	0.30%	to	0.90%	13.51%		to	12.83%
2013	403	$1.00	to	$0.95	$396	3.33%	0.30%	to	0.90%	4.24	%(6)	to	1.71%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	139

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Mid Cap Gro, Cl II
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%		to	37.36%
2016	132	$1.22	to	$1.34	$198	—	0.00%	to	0.90%	(8.84%)		to	(9.66%)
2015	137	$1.34	to	$1.48	$227	—	0.00%	to	0.90%	(5.99%)		to	(6.83%)
2014	157	$1.43	to	$1.59	$275	—	0.00%	to	0.90%	1.84%		to	0.93%
2013	171	$1.40	to	$1.58	$307	0.23%	0.00%	to	0.90%	37.48%		to	36.25%
NB AMT Sus Eq, Cl S
2017	5	$1.94	to	$1.94	$9	0.32%	0.00%	to	0.00%	18.11%		to	18.11%
2016	6	$1.64	to	$1.64	$9	0.50%	0.00%	to	0.00%	9.64%		to	9.64%
2015	6	$1.50	to	$1.50	$8	0.33%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
2014	4	$1.50	to	$1.50	$7	0.14%	0.00%	to	0.00%	10.11%		to	10.11%
2013	—	$1.37	to	$1.37	$0	0.57%	0.00%	to	0.00%	37.42%		to	37.42%
NB AMT US Eq Index PW Strat, Cl S
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%		to	5.73%
2016	9	$0.93	to	$0.91	$9	—	0.00%	to	0.90%	(0.65%)		to	(1.53%)
2015	0	$0.94	to	$0.93	$1	—	0.00%	to	0.90%	(5.06%)		to	(5.92%)
2014	—	$0.99	to	$0.99	$0	—	0.00%	to	0.90%	(1.19	%)(8)	to	(1.64	%)(8)
Oppen Global VA, Serv
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
2016	639	$1.40	to	$1.48	$1,075	0.77%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
2015	588	$1.41	to	$1.49	$994	1.09%	0.00%	to	0.90%	3.67%		to	2.74%
2014	581	$1.36	to	$1.45	$938	0.87%	0.00%	to	0.90%	2.06%		to	1.14%
2013	556	$1.33	to	$1.44	$870	1.21%	0.00%	to	0.90%	26.99%		to	25.85%
Oppen Global Strategic Inc VA, Srv
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%
2016	1,417	$1.07	to	$1.46	$2,094	4.58%	0.00%	to	0.90%	6.26%		to	5.31%
2015	1,518	$1.01	to	$1.39	$2,127	5.45%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	1,683	$1.04	to	$1.44	$2,425	3.90%	0.00%	to	0.90%	2.49%		to	1.57%
2013	1,858	$1.01	to	$1.41	$2,649	4.79%	0.00%	to	0.90%	0.00	%(7)	to	(1.26%)
Oppen Main St Sm Cap VA, Serv
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
2016	584	$1.79	to	$1.88	$1,168	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
2015	514	$1.52	to	$1.61	$903	0.61%	0.00%	to	0.90%	(6.09%)		to	(6.94%)
2014	491	$1.62	to	$1.73	$917	0.64%	0.00%	to	0.90%	11.65%		to	10.65%
2013	446	$1.45	to	$1.56	$747	0.70%	0.00%	to	0.90%	40.63%		to	39.36%
PIMCO VIT All Asset, Advisor Cl
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%		to	12.36%
2016	725	$1.05	to	$1.35	$1,017	2.42%	0.00%	to	0.90%	12.90%		to	11.90%
2015	880	$0.93	to	$1.21	$1,099	3.07%	0.00%	to	0.90%	(9.19%)		to	(10.00%)
2014	1,069	$1.02	to	$1.34	$1,477	4.59%	0.00%	to	0.90%	0.45%		to	(0.45%)
2013	1,619	$1.02	to	$1.35	$2,239	4.02%	0.00%	to	0.90%	0.12%		to	(0.79%)
PIMCO VIT Glb MA Man Alloc, Adv Cl
2017	3	$1.15	to	$1.15	$3	2.18%	0.00%	to	0.00%	13.99%		to	13.99%
2016	2	$1.01	to	$1.01	$2	2.63%	0.00%	to	0.00%	3.92%		to	3.92%
2015	2	$0.97	to	$0.97	$2	2.02%	0.00%	to	0.00%	(0.26%)		to	(0.26%)
2014	1	$0.97	to	$0.97	$1	2.56%	0.00%	to	0.00%	4.57%		to	4.57%
2013	0	$0.93	to	$0.93	$0	1.44%	0.00%	to	0.00%	(7.91%)		to	(7.91%)
PIMCO VIT Tot Return, Advisor Cl
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%		to	3.87%
2016	120	$1.07	to	$1.03	$132	1.96%	0.00%	to	0.90%	2.58%		to	1.66%
2015	15	$1.04	to	$1.01	$24	5.38%	0.00%	to	0.90%	0.01%		to	(0.93%)
2014	5	$1.04	to	$1.02	$15	3.50%	0.00%	to	0.90%	4.53%		to	0.91	%(8)
2013	—	$1.00	to	$1.00	$2	3.02%	0.00%	to	0.00%	(0.59	%)(7)	to	(0.59	%)(7)

140	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Global Hlth Care, Cl IB
2017	337	$1.53	to	$3.05	$996	0.51%	0.30%	to	0.90%	14.95%		to	14.27%
2016	336	$1.33	to	$2.67	$868	—	0.30%	to	0.90%	(11.62%)		to	(12.14%)
2015	373	$1.51	to	$3.04	$1,077	7.21%	0.30%	to	0.90%	7.46%		to	6.82%
2014	300	$1.40	to	$2.84	$825	8.88%	0.30%	to	0.90%	27.26%		to	26.50%
2013	280	$1.10	to	$2.25	$608	1.00%	0.30%	to	0.90%	13.46	%(6)	to	40.39%
Put VT Hi Yield, Cl IB
2017	177	$2.39	to	$2.72	$457	6.01%	0.45%	to	0.90%	6.50%		to	6.02%
2016	218	$2.24	to	$2.56	$526	6.26%	0.45%	to	0.90%	15.03%		to	14.51%
2015	225	$1.95	to	$2.24	$473	6.89%	0.45%	to	0.90%	(5.77%)		to	(6.20%)
2014	239	$2.07	to	$2.38	$536	6.04%	0.45%	to	0.90%	1.11%		to	0.64%
2013	251	$2.05	to	$2.37	$558	7.11%	0.45%	to	0.90%	7.37%		to	6.89%
Put VT Intl Eq, Cl IB
2017	133	$1.29	to	$2.12	$271	2.19%	0.30%	to	0.90%	26.20%		to	25.45%
2016	148	$1.02	to	$1.69	$239	3.48%	0.30%	to	0.90%	(2.75%)		to	(3.33%)
2015	158	$1.05	to	$1.75	$260	1.13%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2014	150	$1.05	to	$1.76	$247	0.81%	0.30%	to	0.90%	(7.06%)		to	(7.61%)
2013	99	$1.13	to	$1.91	$190	1.33%	0.30%	to	0.90%	13.11	%(6)	to	26.92%
Put VT Sus Leaders, Cl IA
2017	2,814	$3.87	to	$3.34	$9,537	0.86%	0.45%	to	0.90%	28.98%		to	28.40%
2016	3,110	$3.00	to	$2.61	$8,204	0.95%	0.45%	to	0.90%	7.58%		to	7.10%
2015	3,361	$2.79	to	$2.43	$8,249	1.89%	0.45%	to	0.90%	(0.52%)		to	(0.97%)
2014	3,555	$2.80	to	$2.46	$8,808	0.52%	0.45%	to	0.90%	13.29%		to	12.78%
2013	3,876	$2.47	to	$2.18	$8,507	0.74%	0.45%	to	0.90%	36.13%		to	35.52%
Put VT Sus Leaders, Cl IB
2017	49	$1.76	to	$2.53	$126	0.68%	0.30%	to	0.90%	28.84%		to	28.07%
2016	71	$1.37	to	$1.98	$141	1.33%	0.30%	to	0.90%	7.47%		to	6.82%
2015	274	$1.27	to	$1.85	$514	1.67%	0.30%	to	0.90%	(0.59%)		to	(1.18%)
2014	285	$1.28	to	$1.87	$539	0.30%	0.30%	to	0.90%	13.15%		to	12.47%
2013	272	$1.13	to	$1.66	$456	0.50%	0.30%	to	0.90%	16.44	%(6)	to	35.22%
Royce Micro-Cap, Invest Cl
2017	730	$2.59	to	$3.33	$2,144	0.67%	0.45%	to	0.90%	4.71%		to	4.25%
2016	773	$2.47	to	$3.19	$2,183	0.72%	0.45%	to	0.90%	19.18%		to	18.64%
2015	839	$2.07	to	$2.69	$1,993	—	0.45%	to	0.90%	(12.85%)		to	(13.24%)
2014	926	$2.38	to	$3.10	$2,544	—	0.45%	to	0.90%	(4.01%)		to	(4.44%)
2013	1,029	$2.48	to	$3.24	$2,962	0.50%	0.45%	to	0.90%	20.44%		to	19.90%
Temp Global Bond, Cl 2
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%		to	1.01%
2016	120	$1.02	to	$0.95	$115	—	0.00%	to	0.90%	2.94%		to	2.02%
2015	64	$0.99	to	$0.94	$61	8.17%	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2014	15	$1.04	to	$0.99	$16	3.97%	0.00%	to	0.90%	1.83%		to	(1.76	%)(8)
2013	0	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	0.38	%(7)	to	0.38	%(7)
Third Ave Val
2017	869	$2.51	to	$2.78	$2,287	0.84%	0.45%	to	0.90%	13.08%		to	12.57%
2016	959	$2.22	to	$2.47	$2,240	0.80%	0.45%	to	0.90%	11.72%		to	11.22%
2015	1,128	$1.99	to	$2.22	$2,371	3.32%	0.45%	to	0.90%	(9.30%)		to	(9.71%)
2014	1,200	$2.19	to	$2.46	$2,785	2.95%	0.45%	to	0.90%	3.91%		to	3.44%
2013	1,319	$2.11	to	$2.38	$2,953	3.34%	0.45%	to	0.90%	18.44%		to	17.90%
VanEck VIP Global Gold, Cl S
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%		to	10.63%
2016	87	$0.91	to	$0.84	$74	0.15%	0.00%	to	0.90%	47.94%		to	46.62%
2015	21	$0.61	to	$0.57	$12	—	0.00%	to	0.90%	(24.16%)		to	(24.84%)
2014	3	$0.81	to	$0.76	$3	0.05%	0.00%	to	0.90%	(6.04%)		to	(30.79	%)(8)
2013	—	$0.86	to	$0.86	$0	—	0.00%	to	0.00%	(13.73	%)(7)	to	(13.73	%)(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	141

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Aggr, Cl 2
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%		to	17.85%
2016	8,158	$1.35	to	$1.57	$12,162	—	0.00%	to	0.90%	5.91%		to	4.96%
2015	7,413	$1.27	to	$1.49	$10,765	—	0.00%	to	0.90%	(0.76%)		to	(1.65%)
2014	6,859	$1.28	to	$1.52	$10,138	—	0.00%	to	0.90%	5.53%		to	4.58%
2013	5,304	$1.22	to	$1.45	$7,552	—	0.00%	to	0.90%	20.74%		to	19.65%
VP Aggr, Cl 4
2017	11,043	$1.40	to	$1.85	$19,448	—	0.30%	to	0.90%	18.52%		to	17.81%
2016	11,858	$1.18	to	$1.57	$18,133	—	0.30%	to	0.90%	5.66%		to	5.02%
2015	12,136	$1.12	to	$1.50	$17,702	—	0.30%	to	0.90%	(1.05%)		to	(1.65%)
2014	12,398	$1.13	to	$1.52	$18,508	—	0.30%	to	0.90%	5.20%		to	4.57%
2013	12,590	$1.07	to	$1.45	$18,296	—	0.30%	to	0.90%	9.58	%(6)	to	19.62%
VP Col Wanger Intl Eq, Cl 2
2017	107	$1.55	to	$1.55	$166	0.73%	0.00%	to	0.00%	31.93%		to	31.93%
2016	69	$1.17	to	$1.17	$81	1.44%	0.00%	to	0.00%	(0.78%)		to	(0.78%)
2015	67	$1.18	to	$1.18	$79	1.54%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	19	$1.20	to	$1.20	$23	1.74%	0.00%	to	0.00%	(4.05%)		to	(4.05%)
2013	2	$1.25	to	$1.25	$3	0.89%	0.00%	to	0.00%	22.02%		to	22.02%
VP Conserv, Cl 2
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%		to	6.46%
2016	456	$1.12	to	$1.22	$558	—	0.00%	to	0.90%	3.44%		to	2.51%
2015	452	$1.08	to	$1.19	$540	—	0.00%	to	0.90%	(0.16%)		to	(1.06%)
2014	462	$1.08	to	$1.20	$557	—	0.00%	to	0.90%	4.24%		to	3.30%
2013	594	$1.04	to	$1.16	$692	—	0.00%	to	0.90%	3.18%		to	2.24%
VP Conserv, Cl 4
2017	657	$1.16	to	$1.30	$866	—	0.30%	to	0.90%	7.02%		to	6.38%
2016	781	$1.09	to	$1.22	$962	—	0.30%	to	0.90%	3.13%		to	2.51%
2015	693	$1.05	to	$1.19	$829	—	0.30%	to	0.90%	(0.46%)		to	(1.06%)
2014	861	$1.06	to	$1.20	$1,037	—	0.30%	to	0.90%	4.03%		to	3.39%
2013	2,039	$1.02	to	$1.16	$2,369	—	0.30%	to	0.90%	2.71	%(6)	to	2.16%
VP Man Vol Conserv, Cl 2
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%		to	6.92%
2016	36	$1.03	to	$1.01	$37	—	0.00%	to	0.90%	3.06%		to	2.13%
2015	30	$1.00	to	$0.99	$30	—	0.00%	to	0.90%	(1.13%)		to	(2.03%)
2014	40	$1.01	to	$1.01	$41	—	0.00%	to	0.90%	0.67	%(8)	to	0.21	%(8)
VP Man Vol Conserv Gro, Cl 2
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%		to	10.20%
2016	62	$1.03	to	$1.00	$62	—	0.00%	to	0.90%	3.17%		to	2.24%
2015	31	$0.99	to	$0.98	$30	—	0.00%	to	0.90%	(1.83%)		to	(2.71%)
2014	—	$1.01	to	$1.01	$0	—	0.00%	to	0.90%	0.55	%(8)	to	0.10	%(8)
VP Man Vol Gro, Cl 2
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%		to	16.43%
2016	1,304	$1.01	to	$0.99	$1,292	—	0.00%	to	0.90%	3.37%		to	2.44%
2015	1,364	$0.98	to	$0.96	$1,318	—	0.00%	to	0.90%	(3.34%)		to	(4.21%)
2014	1,257	$1.01	to	$1.01	$1,266	—	0.00%	to	0.90%	0.34	%(8)	to	(0.11	%)(8)
VP Man Vol Mod Gro, Cl 2
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%		to	13.32%
2016	615	$1.02	to	$1.00	$622	—	0.00%	to	0.90%	3.42%		to	2.49%
2015	595	$0.99	to	$0.97	$584	—	0.00%	to	0.90%	(2.52%)		to	(3.40%)
2014	150	$1.01	to	$1.01	$152	—	0.00%	to	0.90%	0.57	%(8)	to	0.12	%(8)

142	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod, Cl 2
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%		to	12.21%
2016	16,812	$1.23	to	$1.40	$23,295	—	0.00%	to	0.90%	4.63%		to	3.70%
2015	17,283	$1.17	to	$1.35	$23,057	—	0.00%	to	0.90%	(0.56%)		to	(1.45%)
2014	17,227	$1.18	to	$1.37	$23,454	—	0.00%	to	0.90%	5.06%		to	4.12%
2013	15,914	$1.12	to	$1.32	$20,966	—	0.00%	to	0.90%	11.36%		to	10.35%
VP Mod, Cl 4
2017	26,048	$1.28	to	$1.58	$40,666	—	0.30%	to	0.90%	12.87%		to	12.19%
2016	27,471	$1.13	to	$1.40	$38,287	—	0.30%	to	0.90%	4.32%		to	3.69%
2015	28,089	$1.08	to	$1.35	$37,962	—	0.30%	to	0.90%	(0.85%)		to	(1.45%)
2014	29,433	$1.09	to	$1.37	$40,467	—	0.30%	to	0.90%	4.74%		to	4.11%
2013	30,538	$1.04	to	$1.32	$40,410	—	0.30%	to	0.90%	6.03	%(6)	to	10.42%
VP Mod Aggr, Cl 2
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%		to	15.11%
2016	19,493	$1.28	to	$1.49	$28,055	—	0.00%	to	0.90%	5.27%		to	4.32%
2015	19,073	$1.22	to	$1.42	$26,390	—	0.00%	to	0.90%	(0.73%)		to	(1.62%)
2014	17,168	$1.23	to	$1.45	$24,432	—	0.00%	to	0.90%	5.15%		to	4.20%
2013	14,647	$1.17	to	$1.39	$20,036	—	0.00%	to	0.90%	16.08%		to	15.03%
VP Mod Aggr, Cl 4
2017	36,588	$1.33	to	$1.71	$61,837	—	0.30%	to	0.90%	15.85%		to	15.15%
2016	37,017	$1.15	to	$1.49	$54,692	—	0.30%	to	0.90%	4.95%		to	4.32%
2015	39,365	$1.10	to	$1.43	$55,727	—	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2014	41,128	$1.11	to	$1.45	$59,724	—	0.30%	to	0.90%	4.90%		to	4.26%
2013	40,845	$1.06	to	$1.39	$56,902	—	0.30%	to	0.90%	7.75	%(6)	to	15.00%
VP Mod Conserv, Cl 2
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%		to	9.02%
2016	1,993	$1.17	to	$1.31	$2,624	—	0.00%	to	0.90%	3.97%		to	3.03%
2015	2,010	$1.13	to	$1.27	$2,568	—	0.00%	to	0.90%	(0.22%)		to	(1.12%)
2014	2,036	$1.13	to	$1.28	$2,628	—	0.00%	to	0.90%	4.77%		to	3.83%
2013	2,034	$1.08	to	$1.24	$2,524	—	0.00%	to	0.90%	7.12%		to	6.16%
VP Mod Conserv, Cl 4
2017	3,275	$1.22	to	$1.43	$4,719	—	0.30%	to	0.90%	9.59%		to	8.93%
2016	3,865	$1.11	to	$1.31	$5,050	—	0.30%	to	0.90%	3.73%		to	3.10%
2015	3,962	$1.07	to	$1.27	$5,026	—	0.30%	to	0.90%	(0.60%)		to	(1.20%)
2014	4,126	$1.08	to	$1.29	$5,324	—	0.30%	to	0.90%	4.45%		to	3.82%
2013	4,375	$1.03	to	$1.24	$5,432	—	0.30%	to	0.90%	4.46	%(6)	to	6.14%
VP Ptnrs Core Bond, Cl 2
2017	2	$1.09	to	$1.09	$2	2.36%	0.00%	to	0.00%	3.34%		to	3.34%
2016	4	$1.06	to	$1.06	$5	1.82%	0.00%	to	0.00%	2.23%		to	2.23%
2015	4	$1.03	to	$1.03	$4	1.79%	0.00%	to	0.00%	0.54%		to	0.54%
2014	2	$1.03	to	$1.03	$2	2.03%	0.00%	to	0.00%	5.11%		to	5.11%
2013	1	$0.98	to	$0.98	$1	1.83%	0.00%	to	0.00%	(2.49%)		to	(2.49%)
VP Ptnrs Sm Cap Gro, Cl 2
2017	7	$1.62	to	$1.62	$11	—	0.00%	to	0.00%	18.49%		to	18.49%
2016	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	6.38%		to	6.38%
2015	1	$1.29	to	$1.29	$1	—	0.00%	to	0.00%	(5.32%)		to	(5.32%)
2014	1	$1.36	to	$1.36	$1	—	0.00%	to	0.00%	(0.49%)		to	(0.49%)
2013	0	$1.37	to	$1.37	$0	—	0.00%	to	0.00%	39.89%		to	39.89%
VP Ptnrs Sm Cap Val, Cl 2
2017	2	$1.72	to	$1.72	$4	—	0.00%	to	0.00%	6.88%		to	6.88%
2016	0	$1.61	to	$1.61	$0	—	0.00%	to	0.00%	25.35%		to	25.35%
2015	0	$1.28	to	$1.28	$0	—	0.00%	to	0.00%	(9.45%)		to	(9.45%)
2014	0	$1.42	to	$1.42	$0	—	0.00%	to	0.00%	1.94%		to	1.94%
2013	—	$1.39	to	$1.39	$0	—	0.00%	to	0.00%	34.67%		to	34.67%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	143

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Sm Cap Val, Cl 3
2017	229	$1.34	to	$3.18	$676	—	0.30%	to	0.90%	6.70%		to	6.07%
2016	256	$1.25	to	$3.00	$731	—	0.30%	to	0.90%	25.16%		to	24.41%
2015	261	$1.00	to	$2.41	$609	—	0.30%	to	0.90%	(9.62%)		to	(10.17%)
2014	265	$1.11	to	$2.68	$688	—	0.30%	to	0.90%	1.76%		to	1.14%
2013	284	$1.09	to	$2.65	$748	—	0.30%	to	0.90%	13.13	%(6)	to	33.59%
Wanger Intl
2017	2,026	$1.38	to	$3.18	$5,342	1.22%	0.30%	to	0.90%	32.51%		to	31.73%
2016	2,002	$1.04	to	$2.42	$4,346	1.15%	0.30%	to	0.90%	(1.70%)		to	(2.29%)
2015	2,189	$1.06	to	$2.47	$4,955	1.45%	0.30%	to	0.90%	(0.20%)		to	(0.80%)
2014	2,170	$1.06	to	$2.49	$5,158	1.44%	0.30%	to	0.90%	(4.69%)		to	(5.26%)
2013	2,189	$1.12	to	$2.63	$5,675	2.63%	0.30%	to	0.90%	11.20	%(6)	to	21.27%
Wanger USA
2017	1,869	$1.53	to	$4.13	$6,223	—	0.30%	to	0.90%	19.22%		to	18.51%
2016	1,932	$1.28	to	$3.49	$5,751	—	0.30%	to	0.90%	13.35%		to	12.67%
2015	2,100	$1.13	to	$3.10	$5,663	—	0.30%	to	0.90%	(0.90%)		to	(1.50%)
2014	2,075	$1.14	to	$3.14	$6,022	—	0.30%	to	0.90%	4.47%		to	3.84%
2013	2,186	$1.09	to	$3.03	$6,465	0.14%	0.30%	to	0.90%	13.75	%(6)	to	32.55%
WF VT Index Asset Alloc, Cl 2
2017	307	$1.49	to	$2.60	$527	0.75%	0.30%	to	0.90%	11.92%		to	11.25%
2016	257	$1.33	to	$2.34	$457	0.88%	0.30%	to	0.90%	7.38%		to	6.71%
2015	293	$1.24	to	$2.19	$473	1.03%	0.30%	to	0.90%	0.95%		to	0.34%
2014	271	$1.23	to	$2.19	$450	1.53%	0.30%	to	0.90%	17.71%		to	17.00%
2013	217	$1.04	to	$1.87	$389	1.67%	0.30%	to	0.90%	8.27	%(6)	to	18.56%
WF VT Intl Eq, Cl 2
2017	612	$1.35	to	$2.04	$1,255	2.83%	0.30%	to	0.90%	23.97%		to	23.23%
2016	638	$1.09	to	$1.66	$1,061	2.81%	0.30%	to	0.90%	2.99%		to	2.37%
2015	653	$1.06	to	$1.62	$1,073	3.93%	0.30%	to	0.90%	1.50%		to	0.89%
2014	650	$1.04	to	$1.61	$1,058	2.70%	0.30%	to	0.90%	(5.64%)		to	(6.20%)
2013	666	$1.10	to	$1.71	$1,152	2.15%	0.30%	to	0.90%	9.22	%(6)	to	18.45%
WF VT Opp, Cl 2
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%		to	19.36%
2016	373	$1.61	to	$2.88	$1,008	2.05%	0.00%	to	0.90%	12.23%		to	11.23%
2015	353	$1.43	to	$2.59	$901	0.13%	0.00%	to	0.90%	(3.08%)		to	(3.95%)
2014	352	$1.48	to	$2.69	$956	0.06%	0.00%	to	0.90%	10.42%		to	9.43%
2013	371	$1.34	to	$2.46	$921	0.20%	0.00%	to	0.90%	30.68%		to	29.51%
WF VT Sm Cap Gro, Cl 2
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%		to	24.73%
2016	355	$1.48	to	$3.18	$784	—	0.00%	to	0.90%	7.75%		to	6.78%
2015	363	$1.38	to	$2.98	$775	—	0.00%	to	0.90%	(2.88%)		to	(3.75%)
2014	326	$1.42	to	$3.09	$790	—	0.00%	to	0.90%	(1.88%)		to	(2.76%)
2013	279	$1.44	to	$3.18	$846	—	0.00%	to	0.90%	50.22%		to	48.88%
WA Var Global Hi Yd Bond, Cl II
2017	1	$1.19	to	$1.19	$2	6.42%	0.00%	to	0.00%	8.43%		to	8.43%
2016	1	$1.09	to	$1.09	$1	8.96%	0.00%	to	0.00%	15.36%		to	15.36%
2015	—	$0.95	to	$0.95	$0	4.00%	0.00%	to	0.00%	(6.08%)		to	(6.08%)
2014	—	$1.01	to	$1.01	$0	3.59%	0.00%	to	0.00%	(1.51%)		to	(1.51%)
2013	—	$1.03	to	$1.03	$0	27.17%	0.00%	to	0.00%	0.83	%(7)	to	0.83	%(7)

(1)	The accumulation unit values and total returns are based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

144	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 26, 2013.
(6)	New subaccount operations commenced on Aug. 19, 2013.
(7)	New subaccount operations commenced on Oct. 21, 2013.
(8)	New subaccount operations commenced on June 30, 2014.
(9)	New subaccount operations commenced on March 27, 2015.
(10)	New subaccount operations commenced on April 28, 2017.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	145

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York as of December 31, 2017 and December 31, 2016, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2018

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2017	2016
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2017, $1,704,001; 2016, $1,723,511)	$1,807,243	$1,814,710
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2017 and 2016, $2,038)	149,365	131,733
Policy loans	48,656	47,423
Other investments	387	380
Total investments	2,005,651	1,994,246
Cash and cash equivalents	61,556	52,710
Reinsurance recoverables	145,410	140,513
Other receivables	8,391	11,848
Accrued investment income	16,682	18,003
Deferred acquisition costs	165,465	161,813
Other assets	128,352	153,261
Separate account assets	4,756,769	4,397,443
Total assets	$7,288,276	$6,929,837

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,932,768	$1,962,921
Other liabilities	157,688	152,578
Separate account liabilities	4,756,769	4,397,443
Total liabilities	6,847,225	6,512,942
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	291,562	273,890
Accumulated other comprehensive income, net of tax	40,563	34,079
Total shareholder’s equity	441,051	416,895
Total liabilities and shareholder’s equity	$7,288,276	$6,929,837

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2017	2016	2015
Revenues
Premiums	$23,515	$21,911	$23,091
Net investment income	79,910	83,832	85,903
Policy and contract charges	114,699	117,085	110,716
Other revenues	23,733	23,081	23,475
Net realized investment gains (losses)	2,880	1,175	(482)
Total revenues	244,737	247,084	242,703

Benefits and expenses
Benefits, claims, losses and settlement expenses	56,168	91,572	74,107
Interest credited to fixed accounts	47,968	47,349	48,138
Amortization of deferred acquisition costs	13,693	15,710	15,096
Other insurance and operating expenses	40,274	38,069	41,535
Total benefits and expenses	158,103	192,700	178,876
Pretax income (loss)	86,634	54,384	63,827
Income tax provision (benefit)	18,962	10,412	14,264
Net income	$67,672	$43,972	$49,563

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$(47)	$(776)
Portion of loss recognized in other comprehensive income (before taxes)	—	27	375
Net impairment losses recognized in net realized investment gains (losses)	$—	$(20)	$(401)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2017	2016	2015

Net income	$67,672	$43,972	$49,563
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	6,484	5,202	(26,677)
Total comprehensive income	$74,156	$49,174	$22,886

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2015	$2,000	$106,906	$255,355	$55,554	$419,815
Comprehensive income:
Net income	—	—	49,563	—	49,563
Other comprehensive income (loss), net of tax	—	—	—	(26,677)	(26,677)

Total comprehensive income					22,886
Tax adjustment on share-based incentive compensation plan	—	9	—	—	9
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)

Balances at December 31, 2015	2,000	106,915	279,918	28,877	417,710
Comprehensive income:
Net income	—	—	43,972	—	43,972
Other comprehensive income (loss), net of tax	—	—	—	5,202	5,202

Total comprehensive income					49,174
Tax adjustment on share-based incentive compensation plan	—	11	—	—	11
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2016	2,000	106,926	273,890	34,079	416,895
Comprehensive income:
Net income	—	—	67,672	—	67,672
Other comprehensive income (loss), net of tax	—	—	—	6,484	6,484

Total comprehensive income					74,156
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2017	$2,000	$106,926	$291,562	$40,563	$441,051

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2017	2016	2015
Cash Flows from Operating Activities
Net income	$67,672	$43,972	$49,563
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	3,759	3,982	3,499
Deferred income tax (benefit) expense	6,137	(4,851)	(3,557)
Contractholder and policyholder charges, non-cash	(24,038)	(22,842)	(21,737)
(Gain) loss from equity method investments	(35)	(16)	9
Net realized investment (gains) losses	(2,880)	(1,195)	81
Other-than-temporary impairments recognized in net realized investment gains (losses)	—	20	401
Changes in operating assets and liabilities:
Deferred acquisition costs	(4,467)	(2,793)	(3,965)
Policyholder account balances, future policy benefits and claims, net	(25,033)	18,532	41,444
Derivatives, net of collateral	32,903	5,391	37,312
Reinsurance recoverables	(5,850)	(13,988)	(8,323)
Other receivables	3,455	(1,410)	(1,872)
Accrued investment income	1,321	684	461
Other, net	(2,720)	23,066	23,269
Net cash provided by (used in) operating activities	50,224	48,552	116,585

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	16,029	30,915	11,350
Maturities, sinking fund payments and calls	201,117	171,173	192,721
Purchases	(199,628)	(208,835)	(219,602)
Proceeds from maturities and repayments of commercial mortgage loans	12,454	21,962	17,439
Funding of commercial mortgage loans	(30,085)	(18,244)	(8,277)
Net proceeds from sales of other investments	37	—	7
Purchase of other investments	(10)	(5)	—
Purchase of land, buildings, equipment and software	—	—	(22)
Change in policy loans, net	(1,233)	(683)	(1,628)
Cash received for written options with deferred premiums	—	7,399	—
Net cash provided by (used in) investing activities	(1,319)	3,682	(8,012)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	147,035	140,526	147,391
Net transfers from (to) separate accounts	(13,075)	(2,542)	(22,966)
Surrenders and other benefits	(113,885)	(118,428)	(172,766)
Proceeds from line of credit with Ameriprise Financial, Inc.	1,300	1,000	6,300
Payments on line of credit with Ameriprise Financial, Inc.	(1,300)	(1,000)	(6,300)
Cash paid for purchased options with deferred premiums	(10,134)	(12,892)	(15,563)
Cash dividends to RiverSource Life Insurance Company	(50,000)	(50,000)	(25,000)
Net cash provided by (used in) financing activities	(40,059)	(43,336)	(88,904)
Net increase (decrease) in cash and cash equivalents	8,846	8,898	19,669
Cash and cash equivalents at beginning of period	52,710	43,812	24,143
Cash and cash equivalents at end of period	$61,556	$52,710	$43,812

Supplemental Disclosures:
Income taxes paid (received), net	$20,516	$(5,057)	$(2,011)
Interest paid on borrowings	—	—	1

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

In 2017, the Company recorded the following out-of-period corrections:

•

a $0.8 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $0.7 million and decreased benefits, claims, losses and settlement expenses by $0.1 million.

•	a $0.9 million decrease to benefits, claims, losses and settlement expenses related to the reversal of loss recognition from the prior year.

•	a $1.0 million decrease to income tax provision for a reversal of a tax reserve.

In 2016, the Company recorded a $1.2 million increase to long term care (“LTC”) reserves for an out-of-period correction related to its claim utilization factor.

The impact of these out-of-period corrections was not material to current or prior period financial statements.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”), and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to

RiverSource Life Insurance Co. of New York

recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans and are stated at amortized cost, net of allowances for loan losses. Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

RiverSource Life Insurance Co. of New York

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

RiverSource Life Insurance Co. of New York

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions

RiverSource Life Insurance Co. of New York

can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains or losses impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

RiverSource Life Insurance Co. of New York

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a guaranteed minimum income benefit (“GMIB”) guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

See Note 10 for information regarding variable annuity guarantees.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions and IUL fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s best estimate assumptions. Both include anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of

RiverSource Life Insurance Co. of New York

the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 18 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity

RiverSource Life Insurance Co. of New York

in practice for the classification of eight specific cash flow activities. The specific amendments the Company is evaluating include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted and all amendments must be adopted during the same period. The Company early adopted the standard on January 1, 2017 on a retrospective basis. The adoption of the standard did not have a material impact on the Company’s operating, investing or financing cash flows.

Future Adoption of New Accounting Standards

Income Statement — Reporting Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in OCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The update is optional and entities may elect not to reclassify the stranded tax effects. The update is effective for fiscal years beginning after December 15, 2018. Entities may elect to record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. Early adoption is permitted in any period. The Company is currently evaluating the impact of the update on its financial condition.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Receivables — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, premiums are generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Early adoption is permitted. The update is not expected to have a material impact on the Company’s financial condition or results of operations.

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard is effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018. The adoption of the standard did not impact the financial condition and results of operations.

Financial Instruments — Measurement of Credit Losses

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded

RiverSource Life Insurance Co. of New York

on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. The update should be applied at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not impact the financial condition or results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard did not have a material impact on the Company’s financial condition and results of operations.

4.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Balance Sheets. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2017
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,053,836	$77,636	$(1,970)	$1,129,502	$2
Residential mortgage backed securities	192,827	3,206	(1,422)	194,611	—
Commercial mortgage backed securities	281,713	2,975	(2,875)	281,813	—
State and municipal obligations	121,555	23,905	(131)	145,329	—
Asset backed securities	51,415	1,622	(90)	52,947	—
Foreign government bonds and obligations	2,405	387	(1)	2,791	—
U.S. government and agency obligations	250	—	—	250	—
Total	$1,704,001	$109,731	$(6,489)	$1,807,243	$2

RiverSource Life Insurance Co. of New York

	December 31, 2016
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,146,981	$75,231	$(4,034)	$1,218,178	$2
Residential mortgage backed securities	205,061	4,242	(2,444)	206,859	(412)
Commercial mortgage backed securities	194,690	3,306	(2,781)	195,215	—
State and municipal obligations	117,973	17,418	(244)	135,147	—
Asset backed securities	56,040	1,269	(1,089)	56,220	—
Foreign government bonds and obligations	2,515	333	(7)	2,841	—
U.S. government and agency obligations	251	—	(1)	250	—
Total	$1,723,511	$101,799	$(10,600)	$1,814,710	$(410)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2017 and 2016, investment securities with a fair value of $44.9 million and $55.3 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $22.2 million and $12.6 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2017 and 2016, fixed maturity securities comprised approximately 90% and 91%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2017 and 2016, approximately $106.1 million and $124.5 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2017			December 31, 2016
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$480,751	$482,335	27%	$389,316	$391,870	22%
AA	92,839	114,135	6	84,512	101,135	5
A	296,099	331,093	18	339,541	370,482	20
BBB	765,947	809,787	45	824,391	864,549	48
Below investment grade	68,365	69,893	4	85,751	86,674	5
Total fixed maturities	$1,704,001	$1,807,243	100%	$1,723,511	$1,814,710	100%

As of December 31, 2017 and 2016, approximately 39% and 49%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2017
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	49	$125,339	$(580)	19	$33,891	$(1,390)	68	$159,230	$(1,970)
Residential mortgage backed securities	11	42,991	(297)	9	42,099	(1,125)	20	85,090	(1,422)
Commercial mortgage backed securities	28	71,576	(640)	24	61,937	(2,235)	52	133,513	(2,875)
State and municipal obligations	4	4,839	(11)	1	4,380	(120)	5	9,219	(131)
Asset backed securities	7	16,846	(48)	2	2,345	(42)	9	19,191	(90)
Foreign government bonds and obligations	—	—	—	1	110	(1)	1	110	(1)
U.S. government and agency obligations	—	—	—	1	250	—	1	250	—
Total	99	$261,591	$(1,576)	57	$145,012	$(4,913)	156	$406,603	$(6,489)

RiverSource Life Insurance Co. of New York

	December 31, 2016
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	66	$208,665	$(2,971)	18	$15,688	$(1,063)	84	$224,353	$(4,034)
Residential mortgage backed securities	12	82,683	(1,667)	15	15,623	(777)	27	98,306	(2,444)
Commercial mortgage backed securities	38	88,662	(2,446)	1	8,957	(335)	39	97,619	(2,781)
State and municipal obligations	5	8,941	(244)	—	—	—	5	8,941	(244)
Asset backed securities	10	22,685	(683)	5	9,861	(406)	15	32,546	(1,089)
Foreign government bonds and obligations	—	—	—	1	105	(7)	1	105	(7)
U.S. government and agency obligations	1	250	(1)	—	—	—	1	250	(1)
Total	132	$411,886	$(8,012)	40	$50,234	$(2,588)	172	$462,120	$(10,600)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to tighter credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in OCI:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Beginning balance	$721	$1,564	$1,452
Credit losses for which an other-than-temporary impairment was not previously recognized	—	—	112
Credit losses for which an other-than-temporary impairment was previously recognized	—	20	—
Reductions for securities sold during the period (realized)	(721)	(863)	—
Ending balance	$—	$721	$1,564

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Gross realized investment gains	$2,966	$2,624	$922
Gross realized investment losses	(86)	(1,429)	(1,003)
Other-than-temporary impairments	—	(20)	(401)
Total	$2,880	$1,175	$(482)

Other-than-temporary impairments for the years ended December 31, 2016 and 2015, primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2017 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$100,102	$100,817
Due after one year through five years	497,917	509,899
Due after five years through 10 years	331,744	343,777
Due after 10 years	248,283	323,379
	1,178,046	1,277,872
Residential mortgage backed securities	192,827	194,611
Commercial mortgage backed securities	281,713	281,813
Asset backed securities	51,415	52,947
Total	$1,704,001	$1,807,243

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Co. of New York

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Fixed maturities	$72,714	$76,949	$78,348
Commercial mortgage loans	6,387	6,452	7,383
Policy loans and other investments	2,705	2,388	2,187
	81,806	85,789	87,918
Less: investment expenses	1,896	1,957	2,015
Total	$79,910	$83,832	$85,903

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2017	2016	2015
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2017	2016
Individually evaluated for impairment	$883	$—
Collectively evaluated for impairment	150,520	133,771
Total	$151,403	$133,771

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2017 and 2016. All loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 1% and nil of total commercial mortgage loans as of December 31, 2017 and 2016, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in thousands)
Pacific	$40,403	$32,051	27%	24%
South Atlantic	35,229	33,951	23	26
Middle Atlantic	17,929	18,898	12	14
Mountain	17,250	14,264	11	11
West North Central	16,204	13,964	11	10
East North Central	9,229	10,638	6	8
East South Central	7,704	8,169	5	6
West South Central	5,883	—	4	—
New England	1,572	1,836	1	1

	151,403	133,771	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$149,365	$131,733

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in thousands)
Retail	$43,650	$37,820	29%	28%
Apartments	41,499	30,138	27	22
Industrial	32,519	28,971	22	22
Office	20,979	22,085	14	17
Mixed use	3,202	3,355	2	3
Other	9,554	11,402	6	8

	151,403	133,771	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$149,365	$131,733

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updated market-related inputs and implemented model changes related to the Company’s living benefit valuation. In addition, management conducted its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on life insurance contracts and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation. The impact of unlocking to DAC for the year ended December 31, 2016 primarily reflected low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business in the prior year resulted in loss recognition due to low interest rates and higher morbidity. The impact of unlocking to DAC for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the low interest rate environment partially offset by improved persistency.

The balances of and changes in DAC were as follows:

(in thousands)	2017	2016	2015
Balance at January 1	$161,813	$160,845	$151,008
Capitalization of acquisition costs	18,160	18,503 (1)	19,061
Amortization, excluding the impact of valuation assumptions review	(14,002)	(14,565)	(13,896)
Amortization, impact of valuation assumptions review	309	(1,145)	(1,200)
Impact of change in net unrealized securities (gains) losses	(815)	(1,825)	5,872
Balance at December 31	$165,465	$161,813	$160,845

(1)

Includes a $1.9 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Statements of Income.

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2017	2016	2015
Balance at January 1	$14,492	$15,973	$16,970
Capitalization of sales inducement costs	255	305	252
Amortization, excluding the impact of valuation assumptions review	(2,080)	(2,035)	(2,426)
Amortization, impact of valuation assumptions review	19	400	100
Impact of change in net unrealized securities (gains) losses	342	(151)	1,077
Balance at December 31	$13,028	$14,492	$15,973

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2017 and 2016, traditional life and UL insurance in force aggregated $11.5 billion and $11.4 billion, respectively, of which $8.0 billion and $7.9 billion, respectively, were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Direct premiums	$35,307	$33,414	$34,840
Reinsurance ceded	(11,792)	(11,503)	(11,749)
Net premiums	$23,515	$21,911	$23,091

Policy and contract charges are presented on the Statements of Income net of $6.6 million, $6.2 million and $5.7 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2017, 2016 and 2015, respectively.

Reinsurance recovered on all contracts was $12.4 million, $16.0 million and $13.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Reinsurance recoverables include approximately $108.0 million and $101.0 million related to LTC risk ceded to Genworth as of December 31, 2017 and 2016, respectively.

Policyholder account balances, future policy benefits and claims include $2.0 million and $2.3 million related to previously assumed reinsurance arrangements as of December 31, 2017 and 2016, respectively.

RiverSource Life Insurance Co. of New York

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2017		2016
Policyholder account balances
Fixed annuities(1)	$872,166		$895,591
Variable annuity fixed sub-accounts	263,980		263,205
VUL/UL insurance	190,594		190,579
IUL insurance	64,847		46,516
Other life insurance	34,384		36,695
Total policyholder account balances	1,425,971		1,432,586
Future policy benefits
Variable annuity GMWB	7,117		38,804
Variable annuity GMAB	(7,241	)(2)	(2,085	)(2)
Other annuity liabilities	4,766		4,283
Fixed annuity life contingent liabilities	89,886		90,274
Life and DI insurance	71,851		70,839
LTC insurance	286,622		281,879
VUL/UL and other life insurance additional liabilities	44,407		37,414
Total future policy benefits	497,408		521,408
Policy claims and other policyholders’ funds	9,389		8,927
Total policyholder account balances, future policy benefits and claims	$1,932,768		$1,962,921

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2017 and 2016 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2017, depending on year of issue, with an average rate of approximately 4.16%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

RiverSource Life Insurance Co. of New York

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s best estimate assumptions as of the date of loss recognition. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2017. Anticipated interest rates for DI policies ranged from 3.75% to 7.5% as of December 31, 2017 and for LTC policies ranged from 5.4% to 5.7% as of December 31, 2017.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.25% for DI and LTC claims, respectively, as of December 31, 2017.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2017	2016
Variable annuity	$4,324,729	$4,004,582
VUL insurance	431,262	392,181
Other insurance	778	680
Total	$4,756,769	$4,397,443

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of

RiverSource Life Insurance Co. of New York

the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2017				December 31, 2016
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk		Weighted Average Attained Age
GMDB:
Return of premium	$3,340,210	$3,251,444	$367	66	$3,032,057	$2,943,872	$11,315		65
Five/six-year reset	492,753	334,042	947	66	497,807	341,223	1,670		65
One-year ratchet	525,859	512,295	409	69	503,005	489,470	9,061		67
Five-year ratchet	190,808	186,691	83	66	194,173	189,462	730		65
Total — GMDB	$4,549,630	$4,284,472	$1,806	66	$4,227,042	$3,964,027	$22,776		65
GMIB	$13,205	$12,210	$23	68	$13,063	$12,066	$216		66
GMWB:
GMWB	$157,478	$156,950	$5	71	$166,641	$166,088	$18		70
GMWB for life	2,507,268	2,495,903	93	67	2,214,734	2,206,696	324	(2)	66
Total — GMWB	$2,664,746	$2,652,853	$98	67	$2,381,375	$2,372,784	$342		66
GMAB	$258,510	$258,497	$11	59	$281,721	$280,350	$2,089		58

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2)	Amount revised to reflect updated contractholder mortality assumptions as of December 31, 2016.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2017		December 31, 2016
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$438	65	$427	64

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2015	$600	$381	$27,840	$(3,944)	$19,158
Incurred claims	199	2	18,067	3,707	6,592
Paid claims	(87)	—	—	—	(1,934)
Balance at December 31, 2015	712	383	45,907	(237)	23,816
Incurred claims	275	8	(7,103)	(1,848)	8,949
Paid claims	(316)	—	—	—	(2,896)
Balance at December 31, 2016	671	391	38,804	(2,085)	29,869
Incurred claims	123	88	(31,687)	(5,156)	5,282
Paid claims	(2)	(200)	—	—	(478)
Balance at December 31, 2017	$792	$279	$7,117	$(7,241)	$34,673

(1)	The incurred claims for GMWB and GMAB represent the change in the fair value of the liabilities (contra liabilities) less paid claims.

RiverSource Life Insurance Co. of New York

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2017	2016
Mutual funds:
Equity	$2,602,746	$2,302,284
Bond	1,390,842	1,368,768
Other	306,879	308,425
Total mutual funds	$4,300,467	$3,979,477

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2017, 2016 and 2015.

11.  LINE OF CREDIT

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollars. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2017 and 2016.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2017
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,002,822	$126,680	$1,129,502
Residential mortgage backed securities	—	194,402	209	194,611
Commercial mortgage backed securities	—	281,813	—	281,813
State and municipal obligations	—	145,329	—	145,329
Asset backed securities	—	52,947	—	52,947
Foreign government bonds and obligations	—	2,791	—	2,791
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities: Fixed maturities	250	1,680,104	126,889	1,807,243
Cash equivalents	—	61,085	—	61,085
Other assets:
Interest rate derivative contracts	—	21,685	—	21,685
Equity derivative contracts	6,252	74,511	—	80,763
Foreign exchange derivative contracts	20	866	—	886
Total other assets	6,272	97,062	—	103,334
Separate account assets measured at net asset value (“NAV”)				4,756,769	(1)
Total assets at fair value	$6,522	$1,838,251	$126,889	$6,728,431

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$26,582	$26,582
GMWB and GMAB embedded derivatives	—	—	(12,085)	(12,085	)(2)
Total policyholder account balances, future policy benefits and claims	—	—	14,497	14,497	(3)
Other liabilities:
Interest rate derivative contracts	—	3,705	—	3,705
Equity derivative contracts	1,341	92,773	—	94,114
Foreign exchange derivative contracts	7	704	—	711
Total other liabilities	1,348	97,182	—	98,530
Total liabilities at fair value	$1,348	$97,182	$14,497	$113,027

RiverSource Life Insurance Co. of New York

	December 31, 2016
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,074,160	$144,018	$1,218,178
Residential mortgage backed securities	—	206,511	348	206,859
Commercial mortgage backed securities	—	195,215	—	195,215
State and municipal obligations	—	135,147	—	135,147
Asset backed securities	—	56,220	—	56,220
Foreign government bonds and obligations	—	2,841	—	2,841
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities: Fixed maturities	250	1,670,094	144,366	1,814,710
Cash equivalents	—	52,593	—	52,593
Other assets:
Interest rate derivative contracts	—	68,146	—	68,146
Equity derivative contracts	705	50,878	—	51,583
Foreign exchange derivative contracts	5	3,032	—	3,037
Total other assets	710	122,056	—	122,766
Separate account assets measured at NAV				4,397,443	(1)
Total assets at fair value	$960	$1,844,743	$144,366	$6,387,512

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$18,998	$18,998
GMWB and GMAB embedded derivatives	—	—	25,889	25,889	(4)
Total policyholder account balances, future policy benefits and claims	—	—	44,887	44,887	(5)
Other liabilities:
Interest rate derivative contracts	—	34,050	—	34,050
Equity derivative contracts	58	67,106	—	67,164
Foreign exchange derivative contracts	114	407	—	521
Total other liabilities	172	101,563	—	101,735
Total liabilities at fair value	$172	$101,563	$44,887	$146,622

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position as of December 31, 2017.

(3)	The Company’s adjustment for nonperformance risk resulted in a $19.9 million cumulative decrease to the embedded derivatives as of December 31, 2017.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position as of December 31, 2016.

(5)	The Company’s adjustment for nonperformance risk resulted in a $25.0 million cumulative decrease to the embedded derivatives as of December 31, 2016.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)		$(44,887)
Total gains (losses) included in:
Net income	(39)	(1)	—	(40	)(1)	(3,131	)(4)	55,963	(5)	52,832
Other comprehensive income (loss)	(610)	4	—	(606)		—		—		—
Purchases	11,014	—	3,151	14,165		—		—		—
Issues	—	—	—	—		(5,875)		(18,803)		(24,678)
Settlements	(27,703)	(142)	—	(27,845)		1,422		814		2,236
Transfers out of Level 3	—	—	(3,151)	(3,151)		—		—		—
Balance, December 31, 2017	$126,680	$209	$—	$126,889		$(26,582)		$12,085		$(14,497)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2017	$(17)	$(1)	$—	$(18	)(1)	$(3,131	)(4)	$55,439	(5)	$52,308

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2016	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)	$(54,630)
Total gains (losses) included in:
Net income	(13)	(2)	(1)	(16	)(2)	(681	)(4)	31,132 (5)	30,451
Other comprehensive income (loss)	424	9	90	523		—		—	—
Purchases	6,147	—	—	6,147		—		—	—
Issues	—	—	—	—		(5,299)		(17,276)	(22,575)
Settlements	(10,703)	(205)	—	(10,908)		1,269		598	1,867
Transfers out of Level 3	—	—	(6,115)	(6,115)		—		—	—
Balance, December 31, 2016	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)	$(44,887)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2016	$(10)	$(2)	$—	$(12	)(3)	$(681	)(4)	$27,745 (5)	$27,064

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$150,969	$808	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Total gains (losses) included in:
Net income	(163)	(4)	2	(165	)(1)	(857	)(4)	(4,962	)(5)	(5,819)
Other comprehensive income (loss)	(1,813)	(14)	(206)	(2,033)		—		—		—
Purchases	16,500	—	3,800	20,300		—		—		—
Issues	—	—	—	—		(4,395)		(15,844)		(20,239)
Settlements	(17,330)	(244)	—	(17,574)		719		(199)		520
Transfers out of Level 3	—	—	(961)	(961)		—		—		—
Balance, December 31, 2015	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)		$(54,630)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2015	$(149)	$(4)	$2	$(151	)(1)	$(857	)(4)	$(5,450	)(5)	$(6,307)

(1)	Included in net investment income in the Statements of Income.
(2)	Represents a $12 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(3)	Represents an $8 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(4)	Included in interest credited to fixed accounts in the Statements of Income.
(5)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(3.5) million, $4.5 million and $3.9 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2017, 2016 and 2015, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$126,593	Discounted cash flow	Yield/spread to U.S. Treasuries	0.7%	–	2.3%	1.1%
IUL embedded derivatives	$26,582	Discounted cash flow	Nonperformance risk(1)	71		bps
GMWB and GMAB embedded derivatives	$(12,085)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	42.0%
			Surrender rate	0.1%	–	74.7%
			Market volatility(3)	3.7%	–	16.1%
			Nonperformance risk(1)	71		bps

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$143,863	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	2.5%	1.3%
IUL embedded derivatives	$18,998	Discounted cash flow	Nonperformance risk(1)	82		bps
GMWB and GMAB embedded derivatives	$25,889	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.1%	–	66.4%
			Market volatility(3)	5.3%	–	21.2%
			Nonperformance risk(1)	82		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

RiverSource Life Insurance Co. of New York

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds and non-agency residential mortgage backed securities. The fair value of corporate bonds and non-agency residential mortgage backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2017 and 2016. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates,

RiverSource Life Insurance Co. of New York

volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2017 and 2016. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2017
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$149,365	$—	$—	$150,604	$150,604
Policy loans	48,656	—	—	46,976	46,976

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$875,278	$—	$—	$933,998	$933,998
Separate account liabilities measured at NAV	4,565				4,565	(1)

	December 31, 2016
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$131,733	$—	$—	$131,334	$131,334
Policy loans	47,423	—	—	46,925	46,925

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$898,815	$—	$—	$953,615	$953,615
Separate account liabilities measured at NAV	4,718				4,718	(1)

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

Commercial Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

RiverSource Life Insurance Co. of New York

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets is used as a practical expedient for fair value and represents the exit price for the separate account liabilities. Separate account liabilities are excluded from classification in the fair value hierarchy.

13.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution and certain administrative services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2017, 2016 and 2015, the Company earned $18.8 million, $18.2 million and $18.0 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides certain administrative services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2017, 2016 and 2015, the Company earned $9.8 million, $9.3 million and $9.4 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides administrative services related to these transactions and is compensated for providing these services. For the years ended December 31, 2017, 2016 and 2015, the Company earned $2.5 million, $2.4 million and $2.4 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $27.3 million, $26.8 million and $27.8 million for the years ended December 31, 2017, 2016 and 2015, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2017, 2016 and 2015, the Company paid cash dividends of $50.0 million, $50.0 million and $25.0 million, respectively, to RiverSource Life. Advance notification was provided to the New York Department prior to all dividend payments. See Note 14 for additional information.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. As of December 31, 2017 and 2016, the Company had an amount due to (from) Ameriprise Financial for federal income taxes of $(1.5) million and $4.4 million, respectively.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends and those dividends exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the

RiverSource Life Insurance Co. of New York

immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $48.6 million, $64.2 million and $60.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2017	2016	2015

Net income, per accompanying GAAP financial statements	$67,672	$43,972	$49,563
Net income, SAP basis(1)	1,741	30,696	48,911
Difference	$65,931	$13,276	$652

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2017	2016

Shareholder’s equity, per accompanying GAAP financial statements	$441,051	$416,895
Capital and surplus, SAP basis(2)	269,102	322,093
Difference	$171,949	$94,802

(2)	Includes unassigned surplus of $160.2 million and $213.2 million as of December 31, 2017 and 2016, respectively.

As of both December 31, 2017 and 2016, bonds carried at $250 thousand were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2017
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$101,453	$—	$101,453	$(70,050)	$(27,900)	$—	$3,503
OTC cleared	1,765	—	1,765	(1,259)	—	—	506
Exchange-traded	116	—	116	(66)	—	—	50
Total derivatives	$103,334	$—	$103,334	$(71,375)	$(27,900)	$—	$4,059

	December 31, 2016
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$87,426	$—	$87,426	$(58,006)	$(16,271)	$(9,762)	$3,387
OTC cleared	35,195	—	35,195	(32,299)	(2,655)	—	241
Exchange-traded	145	—	145	(145)	—	—	—
Total derivatives	$122,766	$—	$122,766	$(90,450)	$(18,926)	$(9,762)	$3,628

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2017
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$97,205	$—	$97,205	$(70,050)	$(1,043)	$(23,253)	$2,859
OTC cleared	1,259	—	1,259	(1,259)	—	—	—
Exchange-traded	66	—	66	(66)	—	—	—
Total derivatives	$98,530	$—	$98,530	$(71,375)	$(1,043)	$(23,253)	$2,859

	December 31, 2016
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$69,264	$—	$69,264	$(58,006)	$—	$(11,258)	$—
OTC cleared	32,299	—	32,299	(32,299)	—	—	—
Exchange-traded	172	—	172	(145)	—	—	27
Total derivatives	$101,735	$—	$101,735	$(90,450)	$—	$(11,258)	$27

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amounts of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2017			December 31, 2016
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$2,821,161	$21,685	$3,705	$2,788,776	$68,146	$34,050
Equity contracts	2,370,910	80,763	94,114	2,567,100	51,583	67,164
Foreign exchange contracts	78,629	886	711	99,344	3,037	521
Total non-designated hedges	5,270,700	103,334	98,530	5,455,220	122,766	101,735
Embedded derivatives
GMWB and GMAB(3)	N/A	—	(12,085)	N/A	—	25,889
IUL	N/A	—	26,582	N/A	—	18,998
Total embedded derivatives	N/A	—	14,497	N/A	—	44,887
Total derivatives	$5,270,700	$103,334	$113,027	$5,455,220	$122,766	$146,622

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2017 included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2016 included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2017 and 2016, investment securities with a fair value of nil and $9.8 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which nil and $0.6 million, respectively, may be sold, pledged or rehypothecated by the Company. As of December 31, 2017 and 2016, the Company had not sold, pledged, or rehypothecated any securities that were accepted as collateral. In addition, as of December 31, 2017 and 2016, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2017
Interest rate contracts	$—	$2,256
Equity contracts	2,754	(49,205)
Foreign exchange contracts	—	(3,256)
GMWB and GMAB embedded derivatives	—	37,974
IUL embedded derivatives	(1,709)	—
Total gain (loss)	1,045	(12,231)
Year Ended December 31, 2016
Interest rate contracts	—	3,659
Equity contracts	737	(52,593)
Foreign exchange contracts	—	1,121
GMWB and GMAB embedded derivatives	—	14,454
IUL embedded derivatives	588	—
Total gain (loss)	1,325	(33,359)
Year Ended December 31, 2015
Interest rate contracts	—	12,589
Equity contracts	(377)	(18,031)
Foreign exchange contracts	—	3,123
GMWB and GMAB embedded derivatives	—	(21,005)
IUL embedded derivatives	(138)	—
Total gain (loss)	$(515)	$(23,324)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions and interest rate swaps.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2017:

(in thousands)	Premiums Payable	Premiums Receivable
2018	$8,897	$5,591
2019	17,661	—
2020	8,152	—
2021	16,891	—
2022	9,779	—
2023-2026	1,056	—
Total	$62,436	$5,591

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2017 and 2016, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $26.9 million and $11.3 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2017 and 2016 was $24.3 million and $11.3 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2017 and 2016 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $2.6 million and nil, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized securities gains (losses) in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2015			$55,554
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	$(70,661)	$24,731	(45,930)
Reclassification of net securities (gains) losses included in net income(2)	482	(169)	313
Impact of other adjustments	29,137	(10,197)	18,940
Total other comprehensive income (loss)	(41,042)	14,365	(26,677)
Balance of AOCI at December 31, 2015			28,877 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	28,318	(9,913)	18,405
Reclassification of net securities (gains) losses included in net income(2)	(1,175)	411	(764)
Impact of other adjustments	(19,139)	6,700	(12,439)
Total other comprehensive income (loss)	8,004	(2,802)	5,202
Balance of AOCI at December 31, 2016			34,079 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	14,923	(4,333)	10,590
Reclassification of net securities (gains) losses included in net income(2)	(2,880)	1,008	(1,872)
Impact of other adjustments	(2,735)	501	(2,234)
Total other comprehensive income (loss)	$9,308	$(2,824)	6,484
Balance of AOCI at December 31, 2017			$40,563 (3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $1 thousand, $(238) thousand and $(293) thousand, respectively, of noncredit related impairments on securities and net unrealized securities gains (losses) on previously impaired securities as of December 31, 2017, 2016 and 2015, respectively.

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Current income tax
Federal	$12,562	$15,083	$17,686
State	263	180	135
Total current income tax	12,825	15,263	17,821
Deferred federal income tax	6,137	(4,851)	(3,557)
Total income tax provision	$18,962	$10,412	$14,264

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 includes a benefit of $2.3 million due to the enactment of the Tax Act. The $2.3 million benefit includes a $2.2 million benefit for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $129 thousand benefit for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies.

The Company considers the expenses related to the remeasurement of deferred tax assets and liabilities to be provisional amounts based on reasonable estimates as discussed below.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% were as follows:

	Years Ended December 31,
	2017	2016	2015
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividend received deduction	(8.6)	(14.4)	(11.6)
Impact of Tax Act	(2.7)	—	—
Foreign Tax	(1.8)	(3.0)	—
Other	—	1.4	(1.1)
Income tax provision	21.9%	19.0%	22.3%

RiverSource Life Insurance Co. of New York

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividend received deduction. The increase in the effective tax rate for the year ended December 31, 2017 compared to 2016 was primarily due to a lower dividend received deduction partially offset by a $2.3 million benefit in 2017 due to provisions of the Tax Act, including remeasurement of net deferred tax liabilities and remeasurement of tax contingencies. The decrease in the effective tax rate for the year ended December 31, 2016 compared to 2015 was primarily due to lower pretax income in relation to preferred items including the dividend received deduction.

As of December 31, 2017, the Company had not fully completed its accounting for the tax effects of the enactment of the Tax Act; however, the Company is able to provide reasonable estimates of the Tax Act’s impact. The Company’s provision for income taxes for the year ended December 31, 2017 is based in part on a reasonable estimate of the remeasurement of deferred tax assets and liabilities under the Tax Act. The Company recognized a provisional tax amount of $2.3 million, which is included as a component of provision for income taxes from continuing operations. The Company considers the accounting for the Tax Act’s benefit related to the remeasurement of tax contingencies to be final and complete. The Company recorded a provisional tax amount of $2.2 million to remeasure certain deferred tax assets and liabilities as a result of the enactment of the Tax Act. The Company is still analyzing certain aspects of the Tax Act and is refining the estimate of the expected reversal of its deferred tax balances. This can potentially affect the measurement of these balances or give rise to new deferred tax amounts. In addition, further guidance from federal and state taxing authorities may change the provisional tax liability or the accounting treatment of the provisional tax liability.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at 21% as of December 31, 2017 and 35% as of December 31, 2016. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2017	2016
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$29,480	$61,291
Investment related	8,727	10,666
Deferred compensation	652	—
Other	120	50
Gross deferred income tax assets	38,979	72,007
Deferred income tax liabilities
Deferred acquisition costs	26,734	42,935
Net unrealized gains on Available-for Sale securities	12,965	18,350
DSIC	2,888	5,446
Other	186	108
Gross deferred income tax liabilities	42,773	66,839
Net deferred income tax assets (liabilities)	$(3,794)	$5,168

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2017 and 2016.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2017	2016	2015
Balance at January 1	$3,048	$4,325	$7,249
Additions based on tax positions related to the current year	186	197	410
Additions for tax positions of prior years	5	1,973	2,026
Reductions for tax positions of prior years	(2,735)	(3,447)	(5,360)
Balance at December 31	$504	$3,048	$4,325

If recognized, approximately $166 thousand, $116 thousand and $117 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2017, 2016 and 2015, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $300 thousand to $400 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $417 thousand and $2.2 million and a net increase of $216 thousand in interest and

RiverSource Life Insurance Co. of New York

penalties for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the Company had a payable of $14 thousand and $431 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In 2017, Ameriprise Financial received final cash settlements for resolution of the 2006 and 2011 audits. The IRS has completed its examination of the 2008 through 2010 tax returns, and these years are effectively settled; however, the statutes of limitation, remain open for certain carryover adjustments. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2012 through 2015. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2011 through 2015.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2017 and 2016, the Company’s funding commitments for commercial mortgage loan commitments was $2.8 million and $6.1 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2017, these guarantees range from 1% to 5%.

Contingencies

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset associated with Executive Life Insurance Company of New York. As of both December 31, 2017 and 2016, the estimated liability was $1.1 million and the related premium tax asset was $893 thousand. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6337 CE (12/18)